                                                                   EXHIBIT 10.13



================================================================================








                                CREDIT AGREEMENT

                                      among

                                   TUFCO, L.P.
                                  as Borrower,

                            TUFCO TECHNOLOGIES, INC.,
                                  as the Parent

                           FIRST UNION NATIONAL BANK,
                                    as Agent,

                                       and
                             the banks named herein


                                 August 28, 1998







================================================================================

                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----

ARTICLE 1- Definitions.............................................................................................1
         Section 1.1       Definitions.............................................................................1
         Section 1.2       Other Definitional Provisions..........................................................13
         Section 1.3       Accounting Terms and Determinations....................................................13
         Section 1.4       Time of Day............................................................................13

ARTICLE 2 - Revolving Credit Facility.............................................................................14
         Section 2.1       Revolving Commitments..................................................................14
         Section 2.2       Notes..................................................................................14
         Section 2.3       Repayment of Revolving Loans...........................................................14
         Section 2.4       Use of Proceeds........................................................................14
         Section 2.5       Revolving Commitment Fee...............................................................14
         Section 2.6       Reduction or Termination of Revolving Commitments; Extension of
                           Revolving Commitments..................................................................14

ARTICLE 3 - Term Loans............................................................................................15
         Section 3.1       Term Commitments.......................................................................15
         Section 3.2       Notes..................................................................................15
         Section 3.3       Repayment of Term Loans................................................................15
         Section 3.4       Use of Proceeds........................................................................15

ARTICLE 4 - Letters of Credit.....................................................................................16
         Section 4.1       Commitment to Issue Commercial L/Cs....................................................16
         Section 4.2       Commitment to Issue Bond L/C...........................................................16
         Section 4.3       Participation By Banks.................................................................16
         Section 4.4       Request Procedure......................................................................16
         Section 4.5       Letter of Credit Fees..................................................................17
         Section 4.6       Funding of Drawings....................................................................17
         Section 4.7       Reimbursements.........................................................................17
         Section 4.8       Reimbursement Obligations Absolute.....................................................18
         Section 4.9       Issuer Responsibility..................................................................18

ARTICLE 5 - Interest and Fees.....................................................................................19
         Section 5.1       Interest Rate..........................................................................19
         Section 5.2       Determinations of Margins and Fees.....................................................19
                           (a)      "Base Margin..................................................................19
                           (b)      "Commitment Fee Rate..........................................................19
                           (c)      "Eurodollar Rate Margin.......................................................20
         Section 5.3       Payment Dates..........................................................................20
         Section 5.4       Default Interest.......................................................................21
         Section 5.5       Conversions and Continuations of Accounts..............................................21

                                TABLE OF CONTENTS
                                    (con't.)


                                                                                                                Page
                                                                                                                ----

         Section 5.6       Computations...........................................................................21

ARTICLE 6 - Administrative Matters................................................................................21
         Section 6.1       Borrowing Procedure....................................................................21
         Section 6.2       Minimum Amounts........................................................................22
         Section 6.3       Certain Notices........................................................................22
         Section 6.4       Prepayments............................................................................23
                           (a)      Mandatory.....................................................................23
                                    (i)     Prepayments from Asset Dispositions...................................23
                                    (ii)    Prepayment from Securities Offerings..................................23
                           (b)      Optional......................................................................24
                           (c)      Interest Rate Protection Agreements...........................................24
         Section 6.5       Method of Payment......................................................................24
         Section 6.6       Pro Rata Treatment.....................................................................25
         Section 6.7       Sharing of Payments....................................................................25
         Section 6.8       Non-Receipt of Funds by the Agent......................................................26
         Section 6.9       Withholding Taxes......................................................................26
         Section 6.10      Withholding Tax Exemption..............................................................26
         Section 6.11      Participation Obligations Absolute; Failure to Fund Participation......................27

ARTICLE 7 - Yield Protection and Illegality.......................................................................27
         Section 7.1       Additional Costs.......................................................................27
         Section 7.2       Limitation on Eurodollar Accounts......................................................29
         Section 7.3       Illegality.............................................................................29
         Section 7.4       Treatment of Affected Loans............................................................30
         Section 7.5       Compensation...........................................................................30
         Section 7.6       Capital Adequacy.......................................................................31

ARTICLE 8 - Conditions Precedent..................................................................................31
         Section 8.1       Initial Loan...........................................................................31
                           (a)      Resolutions...................................................................31
                           (b)      Incumbency Certificate........................................................32
                           (c)      Articles of Incorporation; Certificate of Limited Partnership.................32
                           (d)      Bylaws; Partnership Agreement.................................................32
                           (e)      Governmental Certificates.....................................................32
                           (f)      Notes.........................................................................32
                           (g)      Collateral Documents and Collateral...........................................32
                           (h)      Bond Documents................................................................33
                           (i)      Termination or Assignment of Prior Liens......................................33
                           (j)      Insurance Policies............................................................33
                           (k)      Opinion of Counsel............................................................33

                                TABLE OF CONTENTS
                                    (con't.)


                                                                                                                Page
                                                                                                                ----

                           (l)      Appraisals; Title Reports; Environmental Reports; Surveys.....................33
                           (m)      Attorneys' Fees and Expenses..................................................33
         Section 8.2       All Loans..............................................................................33
                           (a)      No Default....................................................................33
                           (b)      Representations and Warranties................................................33
                           (c)      Additional Documentation......................................................33

ARTICLE 9 - Representations and Warranties........................................................................34
         Section 9.1       Corporate Existence....................................................................34
         Section 9.2       Financial Statements...................................................................34
         Section 9.3       Corporate Action; No Breach............................................................34
         Section 9.4       Operation of Business..................................................................35
         Section 9.5       Litigation and Judgments...............................................................35
         Section 9.6       Rights in Properties; Liens............................................................35
         Section 9.7       Enforceability.........................................................................35
         Section 9.8       Approvals..............................................................................35
         Section 9.9       Debt...................................................................................35
         Section 9.10      Taxes..................................................................................35
         Section 9.11      Margin Securities......................................................................36
         Section 9.12      ERISA..................................................................................36
         Section 9.13      Disclosure.............................................................................36
         Section 9.14      Subsidiaries...........................................................................36
         Section 9.15      Agreements.............................................................................37
         Section 9.16      Compliance with Laws...................................................................37
         Section 9.17      Investment Company Act.................................................................37
         Section 9.18      Public Utility Holding Company Act.....................................................37
         Section 9.19      Environmental Matters..................................................................37
         Section 9.20      Solvency...............................................................................38
         Section 9.21      Benefit Received.......................................................................38
         Section 9.22      Bond Documents.........................................................................38
         Section 9.23      Year 2000..............................................................................38

ARTICLE 10 - Positive Covenants...................................................................................39
         Section 10.1      Reporting Requirements.................................................................39
                           (a)      Annual Financial Statements...................................................39
                           (b)      Quarterly Financial Statements................................................39
                           (c)      Compliance Certificate........................................................39
                           (d)      Annual Projections............................................................40
                           (e)      Management Letters............................................................40
                           (f)      Notice of Litigation..........................................................40
                           (g)      Notice of Default.............................................................40

                                TABLE OF CONTENTS
                                    (con't.)


                                                                                                                Page
                                                                                                                ----

                           (h)      ERISA Reports.................................................................40
                           (i)      Reports to Other Creditors....................................................40
                           (j)      Notice of Material Adverse Effect.............................................40
                           (k)      Proxy Statements, Etc.........................................................41
                           (l)      General Information...........................................................41
         Section 10.2      Maintenance of Existence; Conduct of Business..........................................41
         Section 10.3      Maintenance of Properties..............................................................41
         Section 10.4      Taxes and Claims.......................................................................41
         Section 10.5      Insurance..............................................................................41
         Section 10.6      Inspection Rights......................................................................42
         Section 10.7      Keeping Books and Records..............................................................42
         Section 10.8      Compliance with Laws...................................................................42
         Section 10.9      Compliance with Agreements.............................................................42
         Section 10.10     Further Assurances and Collateral Matters..............................................42
                           (a)      Further Assurance.............................................................42
                           (b)      Subsidiary Pledge.............................................................43
                           (c)      Borrower Pledge of Subsidiary Stock...........................................43
         Section 10.11     ERISA..................................................................................43
         Section 10.12     Interest Rate Protection Agreements....................................................43

ARTICLE 11 - Negative Covenants...................................................................................44
         Section 11.1      Debt...................................................................................44
         Section 11.2      Limitation on Liens....................................................................45
         Section 11.3      Mergers, Etc...........................................................................46
         Section 11.4      Restrictions on Dividends and other Distributions......................................46
         Section 11.5      Investments............................................................................47
         Section 11.6      Limitation on Issuance of Capital Stock................................................48
         Section 11.7      Transactions With Affiliates...........................................................48
         Section 11.8      Disposition of Assets..................................................................48
         Section 11.9      Lines of Business......................................................................49
         Section 11.10     Sale and Leaseback.....................................................................49
         Section 11.11     Prepayment of Debt.....................................................................49
         Section 11.12     Modifications of Bond Documents or Agreements..........................................49
         Section 11.13     Tax Exempt Status of Bonds.............................................................49
         Section 11.14     Limitation on Bond Transactions........................................................49

ARTICLE 12 - Financial Covenants..................................................................................49
         Section 12.1      Consolidated Tangible Net Worth........................................................49
         Section 12.2      Fixed Charge Coverage..................................................................50
         Section 12.3      Indebtedness to EBITDA.................................................................52
         Section 12.4      Capital Expenditures...................................................................53

                                TABLE OF CONTENTS
                                    (con't.)


                                                                                                                Page
                                                                                                                ----

ARTICLE 13 - Default..............................................................................................53
         Section 13.1      Events of Default......................................................................53
         Section 13.2      Remedies...............................................................................56
                           (a)      Acceleration..................................................................56
                           (b)      Termination of Commitments....................................................56
                           (c)      Judgment......................................................................56
                           (d)      Foreclosure...................................................................56
                           (e)      Rights........................................................................56
         Section 13.3      Performance by the Agent...............................................................56
         Section 13.4      Setoff.................................................................................57
         Section 13.5      Continuance of Default.................................................................57
         Section 13.6      Cash Collateral........................................................................57

ARTICLE 14 - The Agent............................................................................................57
         Section 14.1      Appointment, Powers and Immunities.....................................................57
         Section 14.2      Rights of Agent as a Bank..............................................................58
         Section 14.3      Defaults...............................................................................58
         Section 14.4      Indemnification........................................................................59
         Section 14.5      Independent Credit Decisions...........................................................59
         Section 14.6      Several Commitments....................................................................60
         Section 14.7      Successor Agent........................................................................60
         Section 14.8      Agent Fee.  ...........................................................................60

ARTICLE 15 - Miscellaneous........................................................................................60
         Section 15.1      Expenses...............................................................................60
         Section 15.2      Indemnification........................................................................61
         Section 15.3      Limitation of Liability................................................................62
         Section 15.4      No Duty................................................................................62
         Section 15.5      No Fiduciary Relationship..............................................................62
         Section 15.6      Equitable Relief.......................................................................62
         Section 15.7      No Waiver; Cumulative Remedies.........................................................62
         Section 15.8      Successors and Assigns.................................................................62
                           (a)      Binding Effect................................................................62
                           (b)      Participations................................................................63
                           (c)      Assignments...................................................................63
                           (d)      Information...................................................................64
                           (e)      Pledge to Federal Reserve.....................................................64
         Section 15.9      Survival...............................................................................65
         Section 15.10     Entire Agreement.......................................................................65
         Section 15.11     Amendments.............................................................................65

                                TABLE OF CONTENTS
                                    (con't.)


                                                                                                                Page
                                                                                                                ----

         Section 15.12     Maximum Interest Rate..................................................................66
         Section 15.13     Notices................................................................................66
         Section 15.14     Governing Law; Venue of Service of Process.............................................67
         Section 15.15     Counterparts...........................................................................67
         Section 15.16     Severability...........................................................................67
         Section 15.17     Headings...............................................................................67
         Section 15.18     Non-Application of Chapter 346 of The Finance Code of Texas............................67
         Section 15.19     Construction...........................................................................67
         Section 15.20     Independence of Covenants..............................................................68
         Section 15.21     Waiver of Jury Trial...................................................................68

                                INDEX TO EXHIBITS


                  Exhibit                            Description of Exhibit
                  -------                            ----------------------

                  "A"                                Revolving Note
                  "B"                                Term Note
                  "C"                                Master Guaranty
                  "D"                                Borrower Security Agreement
                  "E"                                Guarantor Security Agreement
                  "F"                                Joinder Agreement
                  "G"                                Assignment and Acceptance
                  "H"                                Compliance Certificate
                  "I"                                Notice of Borrowing, Conversion,
                                                            Continuation or Prepayment



                               INDEX TO SCHEDULES


                Schedule                             Description of Schedule
                --------                             -----------------------

                  1.1(a)                             Previous Senior Debt
                  8.1(g)                             Real Property
                  9.14                               List of Subsidiaries
                  11.1                               Debt
                  11.2                               Existing Liens
                  11.5                               Existing Investments

                                CREDIT AGREEMENT


         THIS CREDIT AGREEMENT (the "Agreement"), dated as of August 28, 1998, is among TUFCO, L.P., a limited partnership duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), TUFCO TECHNOLOGIES, INC., a corporation duly organized under the laws of the State of Delaware ("Parent"), each of the banks or other lending institutions which is or which may from time to time become a signatory hereto or any successor or assignee thereof (individually, a "Bank" and, collectively, the "Banks") and FIRST UNION NATIONAL BANK, individually as a Bank and as agent for itself and the other Banks (in its capacity as agent, together with its successors in such capacity, the "Agent").

                                R E C I T A L S:

         The Borrower has requested that the Banks extend credit to the Borrower in the form of a revolving credit facility and a term loan facility. Borrower has also requested that First Union National Bank issue a letter of credit to provide credit enhancement for an industrial development bond financing. The Banks are willing to extend such credit to the Borrower upon the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

         "Account" means either a Base Rate Account or a Eurodollar Account.

         "Additional Costs" has the meaning specified in Section 7.1.

         "Adjusted Eurodollar Rate" means, for any Eurodollar Account for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by the Agent to be equal to the Eurodollar Rate for such Eurodollar Account for such Interest Period divided by 1 minus the Reserve Requirement for such Eurodollar Account for such Interest Period.

         "Adjustment Date" has the meaning specified in Section 5.2.

         "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such


CREDIT AGREEMENT - PAGE 1

Person; (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting stock of such Person; or (c) ten percent (10%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall the Agent or any Bank be deemed an Affiliate of the Borrower or any Subsidiaries.

         "Agent" has the meaning set forth in the introductory paragraph of this Agreement.

         "Agreement" has the meaning set forth in the introductory paragraph of this Agreement.

         "Applicable Lending Office" means for each Bank and each Type of Account, the lending office of such Bank (or of an Affiliate of such Bank) designated for such Account below its name on the signature pages hereof or such other office of such Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to the Borrower and the Agent as the office by which its Loans subject to Accounts of such Type are to be made and maintained.

         "Applicable Rate" has the meaning set forth in Section 5.1.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Bank and its assignee and accepted by the Agent pursuant to Section 15.8, in substantially the form of Exhibit "G".

         "Bank" has the meaning set forth in the introductory paragraph of this Agreement.

         "Base Margin" has the meaning specified in Section 5.2.

         "Base Rate" means, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% or (b) the Prime Rate in effect on such day. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum then most recently publicly announced from time to time by First Union as its prime rate in effect at its Principal Office; each change in the Prime Rate shall be effective on the date such change is publicly announced as effective. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as released on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so released for any day which is a Business Day, the arithmetic average (rounded upwards to the next 1/100th of 1%), as determined by the Agent, of the quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability of the Agent to obtain sufficient quotations in accordance with the terms thereof, the Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the


CREDIT AGREEMENT - PAGE 2
circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. The Base Rate may not be any Bank's best or favored rate and the Banks may make other Loans to other Persons at rates lower than the Base Rate.

         "Base Rate Account" means a portion of a Loan that bears interest at a rate based upon the Base Rate.

         "Bond Documents" means the trust indenture, loan agreement, remarking agreement, offering memorandum, placement agent agreement, tender agent agreement, security agreement, deed of trust, and indemnity agreement executed and delivered to evidence and govern the Bonds and all other documentation executed and delivered pursuant to or in connection therewith as such indenture, memorandum, agreements and other documentation may be amended, supplemented, or otherwise modified from time to time with the consent of the Lender.

         "Bond L/C" means that certain letter of credit issued pursuant to
Section 4.2.

         "Bond L/C Liabilities" means, at any time, the aggregate amount available for drawing under the Bond L/C and all unreimbursed drawings under the Bond L/C.

         "Bonds" means the Adjustable Rate Industrial Development Revenue Bonds, Series 1992 (Tufco Project), issued on May 1, 1992 in the aggregate amount of $2,500,000.

         "Borrower" has the meaning set forth in the introductory paragraph of this Agreement.

         "Borrower Security Agreement" means the security agreement between the Borrower and Agent for the benefit of itself and the Banks, in substantially the form of Exhibit "D", as the same may be amended or otherwise modified.

         "Business Day" means (a) any day excluding Saturday, Sunday, and any day which either is a legal holiday under the laws of the State of Texas or the State of New York or is a day on which banking institutions located in the State of Texas or the State of New York are closed, and (b), with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with Loans subject to Eurodollar Accounts, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the European interbank market.

         "Calculation Period" has the meaning specified in Section 5.2.

         "Capital Expenditures" means, for any period, all expenditures of Parent and the Subsidiaries which are classified as capital expenditures in accordance with GAAP including all such expenditures associated with Capital Lease Obligations.


CREDIT AGREEMENT - PAGE 3

         "Capital Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "Closing Date" means August 28, 1998.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

         "Collateral" means the property in which Liens have been granted pursuant to the Borrower Security Agreement, the Guarantor Security Agreement and the Deeds of Trust whether such Liens are now existing or hereafter arise.

         "Commercial L/C" has the meaning specified in Section 4.1.

         "Commercial L/C Liabilities" means, at any time, the aggregate amount available for drawing under all outstanding Commercial L/Cs and all unreimbursed drawings under Commercial L/Cs.

         "Commitment Fee Rate" means the per annum rate determined in accordance with Section 5.2.

         "Commitment Percentage" means, as to any Bank, the percentage equivalent of a fraction the numerator of which is the amount of the Commitments of such Bank and the denominator of which is the aggregate amount of the Commitments of all of the Banks. If all Commitments have terminated, the "Commitment Percentage" of each Bank is the percentage equivalent of a fraction, the numerator of which is the outstanding principal amount of the Loans of such Bank and the denominator of which is the aggregate of the outstanding principal amount of all Loans.

         "Commitments" means, as to each Bank, such Bank's Revolving Commitment and Term Commitment.

         "Compliance Certificate" means a certificate in substantially the form of Exhibit "H" properly completed and executed by the chief financial officer of Parent.

         "Consolidated Net Income" has the meaning specified in Section 12.2.

         "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Section 5.5 of a Eurodollar Account as a Eurodollar Account from one Interest Period to the next Interest Period.


CREDIT AGREEMENT - PAGE 4

         "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to Section 5.5 or Article 7 of one Type of Account into the other Type of Account.

         "Debt" means as to any Person at any time (without duplication): (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days or that are past due by more than ninety (90) days but are being contested in good faith by appropriate proceedings diligently pursued; (d) all Capital Lease Obligations of such Person; (e) all Debt or other obligations of others Guaranteed by such Person; (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person; (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds, and similar instruments; (h) all liabilities of such Person in respect of all unfunded vested benefits under any Plan; (i) all obligations of such Person in respect of mandatory redemption or mandatory dividend rights on capital stock (or other equity); (j) all obligations of such Person, contingent or otherwise, for the payment of money under any noncompete, consulting, performance based or similar agreement or any other similar arrangements providing for the deferred payment of the purchase price for an asset or assets; (k) all obligations of such Person under any interest rate or currency swap, cap, collar or similar hedge agreement; and (l) all other amounts which are required to be reflected as a liability on the balance sheet of a Person in accordance with GAAP, excluding trade accounts payable excluded from Debt pursuant to clause (c) of this definition, accruals, deferred credits and loss contingencies.

         "Deeds of Trust" has the meaning specified in subsection 8.1(g).

         "Default" means an Event of Default or the occurrence of an event or condition which with notice or lapse of time or both would become an Event of Default.

         "Default Rate" means, in respect of any principal of any Loan, or any other amount payable by the Borrower under any Loan Document which is not paid when due (whether at stated maturity, by acceleration, or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of two percent (2%) plus the Applicable Rate for Base Rate Accounts as in effect from time to time (provided, that if such amount in default is principal of a Loan subject to a Eurodollar Account and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, two percent (2%) plus the interest rate for such Loan for such Interest Period as provided in Section 5.1 hereof, and, thereafter, the rate provided for above in this definition).

         "Dollars" and "$" mean lawful money of the United States of America.

         "EBITDA" has the meaning specified in Section 12.2.


CREDIT AGREEMENT - PAGE 5

         "Eligible Assignee" means one or more commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund, or other financial institution (whether a corporation, partnership, or other entity) which is qualified to make Loans hereunder and has a combined capital and surplus of at least One Hundred Million Dollars ($100,000,000).

         "Environmental Laws" means any and all federal, state, and local laws, regulations, and requirements pertaining to health, safety, or the environment, as such laws, regulations, and requirements may be amended or supplemented from time to time.

         "Environmental Liabilities" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses, (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order, or agreement with any Governmental Authority or other Person, arising from environmental, health, or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

         "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

         "Eurodollar Account" means a portion of a Loan that bears interest at a rate based upon the Adjusted Eurodollar Rate.

         "Eurodollar Rate" means, for any Eurodollar Account for any Interest Period therefor, the rate per annum reported on Telerate page 3750 at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of such Interest Period (or if not so reported, then as determined by the Agent from another recognized source or interbank quotation) for Dollar deposits in immediately available funds having a term comparable to such Interest Period. Such rate shall be rounded to the next higher 1/100th of 1%, or if Borrower has hedged its Eurodollar Rate Loans with an interest rate swap with Agent, such rate shall be rounded five decimal places as set forth in the 1991 ISDA Definitions published by the International Swaps and Derivatives Association, Inc.

         "Eurodollar Rate Margin" has the meaning specified in Section 5.2.

         "Event of Default" has the meaning specified in Section 13.1.


CREDIT AGREEMENT - PAGE 6

         "Federal Funds Effective Rate" has the meaning specified in the definition of Base Rate.

         "First Union" means First Union National Bank in its individual capacity and not as Agent.

         "Fiscal Quarters" means the four (4) periods falling in each Fiscal Year, each such period three calendar months in duration with the first such period in any Fiscal Year beginning on the first day of October and the last such period in any Fiscal Year ending on the last day of September.

         "Fiscal Year" means twelve (12) month period beginning on the first day of October and ending on the last day of September of the following year.

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

         "Governmental Authority" means any nation or government, any state or political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning. The amount of any Guarantee shall be equal to the amount of the obligations so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

         "Guarantor Security Agreement" means the security agreement among the Guarantors and the Agent for the benefit of itself and the Banks, in substantially the form of Exhibit "E", as the same may be amended or otherwise modified.

         "Guarantors" means Tufco Technologies, Inc. and any Subsidiary of Tufco Technologies, Inc. other than the Borrower including, without limitation, Tufco Tech, Inc., Technologies I, Inc., TUFCO, Inc., TFCO, Inc. and Foremost Manufacturing Company, Inc.


CREDIT AGREEMENT - PAGE 7

         "Hazardous Material" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law.

         "Indebtedness" has the meaning specified in Section 12.3.

         "Indebtedness to EBITDA Ratio" means the ratio of Indebtedness to EBITDA as determined and calculated in accordance with Section 12.3.

         "Interest Period" means with respect to any Eurodollar Accounts, each period commencing on the date such Account is established or Converted from a Base Rate Account or the last day of the next preceding Interest Period with respect to such Eurodollar Account, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Sections 5.5 or 6.1, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business
Day); (b) any Interest Period in existence under a Loan which would otherwise extend beyond the Termination Date applicable to such Loan shall end on the Termination Date applicable to such Loan; (c) no more than six (6) Interest Periods shall be in effect at the same time; (d) no Interest Period for any Eurodollar Account shall have a duration of less than one (1) month and, if the Interest Period would otherwise be a shorter period, the related Eurodollar Account shall not be available hereunder; and (e) no Interest Period in respect of Term Loans may extend beyond a principal repayment date thereof unless, after giving effect thereto, the aggregate principal amount of the Term Loans, subject to Eurodollar Accounts having Interest Periods that end after such principal payment date shall be equal to or less than such Loans to be outstanding hereunder after such principal payment date.

         "Joinder Agreement" means an agreement which has been or will be executed by a Subsidiary as required hereby adding it as a party to the Master Guaranty and the Guarantor Security Agreement, in substantially the form of Exhibit "F".

         "Letters of Credit" means the Commercial L/Cs and the Bond L/C.

         "Letter of Credit Liabilities" means the Commercial L/C Liabilities and the Bond L/C Liabilities.

         "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.


CREDIT AGREEMENT - PAGE 8

         "Loan Documents" means this Agreement, the Notes, the Borrower Security Agreement, the Master Guaranty, the Guarantor Security Agreement, the Deeds of Trust, the documents executed under the Bond Documents in connection with the Bond L/C and all other promissory notes, security agreements, deeds of trust, assignments, guaranties, letters of credit, interest rate protection agreements and other instruments, agreements, and other documentation executed and delivered pursuant to or in connection with this Agreement, as such instruments, agreements, and other documentation may be amended or otherwise modified.

         "Loans" means Revolving Loans and Term Loans.

         "Master Guaranty" means the guaranty of the Guarantors in favor of the Agent and the Banks, in substantially the form of Exhibit "C", as the same may be amended or otherwise modified from time to time.

         "Material Adverse Effect" means (a) a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower and the Subsidiaries taken as a whole or (b) a material adverse effect on the validity, perfection, priority, or ability of the Agent to enforce the Agent's Lien on the Collateral or of the ability of the Agent or any Bank to enforce a material provision of the Loan Documents. In determining whether any individual event could reasonably be expected to result in a Material Adverse Effect, notwithstanding that such event does not itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events could reasonably be expected to result in a Material Adverse Effect.

         "Maximum Rate" means, at any time and with respect to any Bank, the maximum rate of nonusurious interest under applicable law that such Bank may charge the Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges contracted for, charged, or received in connection with the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the weekly ceiling described in, and computed in accordance with, Article 5069, Vernon's Texas Civil Statutes, as such statute may be amended from time to time.

         "Multiemployer Plan" means a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

         "Notes" means the Revolving Notes and the Term Notes.

         "Obligated Party" means the Guarantors or any other Person (exclusive of the Borrower) who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.


CREDIT AGREEMENT - PAGE 9

         "Obligation" means all obligations, indebtedness, and liabilities of the Borrower to the Agent and the Banks, or any of them, arising pursuant to any of the Loan Documents, or pursuant to any interest rate swap, interest rate caps, interest rate collars, or other similar agreements entered into by Agent or any Bank with the Borrower or any Guarantor enabling Borrower or a Guarantor to fix or limit its interest expense, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of the Borrower to repay the Loans, interest on the Loans and all fees, costs, and expenses (including attorneys' fees and expenses) provided for in the Loan Documents or such agreements enabling the Borrower to fix or limit its interest expense.

         "Outstanding Revolving Credit" means, at any time of determination, the sum of (a) the aggregate amount of Revolving Loans then outstanding; plus (b) the aggregate amount of Commercial L/C Liabilities (or when calculated with respect to a Bank, including the Agent as a Bank, such Bank's participation or other interest in such Commercial L/C Liabilities).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

         "Parent" means Tufco Technologies, Inc.

         "Person" means any individual, corporation, business trust, association, company, partnership, joint venture, Governmental Authority, or other entity.

         "Plan" means any employee benefit plan established or maintained by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

         "Previous Senior Debt" means all the obligations, indebtedness and liability of the Borrower and the Guarantors arising under or pursuant to Debt described in Schedule 1.1(a).

         "Principal Office" means the principal office of the Agent, located at 370 Scotch Road, West Trenton, New Jersey 08628.

         "Prohibited Transaction" means any transaction set forth in Section 406 or 407 of ERISA or Section 4975(c)(1) of the Code for which there does not exist a statutory or administrative exemption.

         "Quarterly Payment Date" means the last day of February, May, August and November of each year, the first of which shall be the first such day after the date of this Agreement.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

         "Regulatory Change" means, with respect to any Bank, any change after the date of this Agreement in United States federal, state, or foreign laws or regulations (including Regulation D)


CREDIT AGREEMENT - PAGE 10
or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including such Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof.

         "Reimbursement Obligations" means the obligation of the Borrower to reimburse the Agent for any demand for payment or drawing under a Letter of Credit.

         "Release" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or property in violation of Environmental Laws.

         "Remedial Action" means all actions required to (a) cleanup, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

         "Required Banks" means any combination of Banks having, in the aggregate, (a) sixty-six and two-thirds percent (66 2/3%) or more of the Commitments, or (b) if the Term Commitments have terminated or have otherwise been fulfilled, sixty-six and two-thirds percent (66 2/3%) or more of the Revolving Commitments and the aggregate outstanding principal amount of the Term Loan or (c) if all Commitments have terminated, sixty-six and two-thirds percent (66 2/3%) or more of the outstanding principal amount of the Loans.

         "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

         "Reserve Requirement" means, for any Eurodollar Account for any Interest Period therefor, the average maximum rate at which reserves (including any marginal, supplemental, or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined or any category of extensions of credit or other assets which include Eurodollar Accounts.

         "Revolving Commitment" means, as to each Bank, the obligation of such Bank to make advances of funds in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Bank on the signature pages hereto under the heading "Revolving Commitment" or in the most recent Assignment and Acceptance executed by such Bank, as the same may be reduced or terminated pursuant to Section 2.6 or 13.2. The


CREDIT AGREEMENT - PAGE 11
aggregate amount of the Revolving Commitments of all Banks equals Nine Million Dollars ($9,000,000).

         "Revolving Loans" means, as to any Bank, the advances made by such Bank pursuant to Section 2.1.

         "Revolving Notes" means the promissory notes provided for by Section
2.2 and all amendments or other modifications thereof.

         "Revolving Termination Date" means June 1, 2001, such earlier date on which the Revolving Commitments terminate as provided in this Agreement.

         "Securities" has the meaning specified in Section 6.4(a)(iii).

         "Subsidiary" means any corporation (or other entity) of which at least a majority of the outstanding shares of stock (or other ownership interests) having by the terms thereof ordinary voting power to elect a majority of the board of directors (or similar governing body) of such corporation (or other entity) (irrespective of whether or not at the time stock (or other ownership interests) of any other class or classes of such corporation (or other entity) shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Parent or one or more of the Subsidiaries or by the Parent and one or more of the Subsidiaries.

         "Term Commitment" means, as to each Bank and as of any date of determination, the obligation of such Bank to make advances of funds under
Section 3.1 in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Bank on the signature pages hereto under the heading "Term Commitment" or in the most recent Assignment and Acceptance executed by such Bank, as the same may be terminated pursuant to Section 13.2. The aggregate amount of the Term Commitments of all Banks on the Closing Date equals Ten Million Six Hundred Fifty Thousand Dollars ($10,650,000).

         "Term Loan" means, as to any Bank, the advance made by such Bank pursuant to Section 3.1.

         "Term Loan Maturity Date" means August 1, 2005, or such earlier date on which the Term Loan is due in its entirety as provided in this Agreement.

         "Term Notes" means the promissory notes provided for by Section 3.2 and all amendments and other modifications thereto.

         "Termination Date" means, either the Term Loan Maturity Date or the Revolving Termination Date.


CREDIT AGREEMENT - PAGE 12

         "Type" means either type of Account (i.e., either a Base Rate Account or Eurodollar Account).

         "UCC" means the Uniform Commercial Code as in effect in the State of Texas.

         Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

         Section 1.3 Accounting Terms and Determinations. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Agent and the Banks hereunder shall be prepared, in accordance with GAAP, on a basis consistent with those used in the preparation of the financial statements referred to in Section 9.2 hereof. All calculations made for the purposes of determining compliance with the provisions of this Agreement shall be made by application of GAAP, on a basis consistent with those used in the preparation of the financial statements referred to in Section 9.2 hereof. To enable the ready and consistent determination of compliance by the Parent with its obligations under this Agreement, the Parent will not change the manner in which either the last day of its Fiscal Year or the last days of the first three Fiscal Quarters of its Fiscal Year is calculated. In the event any changes in accounting principles required by GAAP or recommended by the Parent's certified public accountants and implemented by the Parent occur and such changes result in a change in the method of the calculation of financial covenants, standards, or terms under this Agreement, then the Parent, the Agent, and the Banks agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such changes with the desired result that the criteria for evaluating such covenants, standards, or terms shall be the same after such changes as if such changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Agent, the Parent, and the Banks, all financial covenants, standards, and terms in this Agreement shall continue to be calculated or construed as if such changes had not occurred.

         Section 1.4 Time of Day. Unless otherwise indicated, all references in this Agreement to times of day shall be references to Dallas, Texas time.


                                    ARTICLE 2

                            Revolving Credit Facility

         Section 2.1 Revolving Commitments. Subject to the terms and conditions of this Agreement, each Bank severally agrees to make one or more advances to the Borrower from time to time from and including the Closing Date to but excluding the Revolving Termination Date in an


CREDIT AGREEMENT - PAGE 13
aggregate principal amount at any time outstanding up to but not exceeding the amount of such Bank's Revolving Commitment as then in effect; provided, however, that the Outstanding Revolving Credit applicable to a Bank shall not at any time exceed such Bank's Revolving Commitment. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, prepay, and reborrow hereunder the amount of the Revolving Commitments and may establish Base Rate Accounts and Eurodollar Accounts thereunder and, until the Revolving Termination Date, the Borrower may Continue Eurodollar Accounts established under the Revolving Loans or Convert Accounts established under the Revolving Loans of one Type into Accounts of the other Type. Accounts of each Type under the Revolving Loan made by each Bank shall be established and maintained at such Bank's Applicable Lending Office for Revolving Loans of such Type.

         Section 2.2 Notes. The Revolving Loans made by a Bank shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit "A" hereto, payable to the order of such Bank in a principal amount equal to its Revolving Commitment and otherwise duly completed.

         Section 2.3 Repayment of Revolving Loans. The Borrower shall pay to the Agent for the account of the Banks the outstanding principal amount of all of the Revolving Loans on the Revolving Termination Date.

         Section 2.4 Use of Proceeds. The proceeds of the Revolving Loans shall be used by the Borrower for general corporate purposes, including, without limitation, to refinance Debt.

         Section 2.5 Revolving Commitment Fee. The Borrower agrees to pay to the Agent for the account of each Bank a commitment fee on the daily average unused amount of such Bank's Revolving Commitment for the period from and including the Closing Date to and including the Revolving Termination Date, at a rate equal to the Commitment Fee Rate as determined in accordance with subsection 5.2(b). For the purpose of calculating the commitment fee hereunder, the Revolving Commitments shall be deemed utilized by all Outstanding Revolving Credit. Accrued commitment fees under this Section 2.5 shall be payable in arrears on each Quarterly Payment Date and on the Revolving Termination Date.

         Section 2.6 Reduction or Termination of Revolving Commitments; Extension of Revolving Commitments. The Borrower shall have the right to terminate or reduce in part the unused portion of the Revolving Commitments at any time and from time to time, provided that: (a) the Borrower shall give notice of each such termination or reduction as provided in Section 6.3; and (b) each partial reduction shall be in an aggregate amount at least equal to Two Hundred Fifty Thousand ($250,000). The Revolving Commitments may not be reinstated after they have been terminated or reduced. The Banks shall have no obligation or commitment to extend the Revolving Termination Date, but during January of each year that the Revolving Commitments are outstanding, at the request of Borrower, the Banks will conduct a review of Parent and the Subsidiaries to determine whether to extend the Revolving Termination Date to a date one year from the then current Revolving Termination Date. The Banks' determination as to the extension of the Revolving


CREDIT AGREEMENT - PAGE 14

Termination Date shall be made by all the Banks in their sole, independent discretion and shall be effective only after an amendment to the definition of Revolving Termination Date is executed by Borrower, Agent and all the Banks.


                                    ARTICLE 3

                                   Term Loans

         Section 3.1 Term Commitments. Subject to the terms and conditions of this Agreement, each Bank severally agrees to make one advance to Borrower on the Closing Date in an aggregate principal amount not to exceed the amount of such Bank's Term Commitment as then in effect. Subject to the foregoing limitations and the other terms of this Agreement, the Borrower may establish Base Rate Accounts or Eurodollar Accounts under the Term Loans and, until the Term Loan Maturity Date, the Borrower may Continue Eurodollar Accounts established under the Term Loans or Convert Accounts established under the Term Loans of one Type into Accounts of another Type. Accounts of each Type established under the Term Loan made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Accounts of such Type.

         Section 3.2 Notes. The Term Loan made by a Bank shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit "B", payable to the order of such Bank in a principal amount equal to its Term Commitment and otherwise duly completed.

         Section 3.3 Repayment of Term Loans. The Borrower shall pay to the Agent for the account of the Banks the Term Loans in twenty-eight (28) installments as follows: (a) Twenty-Seven (27) installments in the principal amount equal to Three Hundred Eighty Thousand Three Hundred Fifty-Eight Dollars ($380,358), each due and payable on each Quarterly Payment Date, beginning November 30, 1998; and thereafter (b) one final installment in the aggregate amount of all unpaid principal of the Term Loans, which installment is due and payable on the Term Loan Maturity Date.

         Section 3.4 Use of Proceeds. The proceeds of Term Loans shall be used by the Borrower to repay the Previous Senior Debt and for other general corporate purposes.


                                    ARTICLE 4

                                Letters of Credit

         Section 4.1 Commitment to Issue Commercial L/Cs. The Borrower may utilize the Revolving Commitments by requesting that the Agent issue, and the Agent, subject to the terms and conditions of this Agreement, shall issue, letters of credit for Borrower's or one of the Subsidiaries' account (such letters of credit being hereinafter referred to as the "Commercial L/Cs"); provided, however, (i) the aggregate amount of outstanding Commercial L/C Liabilities shall not at any time


CREDIT AGREEMENT - PAGE 15
exceed Seven Hundred Fifty Thousand Dollars ($750,000) and (ii) the Outstanding Revolving Credit applicable to a Bank shall not at any time exceed such Bank's Commitment.

         Section 4.2 Commitment to Issue Bond L/C. In addition to the Commercial L/Cs that may be issued from time to time under Section 4.1, and subject to the terms and conditions of this Agreement, the Agent agrees to issue, subject to and upon such date of the receipt of all necessary consents and approvals from parties other than the Borrower or the Banks and, in any event, no later than December 31, 1998, and for the Borrower's account, a letter of credit in form and substance satisfactory to the Agent and the Borrower for the benefit of Norwest Bank Wisconsin, National Association in the face amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000).

         Section 4.3 Participation By Banks. Upon the date of issue of a Commercial L/C, the Agent shall be deemed, without further action by any party hereto, to have sold to each other Bank, and each other Bank shall be deemed, without further action by any party hereto, to have purchased from the Agent a participation to the extent of such Bank's Commitment Percentage in such Commercial L/C and the related Commercial L/C Liabilities. The Banks other than Agent shall not participate in the Bond L/C.

         Section 4.4 Request Procedure. The Borrower shall give the Agent at least three (3) Business Days irrevocable prior notice (effective upon receipt) specifying the date of each Commercial L/C and the nature of the transactions to be supported thereby. The Agent shall notify each other Bank of the contents of the Commercial L/C and of such Bank's Commitment Percentage of the amount of the proposed Commercial L/C in accordance with Section 6.6. Each Commercial L/C shall have an expiration date that does not extend beyond the earlier of (i) one
(1) year from the date of its issuance, provided that any Commercial L/C may provide for the renewal of the expiration date thereof for additional one-year periods (which shall in no event extend the expiration date thereof beyond the date provided for in the next clause (ii)) or (ii) a date which is thirty (30) days prior to the Revolving Termination Date. Each Commercial L/C shall be payable in Dollars, must support a transaction entered into in the ordinary course of the Borrower's business, must be satisfactory in form and substance to the Agent, and shall be issued pursuant to such documentation as the Agent may require, including, without limitation, the Agent's standard form letter of credit request and reimbursement agreement; provided, that, in the event of any conflict between the terms of such agreement and the other Loan Documents, the terms of the other Loan Documents shall control.

         Section 4.5 Letter of Credit Fees.

                  (a) The Borrower will pay to the Agent for its own account a letter of credit fee on the amount available for drawings under the Bond L/C, such letter of credit fee (i) to be paid in arrears on each Quarterly Payment Date following the date the Bond L/C is issued until the date of expiration or termination thereof (each such date herein a "Payment Date") and (ii) to be calculated for the period from and including one Payment Date (or with respect to the first such payment, from and including the date of issuance of the Bond L/C) to and


CREDIT AGREEMENT - PAGE 16
         excluding the earlier of the next Payment Date or the date of expiration or termination of the Bond L/C at a rate equal to one percent (1%) per annum.

                  (b) The Borrower will pay to the Agent for the account of each Bank a Commercial L/C issuance fee (i) to be paid concurrently with the issuance of each Commercial L/C, and (ii) to be in an amount equal to the greater of (A) three-eighths of one percent (0.375%) of such Bank's Commitment Percentage of the amount available for drawings under such Commercial L/C or (B) such Bank's Commitment Percentage of Five Hundred Dollars ($500).

                  (c) The Borrower will pay to the Agent for the account of each Bank a Commercial L/C negotiation fee (i) to be paid within one Business Day after any amount is paid by the Agent under any Commercial L/C, and (ii) to be in an amount equal to one-fourth of one percent (0.25%) of such Bank's Commitment Percentage of the amount paid by the Agent under such Commercial L/C.

                  (d) After receiving any payment of any fees under this Section
         4.5 attributable to any Commercial L/C, the Agent will promptly pay to each Bank such fees then due such Bank.

         Section 4.6 Funding of Drawings. Upon receipt from the beneficiary of any Letter of Credit of any demand for payment or other drawing under such Letter of Credit, the Agent shall promptly notify the Borrower and, if the Letter of Credit being drawn on is a Commercial L/C, each Bank as to the amount to be paid as a result of such demand or drawing and the respective payment date. Not later than 12:30 p.m. on the applicable payment date, each Bank will make available to the Agent, at the Principal Office, in immediately available funds, an amount equal to such Bank's Commitment Percentage of the amount to be paid as a result of a demand or drawing under a Commercial L/C even if the conditions to a Loan under Article 8 hereof have not been satisfied.

         Section 4.7 Reimbursements. The Borrower shall be irrevocably and unconditionally obligated to immediately reimburse the Agent for any amounts paid by the Agent upon any demand for payment or drawing under any Letter of Credit, without (except as specifically set forth in this Section 4.7) presentment, demand, protest, or other formalities of any kind. All payments on the Reimbursement Obligations shall be made: (i) if no Default has occurred or the Agent otherwise elects, and only to the extent the Outstanding Revolving Credit is less than the Revolving Commitments, by Revolving Loans made automatically as Base Rate Accounts in the amount equal to the lesser of such Reimbursement Obligations or the difference of the Revolving Commitments minus the Outstanding Revolving Credit or (ii) if a Default has occurred and the Agent has not made the election under clause (i), by Borrower to the Agent at the Principal Office for the account of the Agent in Dollars and in immediately available funds, without setoff, deduction or counterclaim not later than 3:00 pm. on the date of the corresponding payment under such Letter of Credit; provided, that in the case of this clause (ii) only, Agent has provided notice to Borrower prior to 12:00 noon on such day that such payment is due. In the event such notice is received after 12:00 noon on a


CREDIT AGREEMENT - PAGE 17

Business Day, such payment shall be due not later than 3:00 p.m. on the next succeeding Business Day. The Agent will pay to each Bank such Bank's Commitment Percentage of all amounts received from the Borrower for application in payment, in whole or in part, to the Reimbursement Obligation in respect of any Commercial L/C, but only to the extent such Bank has made payment to the Agent in respect of such Commercial L/C pursuant to Section 4.6. All amounts received from the Borrower for the application in payment, in whole or in part, to the Reimbursement Obligation in respect of the Bond L/C shall be retained by Agent for its own account.

         Section 4.8 Reimbursement Obligations Absolute. The Reimbursement Obligations of the Borrower under this Agreement shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever and the Borrower hereby waives any defense to the payment of the Reimbursement Obligations based on any circumstance whatsoever, including without limitation, in either case, the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit or any other Loan Document; (ii) any amendment or waiver of or any consent to or departure from any Loan Document;
(iii) the existence of any claim, set-off, counterclaim, defense or other rights which the Borrower, any Obligated Party, or any other Person may have at any time against any beneficiary of any Letter of Credit, the Agent, any Bank, or any other Person, whether in connection with any Loan Document or any unrelated transaction; (iv) any statement, draft, or other documentation presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; or (v) any other circumstance whatsoever, whether or not similar to any of the foregoing; provided that Reimbursement Obligations with respect to a Letter of Credit may be subject to avoidance by the Borrower if the Borrower proves in a final nonappealable judgment that it was damaged and that such damage arose directly from the Agent's willful misconduct or gross negligence in determining whether the documentation presented under the Letter of Credit in question complied with the terms thereof.

         Section 4.9 Issuer Responsibility. The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Agent, any Bank nor any of their respective officers or directors shall have any responsibility or liability to the Borrower or any other Person for: (a) the failure of any draft to bear any reference or adequate reference to any Letter of Credit, or the failure of any documents to accompany any draft at negotiation, or the failure of any Person to surrender or to take up any Letter of Credit or to send documents apart from drafts as required by the terms of any Letter of Credit, or the failure of any Person to note the amount of any instrument on any Letter of Credit, each of which requirements, if contained in any Letter of Credit itself, it is agreed may be waived by the Agent; (b) errors, omissions, interruptions, or delays in transmission or delivery of any messages; (c) the validity, sufficiency, or genuineness of any draft or other document, or any endorsement(s) thereon, even if any such draft, document or endorsement should in fact prove to be in any and all respects invalid, insufficient, fraudulent, or forged or any statement therein is untrue or inaccurate in any respect; or (d) any other circumstance whatsoever in making or failing to make any payment under a Letter of Credit. Notwithstanding the forgoing, the Borrower shall have a claim against the Agent, and the Agent shall be liable to the Borrower, to the extent of any direct, but not indirect,


CREDIT AGREEMENT - PAGE 18
consequential or punitive, damages suffered by the Borrower which the Borrower proves in a final nonappealable judgment were caused by (i) the Agent's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit complied with the terms thereof or (ii) the Agent's willful failure to pay under any Letter of Credit after presentation to it of documentation strictly complying with the terms and conditions of such Letter of Credit. The Agent may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.


                                    ARTICLE 5

                                Interest and Fees

         Section 5.1 Interest Rate. Subject to Section 15.12, the Borrower shall pay to the Agent for the account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period commencing on the date of such Loan to but excluding the date such Loan is due, at a fluctuating rate per annum equal to the Applicable Rate. The term "Applicable Rate" means (i) during the period that such Loans or portions thereof are subject to a Base Rate Account, the Base Rate minus the Base Margin and (ii) during the period that such Loans or portions thereof are subject to a Eurodollar Account, the Adjusted Eurodollar Rate plus the Eurodollar Rate Margin.

         Section 5.2 Determinations of Margins and Fees. The margins identified in Section 5.1 and the fees payable under Section 2.5 shall be defined and determined as follows:

                  (a) "Base Margin" shall mean (i) during the period commencing on the Closing Date and ending on but not including the first Adjustment Date (as defined below), three-fourths of one percent (0.75%) per annum and (ii) during each period, from and including one Adjustment Date to but excluding the next Adjustment Date (herein a "Calculation Period"), the percent per annum set forth in the table below in this Section 5.2 under the heading "Base Margin" opposite the Indebtedness to EBITDA Ratio which corresponds to the Indebtedness to EBITDA Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate.

                  (b) "Commitment Fee Rate" shall mean (i) during the period commencing on the Closing Date and ending on but not including the first Adjustment Date, one fifth of one percent (0.20%) per annum and
         (ii) during each Calculation Period, the percent per annum set forth in the table below under the heading "Commitment Fee" opposite the Indebtedness to EBITDA Ratio which corresponds to the Indebtedness to EBITDA Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate.

                  (c) "Eurodollar Rate Margin" shall mean (i) during the period commencing on the Closing Date and ending on but not including the first Adjustment Date, one percent (1.00%) per annum and (ii) during each Calculation Period, the percent per annum set forth in the table below under the heading Eurodollar Margin opposite the Indebtedness to EBITDA


CREDIT AGREEMENT - PAGE 19

         Ratio which corresponds to the Indebtedness to EBITDA Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate.

=========================================================================================================
           Indebtedness to EBITDA                Base Margin       Commitment Fee     Eurodollar Margin
---------------------------------------------------------------------------------------------------------
Greater than or equal to 2.50                       0.25%               0.25%               1.50%
---------------------------------------------------------------------------------------------------------
Greater than or equal to 1.50 but less than 2.50    0.50%               0.25%               1.25%
---------------------------------------------------------------------------------------------------------
Less than 1.50                                      0.75%               0.20%               1.00%
---------------------------------------------------------------------------------------------------------

Upon delivery of the Compliance Certificate pursuant to subsection 10.1(c) in connection with the financial statements of Parent required to be delivered pursuant to Section 10.1(b) at the end of each Fiscal Quarter commencing with such Compliance Certificate delivered with respect to the Fiscal Quarter ending on December 31, 1998, the Base Margin, the Eurodollar Rate Margin (for Interest Periods commencing after the applicable Adjustment Date) and, the Commitment Fee Rate shall automatically be adjusted in accordance with the Indebtedness to EBITDA Ratio set forth therein and the table set forth above, such automatic adjustment to take effect as of the first Business Day after the receipt by the Agent of the related Compliance Certificate pursuant to Section 10.1(c) (each such Business Day when such margins or fees change pursuant to this sentence or the next following sentence, herein an "Adjustment Date"). If the Borrower fails to deliver such Compliance Certificate which so sets forth the Indebtedness to EBITDA Ratio within the period of time required by subsection 10.1(c): (i) the Base Margin shall automatically be adjusted to one-quarter of one percent (0.25%) per annum; (ii) the Eurodollar Rate Margin (for Interest Periods commencing after the applicable Adjustment Date) shall automatically be adjusted to one and one-half percent (1.50%) per annum; and (iii) the Commitment Fee Rate shall automatically be adjusted to one-quarter of one percent (0.25%), such automatic adjustments to take effect as of the first Business Day after the last day on which the Borrower was required to deliver the applicable Compliance Certificate in accordance with Section 10.1(c) and to remain in effect until subsequently adjusted in accordance herewith upon the delivery of a Compliance Certificate.

         Section 5.3 Payment Dates. Accrued interest on the Loans shall be due and payable as follows: (i) in the case of Loans subject to Base Rate Accounts, on each Quarterly Payment Date, beginning November 30, 1998, and on the applicable Termination Date; and (ii) in the case of Loans subject to Eurodollar Accounts and with respect to each such Account, on the last day of such Interest Period, the applicable Termination Date and, if such Interest Period is six (6) months long, on the date ninety (90) days from the start of such Interest Period.

         Section 5.4 Default Interest. Notwithstanding the foregoing, the Borrower will pay to the Agent for the account of each Bank interest at the applicable Default Rate on any principal of any Loan made by such Bank, and (to the fullest extent permitted by law) any other amount payable by the Borrower under any Loan Document to or for the account of the Agent or such Bank, that is not paid in full within 5 days of the date due (whether at stated maturity, by acceleration, or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.


CREDIT AGREEMENT - PAGE 20

         Section 5.5 Conversions and Continuations of Accounts. Subject to
Section 6.2, the Borrower shall have the right from time to time to Convert all or part of any Base Rate Account in existence under a Loan into a Eurodollar Account under the same Loan or to Continue Eurodollar Accounts in existence under a Loan as Eurodollar Accounts under the same Loan, provided that: (a) the Borrower shall give the Agent notice of each such Conversion or Continuation as provided in Section 6.3; (b) a Eurodollar Account may only be Converted on the last day of the Interest Period therefor; and (c) except for Conversions into Base Rate Accounts, no Conversions or Continuations shall be made while a Default has occurred and is continuing.

         Section 5.6 Computations. Interest and fees payable by the Borrower hereunder and under the other Loan Documents shall be computed as follows: (i) with respect to Eurodollar Accounts on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be; (ii) with respect to Base Rate Accounts (A) if based on the Prime Rate, on the basis of a year of 365 or 366 days, as the case may be and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable or (B) if based on the Federal Funds Effective Rate on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable unless in the case of clauses (i) or (ii) (B) such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.


                                    ARTICLE 6

                             Administrative Matters

         Section 6.1 Borrowing Procedure. The Borrower shall give the Agent, and the Agent will give the Banks, notice of each borrowing under any Commitment in accordance with Section 6.3. Not later than 2:00 p.m. on the date specified for each borrowing under the applicable Commitment each Bank will make available to the Agent the amount of the Loan to be made by it on such date, at the Principal Office, in immediately available funds, for the account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by (a) depositing the same, in immediately available funds, in an account of the Borrower (designated by the Borrower) maintained with the Agent at the Principal Office or (b) wire transferring such funds to a Person or Persons designated by the Borrower in writing.

         Section 6.2 Minimum Amounts. Except for prepayments pursuant to Article 7, each borrowing under the Revolving Commitment and each prepayment of principal of a Loan shall be in an amount at least equal to Two Hundred Fifty Thousand Dollars ($250,000) or, in each case, any larger amounts in increments of Fifty Thousand Dollars ($50,000). Except for Conversions pursuant to Article 7, each Eurodollar Account applicable to a Loan shall be in a minimum principal


CREDIT AGREEMENT - PAGE 21
amount of Two Hundred Fifty Thousand Dollars ($250,000) or any larger amounts in increments of Fifty Thousand Dollars ($50,000).

         Section 6.3 Certain Notices. Notices by the Borrower to the Agent of terminations or reductions of Revolving Commitments, of borrowings and prepayments of Loans, and of Conversions and Continuations of Accounts shall be irrevocable and shall be effective only if received by the Agent not later than 12:30 p.m. (a) on the Business Day of the borrowing, prepayment or repayment of Loans subject to Base Rate Accounts or of the Conversion into Base Rate Accounts and (b) with respect to any other repayments, terminations, reductions, borrowings, Conversions, Continuations, or prepayments, on the Business Day which is the number of Business Days prior to the day of the relevant action specified below:

===================================================================================================================
                                    Action                                         Number of Business Days Prior
                                                                                             to Action
===================================================================================================================
Termination or reduction of Commitments, prepayment of Loans                                     5
-------------------------------------------------------------------------------------------------------------------
Borrowing of Loans subject to Eurodollar Accounts, Conversions into or
Continuations as Eurodollar Accounts                                                             3
===================================================================================================================

Any notices of the type described in this Section 6.3 which are received by the Agent after 12:30 p.m. on a Business Day shall be deemed to be received and shall be effective on the next Business Day. Each such notice of termination or reduction of the Revolving Commitments shall specify the amount of the Revolving Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation, or prepayment shall: (a) specify the Loans to be borrowed or prepaid or the Accounts to be Converted or Continued; (b) the amount (subject to Section 6.2 hereof) to be borrowed, Converted, Continued, or prepaid; (c) in the case of a Conversion, the Type of Account to result from such Conversion; (d) in the case of a borrowing the Type of Account or Accounts to be applicable to such borrowing and the amounts thereof; (e) in the event a Eurodollar Account is selected, the duration of the Interest Period therefor; and (f) the date of borrowing, Conversion, Continuation, or prepayment (which shall be a Business Day). Each notice of borrowing, Conversion, continuation, or prepayment shall be substantially in the form of Exhibit "I" hereto. The Agent shall notify the Banks of the contents of each such notice on the date of the Agent's receipt of the same or, if received on or after 12:30 p.m. on a Business Day, on the next Business Day. In the event the Borrower fails to select the Type of Account applicable to a Loan, or the duration of any Interest Period for any Eurodollar Account, within the time period and otherwise as provided in this
Section 6.3, such Account (if outstanding as a Eurodollar Account) will be automatically Converted into a Base Rate Account on the last day of the preceding Interest Period for such Account or (if outstanding as a Base Rate Account) will remain as, or (if not then outstanding) will be made as, a Base Rate Account. The Borrower may not borrow any Loans subject to a Eurodollar Account, Convert any Base Rate Accounts into Eurodollar Accounts, or Continue any Eurodollar Account as a Eurodollar Account if the Applicable Rate for such Eurodollar Accounts would exceed the Maximum Rate or if a Default exists.


CREDIT AGREEMENT - PAGE 22

         Section 6.4 Prepayments.

                  (a) Mandatory.

                           (i) Prepayments from Asset Dispositions. Borrower
                  shall, within five (5) days of receipt of Net Proceeds related to an Asset Disposition prepay the Term Loans as of such date in an amount equal to the Net Proceeds of such Asset Disposition. Notwithstanding the foregoing, Borrower or its Subsidiary, as applicable, may retain proceeds otherwise required to be delivered in accordance with the foregoing from an Asset Disposition if no Default exists and if the Person disposing of the asset in question reasonably expects the proceeds of such Asset Disposition to be reinvested in productive assets then used or useable in its business or, in case of proceeds received due to loss, damage, destruction or condemnation, to be used for rebuilding, repairing or replacing assets, in each case within ninety (90) days after receipt of such proceeds. For purposes of this subsection 6.4
                  (a)(ii) the following terms shall have the following meanings:

                                    "Asset Disposition" means the disposition
                           whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise of any assets of Parent or any of the Subsidiaries other than (i) sales of inventory in the ordinary course of business and (ii) sales of assets permitted under either clause (b) or (c) of Section 11.8.

                                    "Net Proceeds" means cash proceeds
                           (including casualty insurance proceeds paid with respect to damage to property) received by Parent or any of the Subsidiaries from any Asset Disposition (including payments under notes or other debt securities received in connection with any Asset Disposition and insurance proceeds and awards of condemnation), net of (a) the costs of such sale, lease, transfer or other disposition (including professional fees and expenses and taxes attributable to such sale, lease or transfer which are actually expected to be paid) and (b) amounts applied to repayment of Debt (other than the Obligations) secured by a Lien on the asset disposed.

                           (ii) Prepayment from Securities Offerings. In the
                  event that Parent or any Subsidiary issues any Securities (as defined below), no later than the third (3rd) Business Day following the date of receipt of the proceeds from any such issuance, Borrower shall prepay the Term Loans in an amount equal to fifty percent (50%) of the proceeds of such issuance, net of underwriting discounts and commissions and other reasonable costs associated therewith. "Securities" means any stock, shares, options, warrants, voting trust certificates, or other instruments evidencing an ownership interest or a right to acquire an ownership interest in a Person or any bonds, debentures, notes or other evidences of indebtedness, secured or unsecured.


CREDIT AGREEMENT - PAGE 23

                  This clause (ii) shall not apply where an issuance of Securities is permitted under either (i) or (ii) of Section 11.6.

         Each prepayment under subsections 6.4(a)(i) and (ii) shall be accompanied with accrued and unpaid interest on the amount prepaid to the date of prepayment and any amounts payable under Section 7.5 and shall be applied to the installments of principal due under the Term Loans in the inverse order of maturity.

                  (b) Optional. Subject to Section 6.2 and the provisions of this clause (b), the Borrower may, at any time and from time to time without premium or penalty upon prior notice to the Agent as specified in Section 6.3, prepay or repay any Loan in full or in part. Any optional prepayment of the Term Loans shall be accompanied with accrued interest on the amount prepaid to the date of prepayment and any partial prepayments thereof shall be applied to the principal installments due in the inverse order of maturity. Loans subject to a Eurodollar Account may be prepaid or repaid only on the last day of the Interest Period applicable thereto unless (i) the Borrower pays to the Agent for the account of the applicable Banks any amounts due under
         Section 7.5 as a result of such prepayment or repayment or (ii) after giving effect to such prepayment or repayment the aggregate principal amount of the Eurodollar Accounts applicable to the Loan being prepaid or repaid having Interest Periods that end after such payment date shall be equal to or less than the principal amount of such Loan after such prepayment or repayment.

                  (c) Interest Rate Protection Agreements. Any prepayment of the Loans shall not affect Borrower's obligations under the interest rate protection agreements entered into with Agent or any Bank, if any, pursuant to Section 10.12.

         Section 6.5 Method of Payment. Except as otherwise expressly provided herein, all payments of principal, interest, and other amounts to be made by the Borrower or any Obligated Party under the Loan Documents shall be made to the Agent at the Principal Office for the account of each Bank's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 1:00 p.m. on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower and each Obligated Party shall, at the time of making each such payment, specify to the Agent the sums payable under the Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may apply such payment and any proceeds of any Collateral to the Obligations in such order and manner as the Required Banks may elect in their sole discretion, subject to
Section 6.6 hereof). Each payment received by the Agent under any Loan Document for the account of a Bank shall be paid to such Bank by 3:00 p.m. on the date the payment is deemed made to the Agent in immediately available funds, for the account of such Bank's Applicable Lending Office. Whenever any payment under any Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.


CREDIT AGREEMENT - PAGE 24

         Section 6.6 Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each Loan shall be made by the Banks, each payment of commitment fees under Section 2.5 shall be made for the account of the Banks, and each termination or reduction of the Revolving Commitments shall be applied to the Revolving Commitments of the Banks, pro rata according to their respective Commitment Percentages; (b) the making, Conversion, and Continuation of Accounts of a particular Type (other than Conversions provided for by Section 7.4) shall be made pro rata among the Banks holding Accounts of such Type according to their respective Commitment Percentages; (c) each payment and prepayment of principal of or interest on Loans by the Borrower shall be made to the Agent for the account of the Agent or the Banks holding such Loans pro rata in accordance with the respective unpaid principal amounts of such Loans or participation interests held by the Agent or such Banks; (d) proceeds of Collateral shall be shared by each of the Agent and the Banks pro rata in accordance with the respective unpaid principal amounts of and interest on the Obligations then due the Agent and each such Bank and the respective aggregate amount available for drawing under all outstanding Letters of Credit which such Bank is obligated to fund; and (e) the Banks (other than the Agent) shall purchase from the Agent participations in the Commercial L/Cs to the extent of their respective Commitment Percentages. If at any time payment, in whole or in part, of any amount distributed by the Agent hereunder is rescinded or must otherwise be restored or returned by Agent as a preference, fraudulent conveyance, or otherwise under any bankruptcy, insolvency, or similar law, then each Person receiving any portion of such amount agrees, upon demand, to return the portion of such amount it has received to the Agent.

         Section 6.7 Sharing of Payments. If a Bank shall obtain payment of any principal of or interest on any of the Obligations due to such Bank hereunder directly (and not through the Agent) through the exercise of any right of set-off, banker's lien, counterclaim, or similar right, or otherwise, it shall promptly purchase from the other Banks participations in the Obligations held by the other Banks in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Banks shall share the benefit of such payment pro rata in accordance with the unpaid principal of and interest on the Obligations then due to each of them. To such end, all of the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Bank so purchasing a participation in the Obligations held by the other Banks may exercise all rights of set-off, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Bank were a direct holder of Obligations in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

         Section 6.8 Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Bank or the Borrower (the "Payor") prior to the date on which such Bank is to make payment to the Agent hereunder or the Borrower is to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made


CREDIT AGREEMENT - PAGE 25
and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, (a) the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such period and (b) the Agent shall be entitled to offset against any and all sums to be paid to such recipient, the amount calculated in accordance with the foregoing clause (a).

         Section 6.9 Withholding Taxes. All payments by the Borrower of amounts payable under any Loan Document shall be payable without deduction for or on account of any present or future taxes, duties, or other charges levied or imposed by the United States of America or by the government of any jurisdiction outside the United States of America or by any political subdivision or taxing authority of or in any of the foregoing through withholding or deduction with respect to any such payments (but excluding any tax imposed on or measured by the net income or profit of a Bank pursuant to the laws of the jurisdiction in which it is organized or in which the principal office or Applicable Lending Office of such Bank is located or any subdivision thereof or therein). If any such taxes, duties, or other charges are so levied or imposed, the Borrower will make additional payments in such amounts so that every net payment of amounts payable by it under any Loan Document, after withholding or deduction for or on account of any such present or future taxes, duties, or other charges, will not be less than the amount provided for herein or therein, provided that the Borrower may withhold to the extent required by law and shall have no obligation to pay such additional amounts to any Bank to the extent that such taxes, duties, or other charges are levied or imposed by reason of the failure or inability of such Bank to comply with the provisions of Section 6.10. The Borrower shall furnish promptly to the Agent for distribution to each affected Bank, as the case may be, official receipts evidencing any such withholding or reduction.

         Section 6.10 Withholding Tax Exemption. Each Bank that is not organized under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or a successor form), certifying in either case that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form 1001 or 4224 further undertakes to deliver to the Borrower and the Agent two (2) additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Bank is entitled to receive payments from the Borrower under any Loan Document without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law, or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form


CREDIT AGREEMENT - PAGE 26
with respect to it and such Bank advises the Borrower and the Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

         Section 6.11 Participation Obligations Absolute; Failure to Fund Participation. The obligations of a Bank to fund its participation in the Commercial L/Cs in accordance with the terms hereof shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including without limitation, the following circumstances: (a) any lack of validity of any Loan Document; (b) the occurrence of any Default; (c) the existence of any claim, set-off, counterclaim, defenses or other rights which such Bank, the Borrower, any Obligated Party, or any other Person may have; (d) the occurrence of any event that has or could reasonably be expected to have a Material Adverse Effect; (e) the failure of any condition to a Loan or the issuance of a Letter of Credit under Article 8 hereof to be satisfied; or (f) any other circumstance whatsoever, whether or not similar to any of the foregoing; provided that, the obligations of a Bank to fund its participation in a Commercial L/C may be subject to avoidance by a Bank if such Bank proves in a final nonappealable judgment that it was damaged and that such damage arose directly from the Agent's willful misconduct or gross negligence in determining whether (i) the conditions set forth in Article 8 hereof to the issuance of the Commercial L/C or the making of the Loan in question were satisfied at the time of such issuance or Loan or (ii) with respect to a Commercial L/C, the documentation presented under the Commercial L/C in question complied with the terms thereof. If a Bank fails to fund its participation in a Commercial L/C as required hereby, such Bank shall, subject to the foregoing proviso, remain obligated to pay to the Agent the amount it failed to fund on demand together with interest thereon in respect of the period commencing on the date such amount should have been funded until the date the amount was actually funded to the Agent at a rate per annum equal to the Federal Funds Effective Rate for such period and the Agent shall be entitled to offset against any and all sums to be paid to such Bank hereunder the amount due the Agent under this sentence.


                                    ARTICLE 7

                         Yield Protection and Illegality

         Section 7.1 Additional Costs.

                  (a) The Borrower shall pay directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate it for any reasonable costs incurred by such Bank which such Bank determines are directly attributable to its making or maintaining of any Loans subject to Eurodollar Accounts hereunder or its obligation to make any of such Loans hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                         (i) changes the basis of taxation of any amounts
                  payable to such Bank under this Agreement or its Notes in respect of any of such Loans (other than franchise taxes and taxes imposed on the overall net income of such Bank or its


CREDIT AGREEMENT - PAGE 27

                  Applicable Lending Office for any of such Loans by the United States of America or the jurisdiction in which such Bank has its Principal Office or such Applicable Lending Office);

                        (ii) imposes or modifies any reserve (other than the
                  Reserve Requirement), special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (including any of such Loans or any deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof); or

                       (iii) imposes any other condition affecting this
                  Agreement or the Notes or any of such extensions of credit or liabilities or commitments and which results in additional cost or expense to the Bank.

         Each Bank will notify the Borrower (with a copy to the Agent) of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this subsection 7.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Loans affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, violate any law, rule, or regulation or be in any way disadvantageous to such Bank. Each Bank will furnish the Borrower with a certificate setting forth the basis and the amount of each request of such Bank for compensation under this subsection 7.1(a). If any Bank requests compensation from the Borrower under this subsection 7.1(a), the Borrower may, by notice to such Bank (with a copy to the Agent) suspend the obligation of such Bank to make Loans subject to Eurodollar Accounts or Continue Eurodollar Accounts as Eurodollar Accounts or Convert Base Rate Accounts into Eurodollar Accounts until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 7.4 hereof shall be applicable with respect to such Eurodollar Accounts).

                  (b) Without limiting the effect of the foregoing provisions of this Section 7.1, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on the Loans subject to Eurodollar Accounts is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Loans subject to Eurodollar Accounts or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Borrower (with a copy to the Agent), the obligation of such Bank to make Loans subject to Eurodollar Accounts or Continue Eurodollar Accounts as Eurodollar Accounts or Convert Base Rate Accounts into Eurodollar Accounts hereunder shall be suspended until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 7.4 hereof shall be applicable).


CREDIT AGREEMENT - PAGE 28

                  (c) Determinations and allocations by any Bank for purposes of this Section 7.1 of the effect of any Regulatory Change on its costs of maintaining its obligation to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of the Loans, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall, absent manifest error, be conclusive, provided that such determinations and allocations are made on a reasonable basis.

         Section 7.2 Limitation on Eurodollar Accounts. Anything herein to the contrary notwithstanding, if with respect to any Eurodollar Accounts under a Loan for any Interest Period therefor:

                  (a) The Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for the Loans subject to such Eurodollar Accounts as provided in this Agreement; or

                  (b) Required Banks determine (which determination shall be conclusive) and notify the Agent that the relevant rates of interest referred to in the definition of "Adjusted Eurodollar Rate" in Section
         1.1 hereof on the basis of which the rate of interest for such Loans for such Interest Period is to be determined do not accurately reflect the cost to the Banks of making or maintaining such Loans for such Interest Period;

then the Agent shall give the Borrower prompt notice thereof specifying the relevant Eurodollar Account and the relevant amounts or periods, and so long as such condition remains in effect, the Banks shall be under no obligation to make additional Loans subject to a Eurodollar Account or to Convert Base Rate Accounts into Eurodollar Accounts and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Accounts, either prepay the Loans subject to such Eurodollar Accounts or Convert such Eurodollar Accounts into Base Rate Accounts in accordance with the terms of this Agreement. Determinations made under this Section 7.2 shall be made on a reasonable basis.

         Section 7.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to (a) honor its obligation to make Loans subject to a Eurodollar Account hereunder or (b) maintain Loans subject to a Eurodollar Account hereunder, then such Bank shall promptly notify the Borrower (with a copy to the Agent) thereof and such Bank's obligation to make or maintain Loans subject to a Eurodollar Account and to Convert Base Rate Accounts into Eurodollar Accounts hereunder shall be suspended until such time as such Bank may again make and maintain Loans subject to a Eurodollar Account (in which case the provisions of Section 7.4 hereof shall be applicable).

         Section 7.4 Treatment of Affected Loans. If the Accounts applicable to a Loan of any Bank (hereinafter called "Affected Accounts") are to be Converted pursuant to Section 7.1 or 7.3 hereof, the Bank's Affected Accounts shall be automatically Converted into Base Rate Accounts on


CREDIT AGREEMENT - PAGE 29
the last day(s) of the then current Interest Period(s) (or, in the case of a Conversion required by subsection 7.1(b) or Section 7.3 hereof, on such earlier date as such Bank may specify to the Borrower with a copy to the Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 7.1 or 7.3 hereof which gave rise to such Conversion no longer exist: (a) to the extent that such Bank's Affected Accounts have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Bank's Affected Accounts shall be applied instead to its Base Rate Accounts; and (b) all Accounts which would otherwise be established or Continued by such Bank as Eurodollar Accounts shall be made as or Converted into Base Rate Accounts and all Accounts of such Bank which would otherwise be Converted into Eurodollar Accounts shall be Converted instead into (or shall remain as) Base Rate Accounts. If such Bank gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 7.1 or 7.3 hereof which gave rise to the Conversion of such Bank's Affected Accounts pursuant to this Section 7.4 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Accounts are outstanding, such Bank's Base Rate Accounts shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Accounts to the extent necessary so that, after giving effect thereto, all Accounts held by the Banks holding Eurodollar Accounts and by such Bank are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitment Percentages.

         Section 7.5 Compensation. The Borrower shall pay to the Agent for the account of each Bank, upon the request of such Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense incurred by it as a result of:

                  (a) Any payment or prepayment of a Loan subject to a Eurodollar Account or Conversion of a Eurodollar Account for any reason (including, without limitation, the acceleration of the outstanding Loans pursuant to subsection 13.2(a)) on a date other than the last day of an Interest Period for the applicable Eurodollar Account; or

                  (b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article 8 to be satisfied) to borrow or prepay a Loan subject to a Eurodollar Account, or Convert a Base Rate Account to a Eurodollar Account on the date for such borrowing, Conversion, or prepayment specified in the relevant notice of borrowing, prepayment, or Conversion under this Agreement.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid or Converted or not borrowed for the period from the date of such payment, Conversion, or failure to borrow to the last day of the Interest Period for such Eurodollar Account (or, in the case of a failure to borrow, the Interest Period for such Eurodollar Account which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Eurodollar Account provided for herein over (ii) the interest component of the amount such Bank would have bid in the European interbank market for Dollar deposits of leading


CREDIT AGREEMENT - PAGE 30
banks and amounts comparable to such principal amount and with maturities comparable to such period.

         Section 7.6 Capital Adequacy. If after the date hereof, any Bank shall have determined that any Regulatory Change has or would have the effect of reducing the rate of return on such Bank's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Bank (or its parent) could have achieved but for such adoption, implementation, change, or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within ten
(10) Business Days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its parent) for such reduction. A certificate of such Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Bank may use any reasonable averaging and attribution methods. With respect to each demand by a Bank under this Section 7.6, no Bank shall have the right to demand compensation for amounts attributable to any reduction in such Bank's rate of return occurring at any time before the date which is six (6) months prior to the date the Bank gives such demand for compensation to Borrower.


                                    ARTICLE 8

                              Conditions Precedent

         Section 8.1 Initial Loan. The obligation of each Bank to make its initial Loan or to issue the Bond L/C or the initial Commercial L/C is subject to the condition precedent that the Agent shall have received on or before the day of any such Loan or Letter of Credit all of the following, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to the Agent:

                  (a) Resolutions. Resolutions of the Board of Directors of each Guarantor certified by its Secretary or an Assistant Secretary, which authorize its execution, delivery, and performance of the Loan Documents to which it is or is to be a party. Resolutions of the Board of Directors of Tufco Tech, Inc., as managing general partner of the Borrower, certified by its Secretary or an Assistant Secretary, which authorize its execution, delivery and performance, on behalf of the Borrower, of the Loan Documents to which the Borrower is, or is to be, a party.

                  (b) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of each Guarantor certifying the name of each of such Guarantor's officers (i) who are authorized to sign the Loan Documents on behalf of such party (including the certificates contemplated herein) together with specimen signatures of each such officers and (ii) who will, until replaced by other officers duly authorized for that


CREDIT AGREEMENT - PAGE 31
         purpose, act as its representative for the purposes of signing documentation and giving notices and other communications in connection with the Loan Documents.

                  (c) Articles of Incorporation; Certificate of Limited Partnership. The articles of incorporation of each Guarantor certified by the Secretary of State of the state of its incorporation (or the other appropriate governmental officials of its jurisdiction of organization) and dated a current date. The Certificate of Limited Partnership of the Borrower certified by the Secretary of State of Nevada and dated a current date.

                  (d) Bylaws; Partnership Agreement. The bylaws of each Guarantor certified by its Secretary or an Assistant Secretary. All partnership agreements of the Borrower certified by Tufco Tech, Inc., as the managing general partner of the Borrower.

                  (e) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation or organization of the Borrower and each Guarantor as to its existence and good standing and certificates of the appropriate government officials of each jurisdiction in which the Borrower and each Guarantor is required to qualify to do business and where failure to so qualify could reasonably be expected to have a Material Adverse Effect, as to the Borrower's and each Guarantor's qualification to do business and good standing in such jurisdiction, all dated a current date.

                  (f) Notes. The Notes executed by the Borrower.

                  (g) Collateral Documents and Collateral. The Borrower Security Agreement executed by the Borrower, the Guarantor Security Agreement and the Master Guaranty executed by each of the Guarantors, an assignment of the existing deeds of trust or mortgages (collectively, the "Deeds of Trust") covering the real property identified on Schedule 8.1(g), in form and substance satisfactory to the Agent, and such modifications to such deeds of trust and mortgages as may be required by the Agent to ensure that the Obligations are secured thereby on terms acceptable to the Agent; certificates representing the capital stock of the Subsidiaries pledged pursuant to the Guarantor Security Agreement and the Borrower Security Agreement together with undated stock powers duly executed in blank; UCC, tax and judgment Lien search reports listing all documentation on file against the Borrower and each Guarantor in each jurisdiction in which the Borrower, any such Guarantor or any Collateral is located or registered; a lien subordination agreement from the landlord of the leased properties of Borrower and the Obligated Parties containing such access agreements and subordinations as the Agent may require; and such other executed documentation as the Agent may deem necessary to perfect or protect its Liens, including, without limitation, financing statements under the UCC and other applicable documentation under the laws of any jurisdiction with respect to the perfection of Liens.

                  (h) Bond Documents. Duly executed copies of the Bond
         Documents.


CREDIT AGREEMENT - PAGE 32

                  (i) Termination or Assignment of Prior Liens. Duly executed UCC-3 assignments or termination statements, mortgage releases, and such other documentation as shall be necessary to terminate, release or assign to the Agent all Liens other than those permitted by Section 11.2.

                  (j) Insurance Policies. Certificates of insurance summarizing the insurance policies of Parent and the Subsidiaries required by this Agreement and reflecting the Agent as additional insured under such policies and as loss payee with respect to all policies covering Collateral.

                  (k) Opinion of Counsel. Favorable opinions of legal counsel to the Parent and the Subsidiaries, as to such matters as the Agent may request.

                  (l) Appraisals; Title Reports; Environmental Reports; Surveys. Copies of the most recent appraisals, title insurance policies, environmental reports and surveys (if any) that Borrower has received relating to the real property identified on Schedule 8.1(g);

                  (m) Attorneys' Fees and Expenses. Evidence that the costs and expenses (including attorneys' fees) referred to in Section 15.1, to the extent incurred, shall have been paid in full by the Borrower.

         Section 8.2 All Loans. The obligation of each Bank to make any Loan (including the initial Loan) or issue any Letter of Credit is subject to the following additional conditions precedent:

                  (a) No Default. No Default shall have occurred and be continuing, or would result from such Loan;

                  (b) Representations and Warranties. All of the representations and warranties contained in Article 9 hereof and in the other Loan Documents shall be true and correct on and as of the date of such Loan with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date; and

                  (c) Additional Documentation. The Agent shall have received such additional approvals, opinions, or documents as the Agent may reasonably request.

Each notice of borrowing by the Borrower hereunder, shall constitute a representation and warranty by the Borrower that the conditions precedent set forth in subsections 7.2(a) and (b) have been satisfied (both as of the date of such notice and, unless the Borrower otherwise notifies the Agent prior to the date of such borrowing, as of the date of such borrowing).


CREDIT AGREEMENT - PAGE 33

                                    ARTICLE 9

                         Representations and Warranties

         To induce the Agent and the Banks to enter into this Agreement, the Borrower represents and warrants to the Agent and the Banks that:

         Section 9.1 Corporate Existence. The Borrower and each Obligated Party
(a) is a corporation or other entity (as reflected on Schedule 9.14) duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted, and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where the failure to so qualify could reasonably be expected to have a Material Adverse Effect. The Borrower and each Obligated Party has the corporate power and authority to execute, deliver, and perform their respective obligations under the Loan Documents to which it is or may become a party.

         Section 9.2 Financial Statements. Parent has delivered to the Agent and the Banks audited consolidated financial statements of Parent and the Subsidiaries as at and for the Fiscal Year ended September 30, 1997 and an unaudited consolidated financial statement of Parent and the Subsidiaries for the Fiscal Quarter ending June 30, 1998. Such financial statements, have been prepared in accordance with GAAP and present fairly, in all material respects, on a consolidated basis, the financial condition of Parent and the Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither the Borrower nor any of the Obligated Parties has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements. There has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of Parent and the Subsidiaries taken as a whole since the effective date of the most recent financial statements referred to in this Section.

         Section 9.3 Corporate Action; No Breach. The execution, delivery, and performance by the Borrower and each Obligated Party of the Loan Documents to which each is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite action on the part of the Borrower and each Obligated Party and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, bylaws or other governing documents of the Borrower or any of the Obligated Parties, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator or (iii) any material agreement or instrument to which the Borrower or any Obligated Party is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided herein) upon any of the revenues or assets of the Borrower or any Obligated Party.


CREDIT AGREEMENT - PAGE 34

         Section 9.4 Operation of Business. The Borrower and each of the Obligated Parties possess all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct their respective businesses substantially as now conducted except those that the failure to so possess could not reasonably be expected to have a Material Adverse Effect, and the Borrower and each of the Obligated Parties are not in violation of any valid rights of others with respect to any of the foregoing except violations that could not reasonably be expected to have a Material Adverse Effect.

         Section 9.5 Litigation and Judgments. As of the Closing Date, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of the Borrower, threatened against or affecting the Borrower or any Obligated Party, that would, if adversely determined, have a Material Adverse Effect. There are no outstanding final judgments against the Borrower or any Obligated Party for the payment of money in excess of $100,000 for which a stay of execution has not been procured and is continuing in effect.

         Section 9.6 Rights in Properties; Liens. The Borrower and each Obligated Party have good title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in Section 9.2, and none of the properties, assets, or leasehold interests of the Borrower or any Obligated Party is subject to any Lien, except as permitted by Section 11.2.

         Section 9.7 Enforceability. The Loan Documents to which the Borrower or any Obligated Party is a party, when delivered, shall constitute the legal, valid, and binding obligations of the Borrower or the Obligated Party, as applicable, enforceable against the Borrower or the applicable Obligated Party in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

         Section 9.8 Approvals. All authorizations, approvals, and consents of, and all filings or registrations with, any Governmental Authority or third party necessary for the execution, delivery, or performance by the Borrower or any Obligated Party of the Loan Documents to which each is or may become a party or for the validity or enforceability thereof have been obtained or made.

         Section 9.9 Debt. The Borrower and the Obligated Parties have no Debt, except as permitted by Section 11.1.

         Section 9.10 Taxes. The Borrower and each Obligated Party have filed all material tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable other than those being contested in good faith by appropriate proceedings diligently pursued for which adequate reserves have been established. The Borrower knows of no pending investigation of the Borrower or any Obligated Party by any taxing authority or of any pending but unassessed tax liability of the Borrower or any Obligated Party.


CREDIT AGREEMENT - PAGE 35

         Section 9.11 Margin Securities. Neither the Borrower nor any Obligated Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

         Section 9.12 ERISA. The Borrower and each Obligated Party are in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither the Borrower nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans. The present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA, by an amount that will exceed One Hundred Thousand Dollars ($100,000). Neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

         Section 9.13 Disclosure. All factual information furnished by or on behalf of the Borrower in writing to the Agent or any Bank (including, without limitation, all information contained in the Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents or any transaction contemplated herein or therein is, and all other such factual information hereafter furnished by or on behalf of the Borrower to the Agent or any Bank, will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information not misleading in any material respect at such time in light of the circumstances under which such information was provided.

         Section 9.14 Subsidiaries. As of the Closing Date, Parent has no Subsidiaries other than those listed on Schedule 9.14 hereto. Schedule 9.14 sets forth the organizational type of each Subsidiary listed thereon, the jurisdiction of incorporation or organization of each such Subsidiary, the percentage of Parent's or a Subsidiary's ownership of the outstanding voting stock (or other ownership interests) of each such Subsidiary and, the authorized, issued, and outstanding capital stock (or other equity interests) of each such Subsidiary. All of the outstanding capital stock (or other equity interests) of each Subsidiary listed on Schedule 9.14 has been validly issued, is fully paid, and is nonassessable. There are no outstanding subscriptions, options, warrants, calls, or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, capital stock of any of Parent's Subsidiaries except as disclosed on Schedule 9.14.

         Section 9.15 Agreements. Neither the Borrower nor any Obligated Party is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction that could reasonably be expected to have a Material Adverse


CREDIT AGREEMENT - PAGE 36

Effect. Neither the Borrower nor any Obligated Party is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party other than defaults which will not have a Material Adverse Effect.

         Section 9.16 Compliance with Laws. Neither the Borrower nor any Obligated Party is in violation in any material respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator.

         Section 9.17 Investment Company Act. Neither the Borrower nor any Obligated Party is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 9.18 Public Utility Holding Company Act. Neither the Borrower nor any Obligated Party is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 9.19 Environmental Matters.

                  (a) The Borrower, each Obligated Party, and all of their respective properties, assets, and operations are in full compliance with all applicable Environmental Laws. The Borrower is not aware of, nor has the Borrower received written notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Borrower and the Obligated Parties with all Environmental Laws;

                  (b) The Borrower and each Obligated Party have obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and all such permits are in good standing and the Borrower and the Obligated Parties are in compliance with all of the terms and conditions of such permits;

                  (c) No Hazardous Materials have been used, generated, stored, transported, disposed of on, or Released from any of the properties or assets of the Borrower or any Obligated Party, and to the knowledge of Borrower, no Hazardous Materials are present at such properties, except in compliance with Environmental Laws. The use which the Borrower and the Obligated Parties make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets except in compliance with Environmental Laws;

                  (d) Neither the Borrower nor any of the Obligated Parties nor any of their respective currently or previously owned or leased properties or operations is subject to any outstanding or, to the best of its knowledge, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative


CREDIT AGREEMENT - PAGE 37
         proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release;

                  (e) Neither the Borrower nor any of the Obligated Parties is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., regulations thereunder or any comparable provision of state law. The Borrower and the Obligated Parties are in compliance with all applicable financial responsibility requirements of all Environmental Laws;

                  (f) Neither the Borrower nor any of the Obligated Parties has filed or failed to file any notice required under applicable Environmental Law reporting a Release; and

                  (g) No Lien arising under any Environmental Law has attached to any property or revenues of the Borrower or the Obligated Parties.

         Section 9.20 Solvency. The Borrower and each Obligated Party, both individually and on a consolidated basis: (a) owns and will own assets the fair saleable value of which are (i) greater than the total amount of its liabilities (including contingent liabilities) and (ii) greater than the amount that will be required to pay probable liabilities of then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to it; (b) has capital that is not unreasonably small in relation to its business as presently conducted; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

         Section 9.21 Benefit Received. Borrower and the Obligated Parties will receive reasonably equivalent value in exchange for the obligations incurred under the Loan Documents to which each is a party.

         Section 9.22 Bond Documents. The representations, warranties and certifications in the Bond Documents, to the extent made, are true and correct in all material respects and Borrower has provided Agent with true and correct copies of all Bond Documents.

         Section 9.23 Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Parent's and the Subsidiaries' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Parent's and the Subsidiaries' interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by April 1, 1999. The cost to the Parent and the Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to Parent and the Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect.


CREDIT AGREEMENT - PAGE 38

                                   ARTICLE 10

                               Positive Covenants

         Parent and the Borrower covenant and agree that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, they will perform and observe the following positive covenants:

         Section 10.1 Reporting Requirements. The Borrower will furnish to the Agent and each Bank:

                  (a) Annual Financial Statements. As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, beginning with the Fiscal Year ending on September 30, 1998, a copy of the following financial statements of Parent and the Subsidiaries on an audited, consolidated basis, and on an unaudited, consolidating basis: balance sheets and statements of income, retained earnings, and cash flow as at the end of such Fiscal Year and for the Fiscal Year then ended, in each case setting forth in comparative form the figures for the preceding Fiscal Year, all in reasonable detail. Each of the audited financial statements shall be certified on an unqualified basis by independent certified public accountants of recognized standing acceptable to the Agent, to the effect that such report has been prepared in accordance with GAAP;

                  (b) Quarterly Financial Statements. As soon as available, and in any event within forty-five (45) days after the end of each of the first three (3) Fiscal Quarter of each Fiscal Year and within ninety
         (90) days after the last Fiscal Quarter of each Fiscal Year, a copy of an unaudited financial report of Parent and the Subsidiaries as of the end of such period and for the Fiscal Quarter then ended containing, on a consolidated and consolidating basis, a balance sheet and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the figures for the corresponding Fiscal Quarter of the preceding Fiscal Year, all in reasonable detail certified by the chief financial officer of Parent to have been prepared in accordance with GAAP and to fairly present (subject to year-end audit adjustments) the financial condition and results of operations of Parent and the Subsidiaries, on a consolidated basis, at the date and for the periods indicated therein;

                  (c) Compliance Certificate. Within forty-five (45) days after the end of each Fiscal Quarter, or with respect to the last Fiscal Quarter of each Fiscal Year, within ninety (90) days of the end of such Fiscal Quarter, a Compliance Certificate;

                  (d) Annual Projections. As soon as available and in any event within forty-five (45) days after the beginning of each Fiscal Year, Parent will deliver its consolidated forecasted profit and loss statement for the current Fiscal Year set forth on a Fiscal Quarter by Fiscal Quarter basis consistent with Parent's historical financial statements, together with appropriate supporting details, a statement of underlying assumption and a proforma


CREDIT AGREEMENT - PAGE 39
         projection of Parent's compliance with the financial covenants in this Agreement for the same period;

                  (e) Management Letters. Promptly upon receipt thereof, a copy of any management letter or written report submitted to Parent or any of the Subsidiaries by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects, or properties of Parent or any of the Subsidiaries;

                  (f) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting the Borrower or any Obligated Party which, if determined adversely to the Borrower or such Obligated Party, could reasonably be expected to have a Material Adverse Effect;

                  (g) Notice of Default. As soon as possible and in any event within five (5) Business Days after an officer of the Borrower or any Obligated Party has knowledge of the occurrence of each Default, a written notice setting forth the details of such Default and the action that the Borrower has taken and proposes to take with respect thereto;

                  (h) ERISA Reports. If requested by the Agent, promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which the Borrower or any Obligated Party files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within five (5) Business Days after the Borrower or any Obligated Party knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower or any Obligated Party has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer of the Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that the Borrower proposes to take with respect thereto;

                  (i) Reports to Other Creditors. Promptly after the furnishing thereof, copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the Agent and the Banks pursuant to any other clause of this Section;

                  (j) Notice of Material Adverse Effect. As soon as possible and in any event within five (5) Business Days after an officer of the Borrower or any Obligated Party has knowledge of the occurrence thereof, written notice of any matter that could reasonably be expected to have a Material Adverse Effect;

                  (k) Proxy Statements, Etc. As soon as available, one copy of each financial statement, report, notice or proxy statement sent by the Borrower or any Obligated Party to its stockholders generally and one copy of each regular, periodic, or special report, registration statement, or prospectus filed by the Borrower or any Obligated Party with any securities exchange or the Securities and Exchange Commission or any successor agency; and


CREDIT AGREEMENT - PAGE 40

                  (l) General Information. Promptly, such other information concerning the Borrower or any Obligated Party as the Agent or any Bank may from time to time reasonably request.

         Section 10.2 Maintenance of Existence; Conduct of Business. Parent will, and will cause each of the Subsidiaries to, preserve and maintain (i) its existence (except as permitted by Section 11.3) and (ii) all of its privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business. Parent will, and will cause each of the Subsidiaries to, conduct its business in an orderly and efficient manner in accordance with good business practices.

         Section 10.3 Maintenance of Properties. Parent will, and will cause each of the Subsidiaries to, maintain, keep, and preserve all of its material properties necessary in the conduct of its business in good working order and condition (exclusive of ordinary wear, tear and casualty).

         Section 10.4 Taxes and Claims. Parent will, and will cause each of the Subsidiaries to, pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all valid and lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that neither Parent nor any of the Subsidiaries shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

         Section 10.5 Insurance. Parent will, and will cause each of the Subsidiaries to, maintain insurance with financially sound and reputable insurance companies in such amounts and covering such risks as are usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which each operates, provided that in any event Parent and the Borrower will maintain and cause each of the Subsidiaries to maintain worker's compensation insurance (or alternate comparable coverage as required by law), property insurance, comprehensive general liability insurance and professional liability insurance reasonably satisfactory to the Agent. Each general liability insurance policy shall name the Agent as additional insured, each insurance policy covering Collateral shall name the Agent as loss payee and shall provide that such policy will not be canceled or materially changed without fifteen (15) days prior written notice to the Agent.

         Section 10.6 Inspection Rights. Upon prior notice and from time to time during normal business hours, Parent will, and will cause each of the Subsidiaries to, permit representatives of the Agent to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants. When a Default exists, the prior notice described in the first sentence of this Section 10.6 shall not be required. The representatives of any Bank may accompany the Agent during any examination, visit, inspection or discussions under this Section 10.6.


CREDIT AGREEMENT - PAGE 41

         Section 10.7 Keeping Books and Records. Parent will, and will cause each of the Subsidiaries to, maintain proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

         Section 10.8 Compliance with Laws. Parent will, and will cause each of the Subsidiaries to, comply in all material respects with all applicable laws (including, without limitation, all Environmental Laws and ERISA), rules, regulations, orders, and decrees of any Governmental Authority or arbitrator.

         Section 10.9 Compliance with Agreements. Parent will, and will cause each of the Subsidiaries to, comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

         Section 10.10 Further Assurances and Collateral Matters.

                  (a) Further Assurance. Parent will, and will cause each of the Subsidiaries to, execute and deliver such further documentation and take such further action as may be requested by the Agent to carry out the provisions and purposes of the Loan Documents and to create, preserve, and perfect the Liens of the Agent for the benefit of itself and the Banks in the Collateral; provided that prior to the occurrence of a Default, neither Parent nor any Subsidiary shall be required to:

                           (i) obtain any Lien acknowledgments, control or
                  agency agreements from any institution holding a bank account identified pursuant to the Borrower Security Agreement or the Guarantor Security Agreement;

                           (ii) cause the Agent's Lien to be noted on any
                  certificate of title evidencing any equipment if, at the time of such notation or at the time of acquisition, (i) such equipment is subject to a lease or (ii) such equipment, in the aggregate, has a book value of less than One Hundred Thousand Dollars ($100,000) (Parent represents to the Agent and the Banks that to its knowledge and as of the Closing Date the aggregate book value of such equipment is less than One Hundred Thousand Dollars ($100,000));

                           (iii) obtain control over any security or commodity
                  account now or hereafter identified in or pursuant to the Borrower Security Agreement or the Guarantor Security Agreement;

                           (iv) obtain waivers, subordinations or
                  acknowledgments from any third party who, individually, has possession or control of Collateral if the aggregate book value of the Collateral in such third party's possession or control is less than or equal to Thirty-Five Thousand Dollars ($35,000) (Parent represents to Agent and the Banks that, as of the Closing Date, no third party, individually, has possession or control


CREDIT AGREEMENT - PAGE 42
                  of Collateral having an aggregate book value greater than Thirty-Five Thousand Dollars ($35,000); or

                           (v) obtain waivers, subordinations or acknowledgments
                  from third parties who have possession or control of Collateral if the aggregate book value of such Collateral is less than or equal to One Hundred Thousand Dollars ($100,000) (Parent represents to Agent and the Banks that, as of the Closing Date, the aggregate book value of the Collateral in possession or control of third parties is less than One Hundred Thousand Dollars ($100,000).

                  If a Default occurs and the Agent requests, then Parent shall take such action as the Agent may reasonably request to perfect and protect the Liens of the Agent in any of the foregoing Collateral described in this clause (a).

                  (b) Subsidiary Pledge. Upon the creation or acquisition of any Subsidiary to Parent other than Borrower, Parent shall cause such Subsidiary to execute and deliver a Joinder Agreement and such other documentation as the Agent may request to cause such Subsidiary to evidence, perfect, or otherwise implement the guaranty and security for repayment of the Obligations contemplated by the Master Guaranty and the Guarantor Security Agreement.

                  (c) Borrower Pledge of Subsidiary Stock. If any Subsidiary to Parent is created or acquired after the Closing Date, Parent or the applicable Subsidiary shall execute and deliver to the Agent an amendment to the Guarantor Security Agreement, describing as collateral thereunder the stock of or other ownership interests in the new Subsidiary as collateral for the payment of the Obligations, and Parent or the applicable Subsidiary shall deliver the certificates representing such stock or other interests to the Agent together with undated stock or other powers duly executed in blank.

         Section 10.11 ERISA. Parent will, and will cause each of the Subsidiaries to, comply with all minimum funding requirements and all other requirements of ERISA, if applicable, so as not to give rise to any liability which will have a Material Adverse Effect.

         Section 10.12 Interest Rate Protection Agreements. On or before the Closing Date, the Borrower will enter into and thereafter maintain interest rate protection agreements with respect to at least fifty percent (50%) of the Term Loans outstanding from time to time and otherwise on market terms satisfactory to the Agent to protect against increases in the interest rates.


CREDIT AGREEMENT - PAGE 43

                                   ARTICLE 11

                               Negative Covenants

         Parent covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, they will perform and observe the following negative covenants:

         Section 11.1 Debt. Parent will not, and will not permit any Subsidiary to, incur, create, assume, or permit to exist any Debt, except:

                  (a) Debt to the Agent and Banks pursuant to the Loan Documents and existing Debt described on Schedule 11.1 (but, after the Closing Date, excluding the Previous Senior Debt);

                  (b) Intercompany Debt owed by any Subsidiary to Parent or any other Subsidiary; provided that (i) the obligations of each obligor of such Debt must be subordinated in right of payment to any liability such obligor may have for the Obligations from and after such time as any portion of the Obligations shall become due and payable (whether at stated maturity, by acceleration or otherwise, (ii) such Debt must be incurred in the ordinary course of business and on terms customary for intercompany borrowings or must be made on such other terms and provisions as the Agent may reasonably require, and (iii) Parent or its applicable Subsidiary shall have granted the Agent a Lien on its right, title and interest in and to such Debt and all Liens securing the payment thereof);

                  (c) Debt not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate at any time outstanding secured by purchase money Liens permitted by Section 11.2;

                  (d) Obligations to reimburse worker's compensation insurance companies for claims paid by such companies on Parent's or one of the Subsidiaries' behalf in accordance with the policies issued to Parent and the Subsidiaries;

                  (e) Guaranties incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds, and other similar obligations not exceeding at any time outstanding One Hundred Thousand Dollars ($100,000) in aggregate liability;

                  (f) Debt arising in connection with the interest rate swap, cap, collar or similar agreements entered into in compliance with the covenant in Section 10.12;

                  (g) Debt arising under the terms of the Bond Documents; and


CREDIT AGREEMENT - PAGE 44

                  (h) Debts, other than the Debts specifically described in clauses (a) through (g) of this Section 11.1, which in the aggregate do not exceed Fifty Thousand Dollars ($50,000) at any time outstanding.

         Section 11.2 Limitation on Liens. Parent will not, and will not permit any of the Subsidiaries to, incur, create, assume, or permit to exist any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except the following, none of which shall encumber the Collateral other than those Liens described in clauses (a), (b), (c), (d), (e), (g) and
(h):

                  (a) Existing Liens disclosed on Schedule 11.2 hereto; provided, any Liens securing the Previous Senior Debt will not be permitted after the Closing Date unless they have been assigned to the Agent;

                  (b) Liens in favor of the Agent for the benefit of itself and the Banks pursuant to the Loan Documents;

                  (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of Parent or the Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                  (d) Liens (other than Liens relating to Environmental Liabilities or ERISA) for taxes, assessments, or other governmental charges that are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

                  (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith and for which adequate reserves have been established;

                  (f) Liens resulting from good faith deposits to secure payments of worker's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, and contracts (other than for payment of Debt);

                  (g) Liens for purchase money obligations and Capital Lease Obligations; provided that: (i) the Debt secured by any such Lien is permitted under Section 11.1; and (ii) any such Lien encumbers only the asset so purchased;

                  (h) Liens related to any attachment or judgment not constituting an Event of Default;


CREDIT AGREEMENT - PAGE 45

                  (i) Liens arising from filing UCC financing statements regarding leases permitted by this Agreement; and

                  (j) Liens in favor of Norwest Bank Wisconsin, National Association and the Village of Ashwaubenon, Wisconsin arising under the Bond Documents.

Neither Parent nor any of the Subsidiaries shall enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired; provided that, in connection with the creation of purchase money Liens, Parent or any such Subsidiary may agree that it will not permit any other Liens to encumber the asset subject to such purchase money Lien. Except as provided herein, neither Parent nor the Borrower will, and each will not permit any of the Subsidiaries directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such companies to: (1) pay dividends or make any other distribution on any of such company's capital stock (or other equity interests) owned by Parent or any of the Subsidiaries; (2) subject to subordination provisions, pay any Debt owed to Parent or any of the Subsidiaries; (3) make loans or advances to Parent or any of the Subsidiaries; or (4) transfer any of its property or assets to Parent or any of the Subsidiaries.

         Section 11.3 Mergers, Etc. Parent will not, and will not permit any of the Subsidiaries to, become a party to a merger or consolidation, or purchase or otherwise acquire all or a substantial part of the business or assets of any Person or any shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate itself; provided that, (i) Parent and the Subsidiaries may acquire assets or shares or other evidence of beneficial ownership of a Person in accordance with the restrictions set forth in Section 11.5; (ii) if no Default exists or would result, any Subsidiary (other than Borrower) may merge into or consolidate with Borrower, Parent or any other Subsidiary if the surviving Person is or becomes a wholly owned Subsidiary directly owned by Parent, assumes the obligations of the applicable Subsidiary under the Loan Documents and is solvent as contemplated under Section 9.20 hereunder after giving effect to such merger or consolidation, and (iii) Parent or any wholly owned Subsidiary directly owned by Parent (the "Acquiring Company") may acquire all or substantially all of the assets of any other Subsidiary (a "Transferring Subsidiary"), other than the Borrower, if the Acquiring Company assumes all the Transferring Subsidiary's liabilities (including without limitation, all liabilities of the Transferring Subsidiary under the Loan Documents to which it is a party) and, following such assignment and assumption, such Transferring Subsidiary may wind up, dissolve and liquidate.

         Section 11.4 Restrictions on Dividends and other Distributions. Parent will not, and will not permit any Subsidiary to, directly or indirectly declare, order, pay, make or set apart any sum for (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock (or other equity interest) of the Parent or any Subsidiary now or hereafter outstanding; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock (or other equity interest) of the Parent or any Subsidiary now or hereafter outstanding; or (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire


CREDIT AGREEMENT - PAGE 46
shares of any class of stock (or other equity interest) of the Parent or any Subsidiary now or hereafter outstanding; except that if no Default exists or would result therefrom: (A) Subsidiaries may make, declare and pay dividends and make other distributions with respect to their capital stock (or other equity interest) for the sole purpose of enabling Parent to (i) repurchase shares of its stock in accordance with clause (B) below and (ii) to pay the actual cash taxes of the Parent attributable to the earnings of the Subsidiaries, and (B) Parent may repurchase its capital stock during the period from the Closing Date to the third anniversary of the Closing Date, provided that the aggregate amount so purchased during any Loan Year during such period shall not exceed the sum of
(i) Five Hundred Thousand Dollars ($500,000) (the "Yearly Limit") plus (ii) with respect to the second and third Loan Years only, that portion of the Yearly Limit which was not utilized to make repurchases in prior Loan Years. The term "Loan Year" means each period of twelve (12) consecutive months commencing on the Closing Date and on each anniversary thereof.

         Section 11.5 Investments. Parent will not, and will not permit any of the Subsidiaries to, make or permit to remain outstanding any advance, loan, other extension of credit, or capital contribution to or investment in any Person, or purchase or own any stock, bonds, notes, debentures, or other securities of any Person, or be or become a joint venturer with or partner of any Person, except:

                  (a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;

                  (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $250,000,000;

                  (c) commercial paper or bonds of a domestic issuer if at the time of purchase such paper or bonds are rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc.;

                  (d) current trade and customer accounts receivable for services rendered in the ordinary course of business;

                  (e) shares of any mutual fund registered under the Investment Company Act of 1940, as amended, which invests solely in investment of the type described in clauses (a) through (c) of this Section 11.5;

                  (f) advances to employees for business expenses incurred in the ordinary course of business including, without limitation, loans in connection with employee relocations;

                  (g) existing investments described on Schedule 11.5 hereto;

                  (h) loans, advances and other extensions of credit to Subsidiaries made in accordance with the restrictions set forth in subsection 11.1 (b); provided that, at the time


CREDIT AGREEMENT - PAGE 47
         any such loan, advance or other extension of credit is made, no Default exists or would result therefrom;

                  (i) Guarantees permitted by Section 11.1; and

                  (j) Loans to employees for the purpose of financing the purchase of stock of Parent provided that the aggregate amount thereof does not exceed Five Hundred Thousand Dollars ($500,000) in the aggregate outstanding at any time.

         Section 11.6 Limitation on Issuance of Capital Stock. Parent will not permit any Subsidiary to, at any time issue, sell, assign, or otherwise dispose of (a) any of its capital stock (or other equity interests), (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its capital stock (or other equity interests), or (c) any option, warrant, or other right to acquire any of its capital stock (or other equity interests); provided, however, that Parent or any Subsidiary may issue Securities in connection with (i) any existing employee or director stock options or existing employee or director stock option plans or (ii) any business acquisition that is consented to by the Required Banks.

         Section 11.7 Transactions With Affiliates. Parent will not, and will not permit any Subsidiary to, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of Parent or such Subsidiary, except (a) in the ordinary course of and pursuant to the reasonable requirements of Parent's or such Subsidiaries' business and upon fair and reasonable terms no less favorable to Parent or such Subsidiary than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of Parent or such Subsidiary; (b) management fees paid under the terms of that certain Amended and Restated Consulting Agreement dated as of January 28, 1994, among Tufco Technologies, Inc., Tufco Industries, Inc., Executive Converting Corporation, Bradford Investment Partners, L.P. and Bradford Ventures Ltd., as the same may be amended by Parent's board of directors; and (c) fees and expenses paid to members of the Parent's Board of Directors for their services as directors of the Parent in the ordinary course of business.

         Section 11.8 Disposition of Assets. Parent will not, and will not permit any of the Subsidiaries to, sell, lease, assign, transfer, or otherwise dispose of any of its assets, except (a) dispositions of inventory in the ordinary course of business; (b) dispositions of unnecessary, obsolete or worn out equipment, or other equipment that is replaced by equipment of equal or greater value; (c) the sale, discount or transfer of delinquent notes or accounts receivable in the ordinary course of business for purposes of collection in accordance with past practices; and (d) if no Default exists or would result therefrom, other dispositions of assets if the aggregate book value of the assets disposed of does not exceed One Hundred Thousand Dollars ($100,000) in the aggregate during any twelve (12) month period and the obligations under subsection 6.4(a)(ii) are fulfilled.

         Section 11.9 Lines of Business. Parent will not, and will not permit any of the Subsidiaries to, engage in any line or lines of business activity other than the businesses in which they are


CREDIT AGREEMENT - PAGE 48
engaged on the date hereof and any businesses which are similar or related to those currently engaged in by such company.

         Section 11.10 Sale and Leaseback. Parent will not, and will not permit any of the Subsidiaries to, enter into any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

         Section 11.11 Prepayment of Debt. Parent will not, and will not permit any of the Subsidiaries to, prepay or optionally redeem any Debt other than the Obligations.

         Section 11.12 Modifications of Bond Documents or Agreements. Parent will not, and will not permit any of the Subsidiaries to, amend, revise, restate or otherwise modify any Bond Document.

         Section 11.13 Tax Exempt Status of Bonds. Parent will not, and will not permit the Subsidiaries to, take any action or omit to take any action with respect to the proceeds of the sale of the Bonds, any earnings and profits from the investment thereof, or any amounts expected to be used to pay (or pledged as security for) principal thereof or interest thereon which if taken or omitted, respectively, would result in constituting any Bond an "arbitrage bond" within the meaning of Section 148 of the Code or otherwise adversely affect any exemption from federal income tax of interest on any Bond under the Code.

         Section 11.14 Limitation on Bond Transactions. Parent will not, and will not permit the Subsidiaries to, exercise its rights to change the interest period utilized to calculate the interest accrued under the Bonds.


                                   ARTICLE 12

                               Financial Covenants

         Parent covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, Parent will perform and observe the following financial covenants:

         Section 12.1 Consolidated Tangible Net Worth. Parent will at all times maintain a Consolidated Tangible Net Worth in an amount not less than the sum of
(a) Thirteen Million Five Hundred Thousand Dollars ($13,500,000); plus (b) fifty percent (50%) of Parent's net income determined on a consolidated basis in accordance with GAAP for each Fiscal Quarter to have completely elapsed since September 30, 1997; plus (c) one hundred percent (100%) of the net cash proceeds of any sale of securities or other cash contributions to the capital of the Parent received by Parent since September 30, 1997, calculated without duplication. If Parent's consolidated net income for a Fiscal Quarter is zero or less, no adjustment to the requisite level of Consolidated


CREDIT AGREEMENT - PAGE 49

Tangible Net Worth shall be made. "Consolidated Tangible Net Worth" means, at any particular time, the sum of (a) all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of Parent and the Subsidiaries; minus (b) the amount by which stockholders' equity has been increased by the write-up of any asset of the Parent and the Subsidiaries after September 30, 1997; minus (c) the amount of intangible assets carried on the balance sheet of the Parent and the Subsidiaries at such date determined in accordance with GAAP on a consolidated basis, including goodwill, patents, trademarks, trade names, organizational expense, deferred financing charges, debt acquisition cost, computer software development costs, start-up costs, pre-opening costs, prepaid pension costs, or any other deferred charges; minus (d) the amount of deferred income tax assets (less adjustments included in Consolidated Net Income after September 30, 1997); minus (e) any capital stock or debt security which is not readily marketable; minus (f) any cash held in a sinking fund or other analogous fund established for the purpose of redemption, retirement or prepayment of capital stock or Debt; minus (g) the cumulative translation adjustments (less adjustments included in Consolidated Net Income after September 30, 1997); minus (h) the amount at which shares of capital stock of the Parent is contained among the assets on the balance sheet of the Parent and the Subsidiaries; minus (i) to the extent included in clause (a) the amount properly attributable to the minority interests, if any, of other Persons in the stock, additional paid-in capital, and retained earnings of Subsidiaries.

         Section 12.2 Fixed Charge Coverage. As of the end of each Fiscal Quarter set forth in the table below, Parent shall not permit the ratio of Cash Flow for the four (4) Fiscal Quarters then ending to Fixed Charges for such period to be less than the amount set forth opposite the applicable Fiscal Quarter end in the table below:


================================================================================
           FISCAL QUARTERS ENDING FROM                             RATIO
--------------------------------------------------------------------------------
          Closing Date through 9/30/99                         1.10 to 1.00
--------------------------------------------------------------------------------
           10/1/99 through 9/30/2000                           1.15 to 1.00
--------------------------------------------------------------------------------
            10/1/2000 and thereafter                           1.20 to 1.00
================================================================================

For purposes of this Section 12.2 the following terms shall have the following meanings:

                  "Cash Flow" means, for any period, the total of the following for Parent and the Subsidiaries calculated on a consolidated basis without duplication for such period: (A) EBITDA; minus (B) any deduction for (or plus any gain from) cash income or franchise taxes actually paid during such period.

                  "Consolidated Net Income" means, for any period, Parent's consolidated net income (or loss) determined in conformity with GAAP (with inventory being valued at the lower of (i) its fair market value or (ii) its historical cost measured on a first-in, first-out basis), but excluding:

                            (a) any extraordinary gains or losses or
                  nonrecurring revenue or expense;


CREDIT AGREEMENT - PAGE 50

                            (b) any gains or losses realized upon the sale or
                  other disposition of any capital stock or debt security of Parent or any Subsidiary;

                            (c) any gains or losses in respect of the write-up
                  of any asset at greater than original cost or write-down at less than original cost;

                            (d) any gains or losses realized upon the sale or
                  other disposition of property, plant, equipment or intangible assets of Parent or any Subsidiary which is not sold or otherwise disposed of in the ordinary course of business;

                            (e) any gains or losses from the disposal of a
                  discontinued business;

                            (f) any net gains or losses arising from the
                  extinguishment of any debt of the Parent or any Subsidiary;

                            (g) any restoration to income of any contingency
                  reserve relating to any long term assets or long term liability, except to the extent that provision for such reserve was made out of income accrued during such period;

                            (h) the cumulative effect of any change in an
                  accounting principle on income of prior periods;

                            (i) any deferred credit representing the excess of
                  equity in any acquired company or assets at the date of acquisition over the cost of the investment in such company or asset;

                            (j) the income from any sale of assets in which the
                  book value of such assets prior to their sale had been the book value inherited by the Parent or Subsidiary from a transfer of such assets;

                            (k) the income (or loss) of any Person (other than a
                  Subsidiary) in which the Parent or a Subsidiary has an ownership interest; provided, however, that (i) Consolidated Net Income shall include amounts in respect of the income of such Person when actually received in cash by the Parent or Subsidiary in the form of dividends or similar distributions and (ii) Consolidated Net Income shall be reduced by the aggregate amount of all investments, regardless of the form thereof, made by the Parent or Subsidiary in such Person for the purpose of funding any deficit or loss of such Person;

                            (l) any reduction in or addition to income tax
                  expense resulting from an increase or decrease in a deferred income tax asset due to the anticipation of future income tax benefits;


CREDIT AGREEMENT - PAGE 51

                            (m) any reduction in or addition to income tax
                  expense due to the change in a statutory tax rate resulting in an increase or decrease in a deferred income tax asset or in a deferred income tax liability;

                            (n) any gains or losses attributable to returned
                  surplus assets of any pension-benefit plan or any pension credit attributable to the excess of (i) the return on pension-plan assets over (ii) the pension obligation's service cost and interest cost;

                            (o) the income or loss of any Person acquired by the
                  Parent or a Subsidiary for any period prior to the date of such acquisition; and

                            (p) the income from any sale of assets in which the
                  accounting basis of such assets had been the book value of any Person acquired by the Parent or a Subsidiary prior to the date such Person became a subsidiary or was merged into or consolidated with such Parent or Subsidiary.

                  "EBITDA" means, for any period, the total of the following calculated for Parent and the Subsidiaries without duplication on a consolidated basis for such period: (a) Consolidated Net Income; plus
         (b) any deduction for (or less any gain from) income or franchise taxes included in determining Consolidated Net Income; plus (c) interest expense (including the interest portion of Capital Lease Obligations) deducted in determining Consolidated Net Income; plus (d) amortization and depreciation expense deducted in determining Consolidated Net Income plus (e) operating lease expenses deducted in determining Consolidated Net Income and attributable to the lease of the facility located in Manning, South Carolina.

                  "Fixed Charges" means, for any period, the total of the following for Parent and the Subsidiaries calculated on a consolidated basis without duplication: (a) cash interest expense (including the interest portion of Capital Lease Obligations); plus (b) scheduled principal payments on Debt; plus (c) Capital Expenditures; plus (d) 50% of amounts paid by Parent to repurchase its Securities; minus (e) for the measurement periods ending June 30, 1998, and September 30, 1998, $1,800,000, and for the measurement period ending December 31, 1998, $700,000; plus (f) operating lease expenses deducted in determining Consolidated Net Income and attributable to the lease of the facility located in Manning, South Carolina.

         Section 12.3 Indebtedness to EBITDA. As of the last day of each Fiscal Quarter, Parent shall not permit the ratio of Indebtedness outstanding as of such day to the EBITDA for the four (4) Fiscal Quarters then ended to exceed
3.00 to 1.00. As used in this Section 12.3, "Indebtedness" means, at the time of determination, the sum of the following determined for Parent and the Subsidiaries on a consolidated basis (without duplication): (a) all obligations for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all Capital Lease Obligations; (d) all unpaid and liquidated reimbursement


CREDIT AGREEMENT - PAGE 52
obligations with respect to letters of credit and the face amount of all undrawn, outstanding letters of credit (including without limitation, the Letters of Credit, unless the Debt secured by any such Letter of Credit is included in either clause (a) or (b) above); and (e) any portion of the Debt secured by a Lien on the facility of Borrower which is leased by Borrower and located in Manning, South Carolina, to the extent Borrower is or may become obligated to pay such Debt.

         Section 12.4 Capital Expenditures. Parent shall not permit the aggregate Capital Expenditures to exceed in the aggregate (i) Three Million Dollars ($3,000,000) in any Fiscal Year and (ii) Five Million Dollars ($5,000,000) in any two consecutive Fiscal Years.


                                   ARTICLE 13

                                     Default

         Section 13.1 Events of Default. Each of the following shall be deemed an "Event of Default":

                  (a) The Borrower shall fail to pay when due any principal, interest, fees or other Obligations payable under any Loan Document or any part thereof.

                  (b) Any representation, warranty, or certification made or deemed made by the Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with any Loan Document shall be false, misleading, or erroneous in any material respect when made or deemed to have been made; provided that if (a) at the time such representation, warranty or certification was made, each of Borrower and each Obligated Party reasonably believed its accuracy and (b) the circumstances which resulted in the inaccurate or misleading representation, warranty or certification are capable of being remedied, then an Event of Default shall not occur herein on account thereof until twenty (20) days after the earlier of (i) the date Borrower or any Obligated Party became aware of the inaccurate or misleading representation, warranty or certification or (ii) the date the Agent or any Bank provides the Borrower with notice thereof.

                  (c) Borrower or any Obligated Party shall fail to perform, observe or comply with (i) any covenant, agreement, or term contained in clause (i) of Section 10.2, Sections 10.5 or 10.6, Article 11 or
         Article 12 of this Agreement or (ii) any covenant, agreement, or term contained in any Loan Document relating to the creation, perfection or protection of the Liens required to be granted to secure the obligation of any Obligated Party under the Loan Documents.

                  (d) The Borrower or any Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in any Loan Document (other than covenants to pay the Obligations and the covenants described in subsection 13.1(c)) and such


CREDIT AGREEMENT - PAGE 53
         failure shall continue for a period of twenty (20) days after the earlier of (i) the date the Agent or any Bank provides the Borrower with notice thereof or (ii) the date the Borrower has knowledge of such failure and should have, with the exercise of reasonable diligence, notified the Agent thereof in accordance with subsection 10.1(g).

                  (e) The Borrower or any Obligated Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator, or the like of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "Bankruptcy Code"), (iv) institute any proceeding or file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, (vi) admit in writing its inability to, or be generally unable to pay its debts as such debts become due, or (vii) take any corporate action for the purpose of effecting any of the foregoing.

                  (f) A proceeding or case shall be commenced, without the application, approval, or consent of the Borrower or any Obligated Party, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement, or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator, or the like of the Borrower or any such Obligated Party or of all or any substantial part of its property, or (iii) similar relief in respect of the Borrower or any such Obligated Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of thirty (30) or more days, or an order for relief against the Borrower or any Obligated Party shall be entered in an involuntary case under the Bankruptcy Code.

                  (g) The Borrower or any Obligated Party shall fail to discharge within a period of thirty (30) days after the commencement thereof any attachment, sequestration, forfeiture, or similar proceeding or proceedings involving an aggregate amount in excess of One Hundred Thousand Dollars ($100,000) against any of its assets or properties.

                  (h) A final judgment or judgments for the payment of money in excess of One Hundred Thousand Dollars ($100,000) in the aggregate shall be rendered by a court or courts against the Borrower or any Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof, and the Borrower or the relevant Obligated Party shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.


CREDIT AGREEMENT - PAGE 54

                  (i) The Borrower or any Obligated Party shall fail to pay when due any principal of or interest on any Debt if the aggregate principal amount of the affected Debt equals or exceeds One Hundred Thousand Dollars ($100,000) (other than the Obligations), or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof or any event shall have occurred with respect to any Debt in the aggregate principal amount equal to or in excess of One Hundred Thousand Dollars ($100,000) that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

                  (j) This Agreement shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Borrower or any Obligated Party or the Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any lien or security interest created by the Loan Documents shall for any reason (other than the negligence of the Agent or the release thereof in accordance with the Loan Documents) cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

                  (k) Any of the following events shall occur or exist with respect to the Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Required Banks subject the Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed One Hundred Thousand Dollars ($100,000).

                  (l) Any Person or group (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act) shall become after the Closing Date the direct or indirect beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the total voting power of all classes of capital stock then outstanding of the Parent entitled (without regard to the occurrence of any contingency) to vote in elections of directors of the Parent.

                  (m) Any event of default shall occur under any Bond Document.

                  (n) Any event of default shall occur under any Deed of Trust.


CREDIT AGREEMENT - PAGE 55

         Section 13.2 Remedies. If any Event of Default shall occur and be continuing, the Agent shall, if directed by Required Banks, do any one or more of the following:

                  (a) Acceleration. By notice to the Borrower, declare all outstanding principal of and accrued and unpaid interest on the Notes and all other amounts payable by the Borrower under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without further notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

                  (b) Termination of Commitments. Terminate the Commitments without notice to the Borrower.

                  (c) Judgment. Reduce any claim to judgment from a court of law.

                  (d) Foreclosure. Foreclose or otherwise enforce any Lien granted to the Agent for the benefit of itself and the Banks to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents.

                  (e) Rights. Exercise any and all rights and remedies afforded by the laws of the State of Texas or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise.

Provided, however, that upon the occurrence of an Event of Default under subsections 13.1(e) or (f), the Commitments of all of the Banks shall automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Notes and all other amounts payable by the Borrower under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

         Section 13.3 Performance by the Agent. If the Borrower shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Agent may, at the direction of Required Banks, perform or attempt to perform such covenant or agreement on behalf of the Borrower. In such event, the Borrower shall, at the request of the Agent, promptly pay any amount expended by the Agent or the Banks in connection with such performance or attempted performance to the Agent at the Principal Office, together with interest thereon at the applicable Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agent nor any Bank shall have any liability or responsibility for the performance of any obligation of the Borrower under any Loan Document.

         Section 13.4 Setoff. If an Event of Default shall have occurred and be continuing, each Bank is hereby authorized at any time and from time to time, without notice to the Borrower or any Obligated Party (any such notice being hereby expressly waived by the Borrower and each Obligated


CREDIT AGREEMENT - PAGE 56

Party), to set off and apply any and all deposits (general, time, demand, provisional, or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower or any Obligated Party against any and all of the Obligations, irrespective of whether or not the Agent or such Bank shall have made any demand under such Loan Documents and although such Obligations may be unmatured. Each Bank agrees promptly to notify the Borrower (with a copy to the Agent) after any such setoff and application; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Bank may have.

         Section 13.5 Continuance of Default. For purposes of all Loan Documents, a Default shall be deemed to have continued and exist until the Agent shall have actually received evidence satisfactory to the Agent that such Default shall have been remedied.

         Section 13.6 Cash Collateral. If an Event of Default shall have occurred and be continuing, the Borrower shall, if requested by the Agent or Required Banks, pledge to the Agent as security for the Obligations (but excluding the Obligations arising in connection with the Bond L/C) an amount in immediately available funds equal to the then outstanding Commercial L/C Liabilities, such funds to be held in a cash collateral account at the Agent without any right of withdrawal by the Borrower.


                                   ARTICLE 14

                                    The Agent

         Section 14.1 Appointment, Powers and Immunities. Each Bank hereby appoints and authorizes First Union to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Neither the Agent nor any of its Affiliates, officers, directors, employees, attorneys, or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with any Loan Document or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Agent (i) may treat the payee of any Note as the holder thereof until it receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent;
(ii) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of any Loan Document be a trustee or fiduciary for any Bank; (iii) shall not be required to initiate any litigation or collection proceedings under any Loan Document except to the extent requested by Required Banks; (iv) shall not be responsible to the Banks for any recitals, statements, representations, or warranties contained in any Loan Document, or any certificate or other documentation referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, enforceability, or sufficiency of any Loan Document or any other documentation referred to or provided for therein or for any failure by any Person to perform any


CREDIT AGREEMENT - PAGE 57
of its obligations thereunder; (v) may consult with legal counsel, independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate, or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by any Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by Required Banks, and such instructions of Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks; provided, however, that the Agent shall not be required to take any action which exposes it to personal liability or which is contrary to any Loan Document or applicable law.

         Section 14.2 Rights of Agent as a Bank. With respect to its Commitments, the Loans made by it and the Notes issued to it, First Union (and any successor acting as the Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, and generally engage in any kind of banking, trust, or other business with the Borrower or any Obligated Party, and any other Person who may do business with or own securities of the Borrower or any Obligated Party, all as if it were not acting as the Agent and without any duty to account therefor to the Banks.

         Section 14.3 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Loans or of commitment fees) unless the Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such non-payment). The Agent shall (subject to Section 14.1) take such action with respect to such Default as shall be directed by Required Banks, provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable and in the best interest of the Banks.

         Section 14.4 Indemnification. THE BANKS HEREBY AGREE TO INDEMNIFY THE AGENT FROM AND HOLD THE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 15.1 AND 15.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER UNDER SECTIONS 15.1 AND 15.2), RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENT PERCENTAGES, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES AND EXPENSES), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN


CREDIT AGREEMENT - PAGE 58

DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, THAT NO BANK SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE BANKS THAT THE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES AND EXPENSES), AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE AGENT. WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION, EACH BANK AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE COMMITMENTS PERCENTAGES) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES AND EXPENSES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

         Section 14.5 Independent Credit Decisions. Each Bank agrees that it has independently and without reliance on the Agent or any other Bank, and based on such documentation and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into any Loan Document and that it will, independently and without reliance upon the Agent or any other Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under any Loan Document. Except as otherwise specifically set forth herein, the Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any Obligated Party of any Loan Document or to inspect the properties or books of the Borrower or any Obligated Party. Except for notices, reports, and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other financial information concerning the affairs, financial condition, or business of the Borrower or any Obligated Party (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates.

         Section 14.6 Several Commitments. The Commitments and other obligations of the Banks under any Loan Document are several. The default by any Bank in making a Loan in accordance with its Revolving Commitment shall not relieve the other Banks of their obligations under any Loan Document. In the event of any default by any Bank in making any Loan, each nondefaulting bank shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Bank was required to advance hereunder. No Bank shall be responsible for any act or omission of any other Bank.


CREDIT AGREEMENT - PAGE 59

         Section 14.7 Successor Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower, and the Agent may be removed at any time by Required Banks if it has breached its obligations under the Loan Documents. Upon any such resignation or removal, Required Banks will have the right to appoint a successor Agent with the Borrower's consent, which shall not be unreasonably withheld. If no successor Agent shall have been so appointed by Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or any State thereof and having combined capital and surplus of at least One Hundred Million Dollars ($100,000,000). Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities, contractual obligations, and duties of the resigning or removed Agent, and the resigning or removed Agent shall be discharged from its duties and obligations under the Loan Documents. After any Agent's resignation or removal as Agent, the provisions of this Article 14 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Agent.

         Section 14.8 Agent Fee. The Borrower agrees to pay to the Agent, on the Closing Date and on each anniversary of the Closing Date, a nonrefundable administrative fee equal to $5,000.


                                   ARTICLE 15

                                  Miscellaneous

         Section 15.1 Expenses. The Borrower hereby agrees to pay on demand: (a) all costs and expenses of the Agent and the Banks arising in connection with the preparation, negotiation, execution, and delivery of the Loan Documents executed and delivered on the Closing Date, including, without limitation, the reasonable fees and expenses of legal counsel for the Agent and the Banks; (b) (i) all costs and expenses of the Agent and the Banks arising in connection with the preparation, negotiation, execution, and delivery of any of the Loan Documents executed and delivered after the Closing Date and any and all amendments or other modifications to the Loan Documents and (ii) all costs and expenses of the Agent arising in connection with the syndication of the Loans in accordance with
Section 15.8(f), including in all instances, without limitation, the fees and expenses of legal counsel; (c) all costs and expenses of the Agent and the Banks in connection with any Default and the enforcement of any Loan Document, including, without limitation, the fees and expenses of legal counsel for the Agent and each of the Banks (including the allocated costs of in house counsel);
(d) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of any Loan Document;
(e) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by any Loan Document; and (f) all other costs and expenses incurred by the Agent and the Banks in connection


CREDIT AGREEMENT - PAGE 60
with any Loan Document, including, without limitation, all costs, expenses, and other charges incurred in connection with obtaining any audit or appraisal in respect of the Collateral.

         Section 15.2 Indemnification. THE BORROWER SHALL INDEMNIFY THE AGENT AND EACH BANK AND EACH AFFILIATE (INCLUDING WITHOUT LIMITATION, CHASE SECURITIES, INC.) THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OR ANY OBLIGATED PARTY OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY SUBSIDIARY, OR (E) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING; PROVIDED THAT THE PERSON ENTITLED TO BE INDEMNIFIED UNDER THIS SECTION SHALL NOT BE INDEMNIFIED FROM OR HELD HARMLESS AGAINST ANY LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, OR EXPENSES ARISING OUT OF OR RESULTING FROM ITS GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BREACH OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS. WITHOUT LIMITING ANY PROVISION OF ANY LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON.

         Section 15.3 Limitation of Liability. None of the Agent, any Bank, or any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and the Borrower and, by the execution of the Loan Documents to which it is a party, each Obligated Party, hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential, or punitive damages suffered or incurred by the Borrower or any Obligated Party in connection with, arising out of, or in any way related to any of the Loan Documents, or any of the transactions contemplated by any of the Loan Documents.


CREDIT AGREEMENT - PAGE 61

         Section 15.4 No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Agent or any Bank shall have the right to act exclusively in the interest of the Agent and the Banks and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower or any of the Borrower's shareholders or any other Person.

         Section 15.5 No Fiduciary Relationship. The relationship between the Borrower and the Obligated Parties on the one hand and the Agent and each Bank on the other is solely that of debtor and creditor, and neither the Agent nor any Bank has any fiduciary or other special relationship with the Borrower or any Obligated Parties, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and the Obligated Parties on the one hand and the Agent and each Bank on the other and any Bank to be other than that of debtor and creditor.

         Section 15.6 Equitable Relief. The Borrower recognizes that in the event the Borrower or any Obligated Party fails to pay, perform, observe, or discharge any or all of the obligations under the Loan Documents, any remedy at law may prove to be inadequate relief to the Agent and the Banks. The Borrower therefore agrees that the Agent and the Banks, if the Agent or the Required Banks so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         Section 15.7 No Waiver; Cumulative Remedies. No failure on the part of the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in the Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

         Section 15.8 Successors and Assigns.

                  (a) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and all of the Banks.

                  (b) Participations. Any Bank may sell participations to one or more banks or other institutions in or to all or a portion of its rights and obligations under the Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans owing to
         it); provided, however, that (i) such Bank's obligations under the Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Bank shall remain solely responsible to the Borrower for the performance of such obligations, (iii) such Bank shall remain the holder of its Notes and owner of its participation or other interests for all purposes of any Loan Document, (iv) the Borrower shall continue to deal


CREDIT AGREEMENT - PAGE 62
         solely and directly with such Bank in connection with such Bank's rights and obligations under the Loan Documents, and (v) such Bank shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under any Loan Document, other than the right to vote upon or consent to (1) any increase of such Bank's Commitments, (2) any reduction of the principal amount of, or interest to be paid on, the Loans or other Obligations of such Bank,
         (3) any reduction of any commitment fee, or other amount payable to such Bank under any Loan Document, (4) any postponement of any date for the payment of any amount payable in respect of the Loans or other Obligations of such Bank, or (5) the release of Borrower, any Obligated Party or any Collateral. All costs and expenses incurred by a participating institution as a result of such institution's becoming a participant shall be borne solely by such institution.

                  (c) Assignments. The Borrower and each of the Banks agree that any Bank (the "Assigning Bank") may at any time assign to an Eligible Assignee all, or a proportionate part of all, of its rights and obligations under the Loan Documents (including, without limitation, its Commitments and Loans) (each an "Assignee"); provided, however, that (i) each such assignment shall be of a consistent, and not a varying, percentage of all of the assigning Bank's rights and obligations under the Loan Documents, (ii) except in the case of an assignment of all of a Bank's rights and obligations under the Loan Documents, the amount of the Commitments of the assigning Bank being assigned or if any Commitment has terminated or otherwise been fulfilled, the outstanding principal amount of the related Loans pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than Five Million Dollars ($5,000,000), (iii) the parties to each such assignment shall execute and deliver to the Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Notes subject to such assignment, and a processing and recordation fee of Three Thousand Dollars ($3,000) payable by the assignor or assignee (and not the Borrower); provided that such fee shall not be payable to Agent if the Assigning Bank is making an assignment to one of its Affiliates; (iv) the Agent must consent to such assignment, which consent shall not be unreasonably withheld, with such consents to be evidenced by the Agent's execution of the Assignment and Acceptance; (v) at no time shall Agent hold Commitments less than any other Bank's Commitments; and (vi) if no Event of Default has occurred and is continuing, Borrower has consented to such assignment, which consent shall not be unreasonably withheld. Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
         (5) Business Days after the execution thereof, or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Agent, (x) the assignee thereunder shall be a party hereto as a "Bank" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the Loan Documents, and (y) the Bank that is an assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Bank's


CREDIT AGREEMENT - PAGE 63
         rights and obligations under the Loan Documents, such Bank shall cease to be a party thereto). The Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitments of, and principal amount of the Loans owing to each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of an Assignment and Acceptance executed by an Assigning Bank and Assignee representing that it is an Eligible Assignee, together with any Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit "G" hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to the Borrower. Within five (5) Business Days after its receipt of such notice the Borrower, at its expense, shall execute and deliver to the Agent in exchange for the surrendered Notes new Notes to the order of such Eligible Assignee in an amount equal to the Commitments or Loans assumed by it pursuant to such Assignment and Acceptance and, if the assigning Bank has retained Commitments or Loans, Notes to the order of the assigning Bank in an amount equal to the Commitments and Loans retained by it hereunder (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be in an aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance, and shall otherwise be in substantially the form of the applicable Exhibit hereto.

                  (d) Information. Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant, any information relating to Parent or the Subsidiaries furnished to such Bank by or on behalf of Parent or the Subsidiaries.

                  (e) Pledge to Federal Reserve. Notwithstanding anything in this Section 15.8 to the contrary, any Bank may, in the ordinary course of its business, pledge its Notes to any United States Federal Reserve Bank to secure advances made by such Federal Reserve Bank to such Bank.

                  (f) Syndication Fee. To the extent First Union assigns its interest to other Banks, other than assignments arranged by Borrower to Banks identified by Borrower, Borrower will pay a syndication fee in an amount to be agreed upon among the parties.

         Section 15.9 Survival. All representations and warranties made in any Loan Document or in any document, statement, or certificate furnished in connection with any Loan Document shall survive the execution and delivery of the Loan Documents and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them. Without prejudice to the survival of any other obligation of the Borrower


CREDIT AGREEMENT - PAGE 64
hereunder, the obligations of the Borrower under Article 7 and Sections 15.1 and
15.2 shall survive repayment of the Notes and termination of the Commitments.

         Section 15.10 Entire Agreement. THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Section 15.11 Amendments. No amendment or waiver of any provision of any Loan Document to which the Borrower is a party, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by Required Banks and the Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver, or consent shall, unless in writing and signed by all of the Banks and the Borrower, do any of the following: (a) increase Commitments of the Banks; (b) reduce the principal of, or interest on, the Notes, or any fees or other amounts payable hereunder; (c) postpone any date fixed for any payment of principal of, or interest on, the Notes, or any fees or other amounts payable hereunder; (d) waive or amend any of the conditions specified in Article 8; (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes or the number of Banks which shall be required for the Banks or any of them to take any action under any Loan Document; (f) change any provision contained in this Section 15.11; or (g) release any Collateral or release the Borrower or any Obligated Party from liability. Notwithstanding anything to the contrary contained in this Section, no amendment waiver, or consent shall be made with respect to Article 14 hereof without the prior written consent of the Agent.

         Section 15.12 Maximum Interest Rate.

                  (a) No interest rate specified in any Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any Obligation shall exceed the Maximum Rate, thereby causing the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

                  (b) No provision of any Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so


CREDIT AGREEMENT - PAGE 65
         provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Bank ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the Obligations, and, if the principal of the Obligations has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and each Bank shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations so that interest for the entire term does not exceed the Maximum Rate.

         Section 15.13 Notices. All notices and other communications provided for in any Loan Document to which the Borrower or any Obligated Party is a party shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof and, if to an Obligated Party, at the address for notices for the Borrower, or, as to any party, at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section. Except as otherwise provided in any Loan Document, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, three (3) Business Days after being duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Agent pursuant to Section 6.3 shall not be effective until received by the Agent.

         Section 15.14 Governing Law; Venue of Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. ANY ACTION OR PROCEEDING AGAINST BORROWER UNDER OR IN CONNECTION WITH ANY LOAN DOCUMENT MAY BE BROUGHT IN ANY STATE COURT LOCATED IN DALLAS, TEXAS OR TRENTON, NEW JERSEY OR ANY FEDERAL COURT IN THE NORTHERN DISTRICT OF TEXAS OR THE DISTRICT OF NEW JERSEY. BORROWER HEREBY IRREVOCABLY (a) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (b) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 15.13 OF THIS AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT THE RIGHT OF THE AGENT OR ANY BANK TO SERVE


CREDIT AGREEMENT - PAGE 66

PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT OR ANY BANK TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY BORROWER AGAINST THE AGENT OR ANY BANK SHALL BE BROUGHT ONLY IN A COURT LOCATED IN CHARLOTTE, NORTH CAROLINA.

         Section 15.15 Counterparts. This Agreement may be executed in one or more counterparts and on telecopy counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         Section 15.16 Severability. Any provision of any Loan Document held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of any Loan Document and the effect thereof shall be confined to the provision held to be invalid or illegal.

         Section 15.17 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 15.18 Non-Application of Chapter 346 of The Finance Code of Texas. The provisions of Chapter 346 of The Finance Code of Texas are specifically declared by the parties hereto not to be applicable to any Loan Documents or to the transactions contemplated thereby.

         Section 15.19 Construction. The Borrower, each Obligated Party (by its execution of the Loan Documents to which it is a party), the Agent, and each Bank acknowledges that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by the parties thereto.

         Section 15.20 Independence of Covenants. All covenants under the Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         Section 15.21 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.


CREDIT AGREEMENT - PAGE 67

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                   BORROWER:

                                   TUFCO, L.P.

                                   By:      Tufco Tech, Inc.,
                                            its Managing General Partner

                                            By:  /s/ GREG WILEMON
                                               --------------------------------
                                            Name:    Greg Wilemon
                                                 ------------------------------
                                            Title:   CFO/COO
                                                  -----------------------------

                                   PARENT:

                                   TUFCO TECHNOLOGIES, INC.


                                   By:  /s/ GREG WILEMON
                                       ----------------------------------------
                                   Name:    Greg Wilemon
                                         --------------------------------------
                                   Title:   CFO/COO
                                          -------------------------------------

                                   Address for Notices to Borrower and Parent:

                                   4800 Simonton Road
                                   Dallas, Texas  75244
                                   Telephone No:  972-387-0500
                                   Facsimile No:  972-789-1586
                                   Attention:  Kathy Manos

                                   with a copy to:

                                   Battle & Fowler
                                   75 East 55th Street
                                   New York, New York 10022
                                   Attention: Carl de Brito

                                   Bradford Ventures, Partners
                                   1 Rockefeller Center, Suite 1722
                                   New York, New York  10020
                                   Attention:  Robert Simon


CREDIT AGREEMENT - PAGE 68

                                   AGENT:

Revolving Commitment:              FIRST UNION NATIONAL BANK, individually as a
                                   Bank and as the Agent
$4,500,000

                                   By:  /s/ PAUL W. TURKO
                                       ----------------------------------------
Term Commitment:                   Name: Paul W. Turko
                                   Title: Vice President
$5,325,000
                                   Address for Notices and Lending Office for
                                   Base Rate Accounts and Eurodollar Accounts:

$9,825,000 Total                   370 Scotch Road
                                   West Trenton, New Jersey  08628
                                   Telephone No.: 609-530-7361
                                   Facsimile No.: 609-538-7406
                                   Attention:  Paul W. Turko
                                          re:  Tufco, L.P.


CREDIT AGREEMENT - PAGE 69

                                   OTHER BANKS:

Revolving Commitment:              CHASE BANK OF TEXAS, NATIONAL
                                   ASSOCIATION
$4,500,000

                                   By:  /s/ DAVID L. HOWARD
                                       ----------------------------------------
Term Commitment:                          David L. Howard
                                          Vice President
$5,325,000
                                   Address for Notices:

                                   P.O. Box 660197
$9,825,000 Total                   12875 Josey Lane
                                   Farmers Branch, Texas 77266
                                   Fax No.:  (972) 888-7808
                                   Telephone No.: (972) 888-7829
                                   Attention: David L. Howard

                                   Lending Office for Base Rate
                                   Accounts and Eurodollar Accounts:

                                   1111 Fannin
                                   Houston, Texas  77002


CREDIT AGREEMENT - PAGE 70

                                INDEX TO EXHIBITS


                Exhibit                                        Description of Exhibit
                -------                                        ----------------------

                  "A"                                     Revolving Note
                  "B"                                     Term Note
                  "C"                                     Master Guaranty
                  "D"                                     Borrower Security Agreement
                  "E"                                     Guarantor Security Agreement
                  "F"                                     Joinder Agreement
                  "G"                                     Assignment and Acceptance
                  "H"                                     Compliance Certificate
                  "I"                                     Notice of Borrowing, Conversion,
                                                                   Continuation or Prepayment



                               INDEX TO SCHEDULES


                  Schedule                                    Description of Schedule
                  --------                                    -----------------------

                  1.1(a)                                      Previous Senior Debt
                  8.1(g)                                      Real Property
                  9.14                                        List of Subsidiaries
                  11.1                                        Debt
                  11.2                                        Existing Liens
                  11.5                                        Existing Investments


CREDIT AGREEMENT - PAGE 71

                                 SCHEDULE 1.1(a)
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT

                              Previous Senior Debt


The Debt evidenced by that certain Second Amended and Restated Loan Agreement dated as of November 13, 1997, between Tufco, L.P. and Bank One, Wisconsin.



Schedule 1.1(a) - Previous Senior Debt - Solo Page

                                 SCHEDULE 8.1(g)
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT

                                  Real Property


1.       3161 South Ridge Road
         Green Bay, Wisconsin 54304
         Brown County

2.       1205 Burris Road
         Newton, North Carolina  28658
         Catawba County

3.       119 Cedar Street
         Manning, South Carolina  29102
         Clarendon County



Schedule 8.1(g) - Real Property - Solo Page

                                  SCHEDULE 9.14
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT

                              List of Subsidiaries


                           I. FIRST TIER SUBSIDIARIES

                                                                                                      Equity        Equity Issued
         Subsidiary                    Parent        % Ownership         Type     Jurisdiction      Authorized     and Outstanding
         ----------                    ------        -----------         ----     ------------      ----------     ---------------

A.  Tufco Tech, Inc.                   Parent            100%            Corp.       Delaware           1,000           1,000
B.  Technologies I, Inc.               Parent            100%            Corp.       Delaware           1,000           1,000
C.  Tufco, Inc.                        Parent            100%            Corp.       Delaware           1,000           1,000
D.  TFCO, Inc.                         Parent            100%            Corp.       Delaware           1,000           1,000
E.  Foremost Manufacturing             Parent            100%            Corp.       Missouri          30,000          10,000
     Company, Inc.


                          II. SECOND TIER SUBSIDIARIES


         Subsidiary                    Owner               % Interest          Type         Jurisdiction
         ----------                    -----               ----------          ----         ------------

A.  Borrower                      Tufco Tech, Inc.             l%             Limited          Delaware
                                                                            Partnership
                                Technologies I, Inc.          43%
                                    Tufco, Inc.               28%
                                     TFCO, Inc.               28%



Schedule 9.14 - List of Subsidiaries - Solo Page

                                  SCHEDULE 11.1
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT


                                      Debt

1. IBM Hardware Lease, dated June, 1997, for the original principal amount of $452,938.

2. Debt relating to the Bonds with aggregate principal outstanding as of the date hereof, $1,750,000.

3.       The Previous Senior Debt.



Schedule 11.1 - Debt - Solo Page

                                  SCHEDULE 11.2
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT

                                 Existing Liens


========================================================================================================================
                                                                                               UCC-1           UCC-1
                Company                        Secured Party             Collateral             No.            Date
========================================================================================================================
Tufco, L.P.                            IBM Credit                   Leased IBM            97-163590       8/5/97
                                       Corporation                  equipment             (TX S/S)
------------------------------------------------------------------------------------------------------------------------
Tufco Technologies, Inc.               Caterpillar Financial        Leased lift           97-255060       12/17/97
                                       Services Corporation         trucks                (TX S/S)
------------------------------------------------------------------------------------------------------------------------
Tufco Industries, Inc.                 Bank One, Green Bay          Collateral            121797          6/24/96
                                                                    covered by            (TX S/S)
                                                                    certain contracts
                                                                    described on
                                                                    Addendum A
                                                                    attached to the
                                                                    UCC-1
                                                                    financing
                                                                    statement
------------------------------------------------------------------------------------------------------------------------
Tufco Industries, Inc.                 Sanwa Leasing                Leased copier         1563051         2/5/96
                                       Corporation                                        (WI S/S)
------------------------------------------------------------------------------------------------------------------------
Tufco Industries, Inc.                 Sanwa Leasing                Leased copier         1523537         7/24/95
                                       Corporation                                        (WI S/S)
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   Caterpillar Financial        Leased                93-171044       9/1/93
Corporation and Executive Roll         Services Corporation         equipment             (TX S/S)
Manufacturing, Inc.
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   Caterpillar Financial        Leased                93-201087       10/18/93
Corporation and Executive Roll         Services Corporation         equipment             (TX S/S)
Manufacturing, Inc.
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   Georgia Pacific              Consignment of        93-220010       11/16/93
Corporation                            Corporation                  bleached board        (TX S/S)
                                                                    and wrapping
                                                                    paper
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   Caterpillar Financial        Leased                94-026341       2/10/94
Corporation                            Services Corporation         equipment             (TX S/S)
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   Caterpillar Financial        Leased                94-060337       3/30/94
Corporation                            Services Corporation         equipment             (TX S/S)
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   Darr Equipment Co.           Pallet Jack           94-062679       4/4/94
Corporation                                                                               (TX S/S)
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   Caterpillar Financial        Leased                94-194423       10/3/94
Corporation                            Services Corporation         equipment             (TX S/S)
------------------------------------------------------------------------------------------------------------------------



Schedule 11.2 - Existing Liens - Page 1 of 2

========================================================================================================================
                                                                                               UCC-1           UCC-1
                Company                        Secured Party             Collateral             No.            Date
========================================================================================================================

Executive Converting                   Caterpillar Financial        Leased                94-194424       10/3/94
Corporation                            Services Corporation         equipment             (TX S/S)
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   Caterpillar Financial        Leased                95-014874       1/23/95
Corporation                            Services Corporation         equipment             (TX S/S)
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   Caterpillar Financial        Leased                95-014875       1/23/95
Corporation                            Services Corporation         equipment             (TX S/S)
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   Caterpillar Financial        Leased                95-014876       1/23/95
Corporation                            Services Corporation         equipment             (TX S/S)
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   International Paper          Consignment of        95-102410       5/22/95
Corporation                            Company                      goods                 (TX S/S)
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   Darr Equipment Co.           New Caterpillar       95-219039       11/10/95
Corporation                                                                               (TX S/S)
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   Caterpillar Financial        Leased                97-037229       2/24/97
Corporation                            Services Corporation         equipment             (TX S/S)
------------------------------------------------------------------------------------------------------------------------
Executive Converting                   Georgia-Pacific              Consignment of        Vol.            11/17/93
Corporation                            Corporation                  bleached board        93006,
                                                                    and wrapping          Pg. 1512,
                                                                    paper                 UCC
                                                                                          #005001
                                                                                          (Dallas
                                                                                          Co., TX)
------------------------------------------------------------------------------------------------------------------------



Schedule 11.2 - Existing Liens - Page 2 of 2

                                  SCHEDULE 11.5
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT

                              Existing Investments


None



Schedule 11.5 - Existing Investments - Cover Page

                                   EXHIBIT "A"
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT


                                 Revolving Note











EXHIBIT "A", Cover Page

                                 REVOLVING NOTE


$_______________                  Dallas, Texas               ____________, 1998

         FOR VALUE RECEIVED, the undersigned, TUFCO, L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of _______________________ (the "Bank"), at the Principal Office of the Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of __________________________ DOLLARS ($______________________) or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Bank to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The Borrower hereby authorizes the Bank to record in its records the amount of each Revolving Loan and Type of Accounts established under each Revolving Loan and all Continuations, Conversions and payments of principal in respect thereof, which records shall, in the absence of manifest error, constitute prima facie evidence of the accuracy thereof; provided, however, that the failure to make such notation with respect to any such Revolving Loan or payment shall not limit or otherwise affect the obligations of the Borrower under the Credit Agreement or this Revolving Note.

         This Revolving Note is one of the Revolving Notes referred to in the Credit Agreement dated as of August 28, 1998, among the Borrower, Tufco Technologies, Inc., the Bank, the other banks named therein and First Union National Bank, as agent for such banks ("Agent") (such Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "Credit Agreement"), and evidences Revolving Loans made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Revolving Note upon the happening of certain stated events and for prepayments of Revolving Loans prior to the maturity of this Revolving Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Revolving Note have the respective meanings assigned to them in the Credit Agreement.

         This Revolving Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Except for any notices expressly required by the Loan Documents, the Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Revolving Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of

REVOLVING NOTE - Page 1
any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Revolving Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release any such party or to release or substitute part or all of the collateral securing this Revolving Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

                                        TUFCO, L.P.

                                        By:  Tufco Tech, Inc.,
                                             its general partner

                                             By:
                                                 ------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------


REVOLVING NOTE - Page 2

                                   EXHIBIT "B"
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT


                                    Term Note














EXHIBIT "B", Cover Page

                                    TERM NOTE

$________________                    Dallas, Texas          ____________, 1998

         FOR VALUE RECEIVED, the undersigned, TUFCO, L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of ________________ (the "Bank"), at the Principal Office of the Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of ______________________ ($___________) or such lesser amount as shall equal the aggregate unpaid principal amount of the Term Loan made by the Bank to the Borrower under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of such Term Loan, at such office, in like money and funds, for the period commencing on the date of such Term Loan until such Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The Borrower hereby authorizes the Bank to record in its records the amount of the Term Loan and Type of Accounts established thereunder and all Continuations, Conversions and payments of principal in respect thereto, which records shall, in the absence of manifest error constitute prima facie evidence of the accuracy thereof; provided, however, that the failure to make such notation with respect to the Term Loan, or such Accounts or payment shall not limit or otherwise affect the obligations of the Borrower under the Credit Agreement or this Term Note.

         This Term Note is one of the Term Notes referred to in the Credit Agreement dated as of August 28, 1998, among the Borrower, Tufco Technologies, Inc., the Bank, the other banks named therein and First Union National Bank, as agent for such banks ("Agent") (such Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "Credit Agreement") and evidences the Term Loan made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Term Note upon the happening of certain stated events and for prepayments of the Term Loan prior to the maturity of this Term Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Term Note have the respective meanings assigned to them in the Credit Agreement.

         This Term Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Except for any notice expressly required by the Loan Documents, the Borrower and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Term Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Term Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions

TERM A NOTE - Page 1
of time for payment of any of said indebtedness, or to release any such party or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

                                          TUFCO, L.P.

                                          By:  Tufco Tech, Inc.,
                                               its general partner

                                               By:
                                                   ----------------------------
                                               Name:
                                                     --------------------------
                                               Title:
                                                      -------------------------


TERM A NOTE - Page 2

                                   EXHIBIT "C"
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT

                                 Master Guaranty



EXHIBIT "C", Cover Page

                               GUARANTY AGREEMENT


         WHEREAS, TUFCO, L.P., a Delaware limited partnership (the "Borrower"), has entered into that certain Credit Agreement dated August 28, 1998, among Borrower, Tufco Technologies, Inc., the banks party thereto (the "Banks") and FIRST UNION NATIONAL BANK, as agent for the Banks (the "Agent") (such Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement", and capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement);

         WHEREAS, the execution of this Guaranty Agreement is a condition to the Agent's and each Bank's obligations under the Credit Agreement;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned parties and any party hereafter added as a "Guarantor" hereto pursuant to a Joinder Agreement (individually a "Guarantor" and collectively the "Guarantors"), hereby irrevocably and unconditionally guarantees to Agent and the Banks the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

         1. The term "Guaranteed Indebtedness", as used herein means all of the "Obligations", as defined in the Credit Agreement and shall include any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; provided that the Guaranteed Indebtedness shall be limited, with respect to each Guarantor, to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances.

         2. Each Guarantor under this Guaranty Agreement, and each guarantor under other guaranties, if any, relating to the Credit Agreement (the "Related Guaranties") which contain a contribution provision similar to that set forth in this paragraph 2, together desire to allocate among themselves (collectively, the "Contributing Guarantors"), in a fair and equitable manner, their obligations arising under this Guaranty Agreement and the Related Guaranties. Accordingly, in the event any payment or distribution is made by a Guarantor under this Guaranty Agreement or a guarantor under a Related Guaranty (a "Funding Guarantor") that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share. "Fair Share" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty Agreement and the Related Guaranties in respect of the obligations guarantied. "Fair Share Shortfall" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the

GUARANTY AGREEMENT - Page 1

Aggregate Payments of such Contributing Guarantor. "Adjusted Maximum Amount" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty Agreement and the Related Guaranties, in each case determined in accordance with the provisions hereof and thereof; provided that, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Contributing Guarantor for purposes of this paragraph 2, the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder or under any similar provision contained in a Related Guaranty shall not be considered as assets or liabilities of such Contributing Guarantor. "Aggregate Payments" means, with respect to a Contributing Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty Agreement and the Related Guaranties (including, without limitation, in respect of this paragraph 2 or any similar provision contained in a Related Guaranty). The amounts payable as contributions hereunder and under similar provisions in the Related Guaranties shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this paragraph 2 or any similar provision contained in a Related Guaranty shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder or under a Related Guaranty. Each Contributing Guarantor under a Related Guaranty is a third party beneficiary to the contribution agreement set forth in this paragraph 2.

         3. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Agent, any Bank or any other party, or which any Guarantor may have against Borrower, Agent, any Bank or any other party, shall be available to, or shall be asserted by, any Guarantor against Agent, any Bank or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         4. If a Guarantor becomes liable for any indebtedness owing by Borrower to Agent or any Bank by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Agent and the Banks hereunder shall be cumulative of any and all other rights that Agent and the Banks may ever have against such Guarantor. The exercise by Agent and the Banks of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise (after expiration of any applicable grace or cure period afforded to Borrower in writing, if any), the Guarantors shall, jointly and severally, promptly pay the amount due thereon to Agent and the Banks, without notice or demand, in lawful currency of the United States of America, and it shall not be necessary for Agent or any Bank, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall

GUARANTY AGREEMENT - Page 2
ever have been given to secure such Guaranteed Indebtedness. In the event such payment is made by a Guarantor, then such Guarantor shall be subrogated to the rights then held by Agent and any Bank with respect to the Guaranteed Indebtedness to the extent to which the Guaranteed Indebtedness was discharged by such Guarantor and, in addition, upon payment by such Guarantor of any sums to Agent and any Bank hereunder, all rights of such Guarantor against Borrower, any other guarantor or any Collateral arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of the Guaranteed Indebtedness.

         6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by the Guarantors hereunder forthwith on demand by Agent or any Bank to the extent permitted by applicable law.

         7. Each Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Agent or any Bank to Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Agent or any Bank to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Agent or any Bank is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Agent or any Bank is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Agent or any Bank to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any Guarantor (other than payment of the Guaranteed Indebtedness).

GUARANTY AGREEMENT - Page 3

         8. Each Guarantor represents and warrants to Agent and the Banks as follows:

                  (a) All representations and warranties in the Credit Agreement relating to it are true and correct as of the date hereof and on each date the representations and warranties hereunder are restated pursuant to any of the Loan Documents with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date or to the extent that a fact, event or circumstance has occurred that makes such representation or warranty untrue but which is not prohibited to occur or exist (or which does not cause an Event of Default) under the Loan Documents.

                  (b) It has, independently and without reliance upon Agent or any Bank and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into the Loan Documents to which it is a party.

                  (c) It has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and it is not relying upon Agent or any Bank to provide (and neither the Agent nor any Bank shall have any duty to provide) any such information to it either now or in the future.

                  (d) The value of the consideration received and to be received by each Guarantor as a result of Borrower's and the Banks' entering into the Credit Agreement and each Guarantor's executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of each Guarantor hereunder, and such liability and obligation and the Credit Agreement have benefitted and may reasonably be expected to benefit each Guarantor directly or indirectly.

         9. Each Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or any Bank has any commitment under the Credit Agreement, it will comply with all covenants set forth in the Credit Agreement specifically applicable to it.

         10. When an Event of Default exists, Agent and each Bank shall have the right to set-off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final, but excluding any account established by a Guarantor as a fiduciary for another party) or other sums at any time credited by or owing from Agent and the Banks to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Agent or any Bank shall have made any demand under this Guaranty Agreement. Each Bank agrees promptly to notify the Borrower (with a copy to the Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of Agent and the Banks hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Agent or any Bank may have.

         11. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness as herein provided. The Subordinated Indebtedness shall not be payable,

GUARANTY AGREEMENT - Page 4
and no payment of principal, interest or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Debtor (hereafter defined) or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash; except that prior to the occurrence and continuance of an Event of Default, a Guarantor shall have the right to receive payments on the Subordinated Indebtedness made in the ordinary course of business. After the occurrence and during the continuance of an Event of Default, no payments of principal or interest may be made or given, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash. If any sums shall be paid to a Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by such Guarantor for the benefit of Agent and the Banks and shall forthwith be paid to Agent without affecting the liability of any Guarantor under this Guaranty Agreement and may be applied by Agent against the Guaranteed Indebtedness in accordance with the Credit Agreement. Upon the request of Agent, a Guarantor shall execute, deliver, and endorse to Agent such documentation as Agent may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement and with respect to a Guarantor, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower or any Obligated Party other than such Guarantor (Borrower and such Obligated Parties herein the "Debtors") to such Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Guarantor.

                  (b) Each Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such Liens in favor of a Guarantor, Agent or any Bank presently exist or are hereafter created or attached. Without the prior written consent of Agent, no Guarantor shall (i) file suit against any Debtor or exercise or enforce any other creditor's right it may have against any Debtor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any obligations of any Debtor to such Guarantor or any Liens held by such Guarantor on assets of any Debtor.

                  (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Guaranteed Indebtedness has been paid in full in cash. Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in accordance with the Credit Agreement.

GUARANTY AGREEMENT - Page 5

                  (d) Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

         12. Except for modifications made pursuant to the execution and delivery of a Joinder Agreement (which needs to be signed only by the party thereto), no amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Agent and Required Banks except as otherwise provided in the Credit Agreement. No failure on the part of Agent or any Bank to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         13. To the extent permitted by law, any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of a Guarantor against Agent or any Bank shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

         14. This Guaranty Agreement is for the benefit of Agent and the Banks and their successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on each Guarantor, but on each Guarantor's successors and assigns.

         15. Each Guarantor recognizes that Agent and the Banks are relying upon this Guaranty Agreement and the undertakings of each Guarantor hereunder and under the other Loan Documents to which each is a party in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement and the other Loan Documents to which each Guarantor is a party is a material inducement to Agent and the Banks in entering into the Credit Agreement and continuing to extend credit thereunder. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement or any other Loan Document to which it is a party.

         16. Any notice or demand to any Guarantor under or in connection with this Guaranty Agreement or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor, care of Borrower in accordance with the notice provisions in the Credit Agreement.

         17. The Guarantors shall, jointly and severally, pay on demand all reasonable attorneys' fees and all other reasonable costs and expenses incurred by Agent and the Banks in connection with the administration, enforcement, or collection of this Guaranty Agreement.


GUARANTY AGREEMENT - Page 6

         18. Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

         19. The Credit Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and each Guarantor agrees that Agent and the Banks may exercise any and all rights granted to any of them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty Agreement.

         20. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF EACH GUARANTOR, AGENT AND THE BANKS WITH RESPECT TO EACH GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY AGREEMENT IS INTENDED BY EACH GUARANTOR, AGENT AND THE BANKS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING AMONG ANY GUARANTOR, AGENT AND THE BANKS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS AMONG ANY GUARANTOR, AGENT AND THE BANKS.

         21. This Guaranty Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.


GUARANTY AGREEMENT - Page 7

         EXECUTED as of the day and year first written above.

                            GUARANTORS:

                            TUFCO TECHNOLOGIES, INC.

                            By:
                                -----------------------------------
                            Name:
                                   --------------------------------
                            Title:
                                    -------------------------------

                            TUFCO TECH, INC.

                            By:
                                -----------------------------------
                            Name:
                                   --------------------------------
                            Title:
                                    -------------------------------

                            TECHNOLOGIES I, INC.

                            By:
                                -----------------------------------
                            Name:
                                   --------------------------------
                            Title:
                                    -------------------------------

                            TUFCO, INC.

                            By:
                                -----------------------------------
                            Name:
                                   --------------------------------
                            Title:
                                    -------------------------------

                            TFCO, INC.

                            By:
                                -----------------------------------
                            Name:
                                   --------------------------------
                            Title:
                                    -------------------------------

                            FOREMOST MANUFACTURING COMPANY, INC.

                            By:
                                -----------------------------------
                            Name:
                                   --------------------------------
                            Title:
                                    -------------------------------


GUARANTY AGREEMENT - Page 8

                                   EXHIBIT "D"
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT

                           Borrower Security Agreement







EXHIBIT "D", Cover Page

                               SECURITY AGREEMENT
                                   (Borrower)

         THIS SECURITY AGREEMENT (the "Agreement") dated as of August 28, 1998, is by and between TUFCO, L.P., a Delaware limited partnership (the "Debtor") and FIRST UNION NATIONAL BANK, as agent for the Banks, as that term is defined below (the "Secured Party").

                                R E C I T A L S:

         Debtor is entering into that certain Credit Agreement dated of even date herewith with Tufco Technologies, Inc., the lenders parties thereto (each individually a "Bank" and collectively, the "Banks"), and the Secured Party as agent for the Banks (such agreement as it may be amended or otherwise modified from time to time herein as the "Credit Agreement"). The execution and delivery of this Agreement is a condition to the Secured Party's and the Banks' entering into the Credit Agreement and making the extensions of credit thereunder.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party and Banks to make the Loans and issue the Letters of Credit under the Credit Agreement, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

                  "Account" means any "account," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
         (a) all rights of the Debtor to payment for goods sold or leased, services rendered or the license of Intellectual Property, whether or not earned by performance, (b) all accounts receivable of the Debtor,
         (c) all rights of the Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned or granted to or held by the Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation and resale, and (g) all rights to brokerage commissions.

                  "Chattel Paper" means any "chattel paper," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor.


SECURITY AGREEMENT (Borrower) - Page 1

                  "Collateral" has the meaning specified in Section 2.1 of this Agreement.

                  "Copyright License" means any written agreement now or hereafter in existence granting to the Debtor any right to use any Copyright including, without limitation, the agreements identified on
         Schedule 3.4.

                  "Copyrights" means all of the following: (a) all copyrights, works protectable by copyright, copyright registrations and copyright applications of the Debtor, including, without limitation, those identified on Schedule 3.4; (b) all renewals, extensions and modifications thereof; (c) all income, royalties, damages, profits and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present or future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by the Debtor.

                  "Copyright Security Agreement" means a security agreement in a form satisfactory to Secured Party pursuant to which the Debtor grants to the Secured Party, for the benefit of the Banks, a first priority security interest in the Copyrights and the Copyright Licenses for purposes of recording such security interest with any copyright office of a Governmental Authority, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Deposit Accounts" means any and all deposit accounts or other bank accounts now owned or hereafter acquired or opened by the Debtor, and any account which is a replacement or substitute for any of such accounts including, without limitation, those deposit accounts identified on Schedule 3.2.

                  "Document" means any "document," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and all receipts covering, evidencing or representing goods now owned or hereafter acquired by the Debtor.

                  "Equipment" means any "equipment," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all machinery, furniture, trailers, rolling stock, vessels, aircraft and vehicles now owned or hereafter acquired by the Debtor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "Financial Assets" means any "financial asset," as such term is defined in Article or Chapter 8 of the UCC.


SECURITY AGREEMENT (Borrower) - Page 2

                  "Fixtures" means all of the following now owned or hereafter acquired by Debtor: plant fixtures; business fixtures; other fixtures and storage office facilities, wherever located; and all additions and accessions thereto and replacements therefor.

                  "General Intangibles" means any "general intangibles," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's Intellectual Property together with all of the Debtor's trade secrets, proprietary information, customer lists, designs and inventions; (b) all of the Debtor's books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes and all rights of the Debtor to retrieve data and other information from third parties; (c) all of the Debtor's contract rights, which include, without limitation, the following: (i) all rights of the Debtor to receive moneys due and to become due under or pursuant to such agreements, (ii) all rights of the Debtor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to such agreements, (iii) all claims of the Debtor for damages arising out of or for breach of or default under such agreements, and
         (iv) all rights of the Debtor to terminate such agreements, to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder, (d) all of Debtor's partnership interests, joint venture interests, and certificates of deposit; (e) all rights of the Debtor to payment under letters of credit and similar agreements;
         (f) all tax refunds and tax refund claims of the Debtor; (g) all choses in action and causes of action of the Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor; (h) all rights and claims of the Debtor under warranties and indemnities; and (i) all rights of the Debtor under any insurance, surety or similar contract or arrangement.

                  "Instrument" means any "instrument," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange and trade acceptances of the Debtor, whether now owned or hereafter acquired.

                  "Intellectual Property" means the Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses.

                  "Inventory" means any "inventory," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
         (a) all goods and other personal property of the Debtor that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies and materials of the Debtor; (c) all wrapping, packaging, advertising and shipping materials of the Debtor; (d) all goods that have been returned to, repossessed by or stopped in transit by the Debtor; and
         (e) all Documents evidencing any of the foregoing.

SECURITY AGREEMENT (Borrower) - Page 3

                  "Investment Property" means any "investment property" as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) any security, whether certificated or uncertificated; (b) any security entitlement; (c) any securities account (including, without limitation, those described on Schedule 3.2); (d) any commodity contract; and (e) any commodity account (including, without limitation, those identified on Schedule 3.2).

                  "Patent License" means any written agreement now or hereafter in existence granting to the Debtor any right to use any invention on which a Patent is in existence, including, without limitation, the agreements identified on Schedule 3.4.

                  "Patents" means all of the following: (a) all patents, patent applications and patentable inventions of the Debtor, including without limitation, those identified on Schedule 3.4, and all of the inventions and improvements described and claimed therein; (b) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part or reissues of any of the foregoing; (c) all income, royalties, profits, damages, awards and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by the Debtor.

                  "Patent Security Agreement" means a security agreement in a form satisfactory to Secured Party pursuant to which the Debtor grants to the Secured Party, for the benefit of the Banks, a first priority security interest in the Patents and the Patent Licenses for purposes of recording such security interest with any patent office of a Governmental Authority, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Pledged Collateral" means the Pledged Shares and the Instruments evidencing the obligations of Debtor's subsidiaries to Debtor described in Section 2.1(c).

                  "Pledged Shares" means the shares of capital stock or other equity, partnership or membership interests identified on Schedule 1.1 attached hereto or on Schedule 1 to an amendment to this Agreement in the form of Exhibit A hereto.

                  "Proceeds" means any "proceeds," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for

SECURITY AGREEMENT (Borrower) - Page 4
         or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Trademark License" means any written agreement now or hereafter in existence granting to the Debtor any right to use any Trademark, including, without limitation, the agreements identified on
         Schedule 3.4.

                  "Trademarks" means all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing appear, all registrations and recordings thereof and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including, without limitation, those identified in Schedule 3.4; (b) all reissues, extensions and renewals thereof; (c) all income, royalties, damages and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by the Debtor.

                  "Trademark Security Agreement" means a security agreement in a form satisfactory to Secured Party which the Debtor grants to the Secured Party, for the benefit of the Banks, a first priority security interest in the Trademarks and the Trademark Licenses for purposes of recording such security interest with the trademark office of any Governmental Authority, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "UCC" means the Uniform Commercial Code as in effect in the State of Texas provided, that if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or nonperfection.

         Section 1.2 Other Definitional Provisions. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. References to "Sections," "subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations

SECURITY AGREEMENT (Borrower) - Page 5
shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.

                                    ARTICLE 2

                                Security Interest

         Section 2.1 Security Interest. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), the Debtor hereby pledges and assigns to the Secured Party, and grants to the Secured Party a continuing lien on and security interest in, all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

         (a)      all Accounts;

         (b)      all Chattel Paper;

         (c) all Instruments, including, without limitation, or in addition, all instruments evidencing indebtedness from time to time owed to the Debtor by the Subsidiaries of the Debtor, and all interest, cash and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such indebtedness;

         (d)      all General Intangibles;

         (e)      all Documents;

         (f)      all Equipment;

         (g)      all Fixtures;

         (h)      all Inventory;

         (i) all Financial Assets and Investment Property, including, without limitation or in addition, the following:

                  (1) all the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, Instruments and other property from time to time

SECURITY AGREEMENT (Borrower) - Page 6
                           received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares;

                  (2) all additional shares of stock of the Subsidiaries of Debtor from time to time owned or acquired by the Debtor in any manner, and all dividends, cash, Instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such shares; and

         (j) all Deposit Accounts of the Debtor and all funds, certificates, Documents, Instruments, checks, drafts, wire transfer receipts and other earnings, profits or other Proceeds from time to time representing, evidencing, deposited into or held in the Deposit Accounts; and

         (k) all products and Proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) through (j).

         Section 2.2 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) the Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under such documentation, (c) the Secured Party shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement, and (d) the Secured Party shall not be obligated to perform any of the obligations of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                    ARTICLE 3

                         Representations and Warranties

         To induce the Secured Party and the Banks to enter into this Agreement and the Credit Agreement, the Debtor represents and warrants to the Secured Party and the Banks that:

         Section 3.1 Location of Equipment, Fixtures and Inventory; Third Parties in Possession. All of the Equipment, Fixtures and Inventory are located at the places specified in Schedule 3.1. Schedule 3.1 correctly identifies the landlords or mortgagees, if any, of each location identified in Schedule 3.1. Except for the Persons identified on Schedule 3.2, no Person other than Debtor and Secured Party has possession of any of the Collateral. None of the Collateral other than the Pledged Stock has been located in any location within the past four months other than as set forth on Schedule 3.1.


SECURITY AGREEMENT (Borrower) - Page 7

         Section 3.2 Deposit, Commodity and Securities Accounts. Schedule 3.2 correctly identifies all deposit, commodity and securities accounts owned by Debtor and the institutions holding such accounts. No Person other than Debtor has control over any Investment Property.

         Section 3.3 Office Locations; Fictitious Names; Tax I.D. Number. The principal place of business and the chief executive office of Debtor is identified on Schedule 3.1. Schedule 3.1 also sets forth all other places where Debtor keeps its books and records and all other locations where Debtor has a place of business. Debtor does not do business and has not done business during the past five years under any trade-name or fictitious business name except as disclosed on Schedule 3.3. Debtor's United States Federal Income Tax I.D. Number is identified on Schedule 3.3.

         Section 3.4 Delivery of Collateral. Except as provided by Section 4.2, Debtor has delivered to Secured Party all Collateral the possession of which is necessary to perfect the security interest of Secured Party therein. All certificates of title evidencing Equipment have been delivered to Secured Party to the extent required by Section 10.10 of the Credit Agreement.

         Section 3.5 Intellectual Property. All Intellectual Property of the Debtor that is registered with or for which an application for registration has been filed with any Governmental Authority is identified on Schedules 3.4, and such information is true, correct and complete.

                                    ARTICLE 4

                                    Covenants

         The Debtor covenants and agrees with the Secured Party that until the Obligations are paid and performed in full, all Revolving Commitments of the Secured Party and the Banks to the Debtor have expired or have been terminated and no Letter of Credit remains outstanding:

         Section 4.1 Accounts. The Debtor shall, in accordance with its customary business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Secured Party, the Debtor shall not, except in the ordinary course of business and in no event when an Event of Default exists, (a) grant any extension of time for any payment with respect to any of the Accounts beyond 120 days after such payment's due date, (b) compromise, compound, or settle any of the Accounts for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment of any of the Accounts, (d) allow any credit or discount for payment with respect to any Account other than trade or other customary discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account unless the Account has been paid.

         Section 4.2 Further Assurances; Exceptions to Perfection. At any time and from time to time, upon the request of the Secured Party, and at the sole expense of the Debtor, the Debtor shall, subject to the exceptions to the creation, perfection and/or protection of Liens permitted by

SECURITY AGREEMENT (Borrower) - Page 8

Section 10.10 of the Credit Agreement, promptly execute and deliver all such further agreements, documents and instruments and take such further action as the Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, the Debtor shall, upon reasonable request by the Secured Party, but subject to the exceptions to the creation, perfection and/or protection of liens permitted by Section 10.10 of the Credit Agreement, (a) execute and deliver to the Secured Party such financing statements as the Secured Party may from time to time require; (b) take such action after a Default as the Secured Party may request to permit the Secured Party to have control over any Investment Property or any Deposit Account; (c) deliver to the Secured Party all Collateral the possession of which is necessary to perfect the security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; except that, prior to the occurrence of a Default, a Debtor may: (i) retain for collection in the ordinary course of business checks representing Proceeds of Accounts received in the ordinary course of business; (ii) retain any letters of credit received in the ordinary course of business; (iii) retain and utilize in the ordinary course of business all dividends and interest paid in respect to any of the Pledged Collateral or any other Investment Property; and (iv) retain any Documents received and further negotiated in the ordinary course of business; (d) deliver any and all certificates of title, applications for title or similar evidence of ownership of Equipment and cause Secured Party to be named as lienholder thereon; and (e) execute and deliver to the Secured Party such other agreements, documents and instruments as the Secured Party may reasonably require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Loan Documents.

         Section 4.3 Third Parties in Possession of Collateral. Except as otherwise permitted by Section 10.10 of the Credit Agreement, Debtor shall not permit any third Person (including any warehouseman, bailee, agent, consignee or processor) to hold any Collateral, unless Debtor shall: (i) notify such third Person of the security interests created hereby; (ii) instruct such Person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions; and (iii) take all other actions the Secured Party reasonably deems necessary to perfect and protect its and the Debtor's interests in such Collateral pursuant to the requirements of the UCC of the applicable jurisdiction where the warehouseman, bailee, consignee, agent, processor or other third Person is located (including the filing of a financing statement in the proper jurisdiction naming the applicable third Person as debtor and the Debtor as secured party and notifying the third Person's secured lenders of the Debtor's interest in such Collateral before the third Person receives possession of the Collateral in question).

         Section 4.4 Corporate Changes. The Debtor shall not change its name, identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading, and shall not change its United States Federal Tax I.D. Number unless the Debtor shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Secured Party to protect its Liens with the perfection and priority thereof required by the Loan Documents.


SECURITY AGREEMENT (Borrower) - Page 9

The Debtor shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to cause its security interest in the Collateral to be perfected with the priority required by the Loan Documents.

         Section 4.5 Equipment, Fixtures and Inventory. The Debtor shall keep the Equipment, Fixtures and Inventory at (or in transit to) any of the locations specified on Schedule 3.1 hereto or, upon thirty (30) days prior written notice to the Secured Party, at such other places within the United States of America where all action required to perfect the Secured Party's security interest in such Collateral with the priority required by the Loan Documents shall have been taken.

         Section 4.6 Warehouse Receipts Non-Negotiable. The Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any portion of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7.104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to the Secured Party.

         Section 4.7 Voting Rights; Distributions, Etc. So long as no Event of Default shall have occurred and be continuing, the Debtor shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers and notifications) pertaining to any of the Pledged Collateral or any other Investment Property; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken without the prior written consent of the Secured Party which would be inconsistent with or violate any provision of this Agreement or any other Loan Document.

         Section 4.8 Transfers and Other Liens; Additional Investments. Except as is not prohibited by the terms of the Credit Agreement or this Agreement, the Debtor agrees that it will (i) cause each issuer of any of the Collateral not to issue any shares of stock, notes or other securities or instruments in addition to or in substitution for any of the Collateral, (ii) pledge hereunder, immediately upon its acquisition thereof, any and all such shares of stock, membership interests, notes or instruments, and (iii) promptly, (and in any event within 3 Business Days) deliver to the Secured Party an amendment hereto, duly executed by the Debtor, in substantially the form of Exhibit A hereto (an "Amendment"), in respect of such shares of stock, membership interests, notes or instruments, together with all certificates, notes or other instruments representing or evidencing the same. The Debtor hereby (i) authorizes the Secured Party to attach each Amendment to this Agreement, and (ii) agrees that all such shares of stock, membership interests, notes or instruments listed on any Amendment delivered to the Secured Party shall for all purposes hereunder constitute Pledged Collateral.

         Section 4.9 Intellectual Property Covenants. If, before the Obligations are paid in full, Debtor obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property, Debtor shall give to Secured Party prompt written notice thereof, and shall execute and deliver, in form and substance satisfactory to Secured Party, a Copyright


SECURITY AGREEMENT (Borrower) - Page 10

Security Agreement, Patent Security Agreement or Trademark Security Agreement, as applicable, describing any such new Intellectual Property. Debtor shall: (a) prosecute diligently any copyright, patent, or trademark application at any time pending which is necessary for the conduct of Debtor's business; (b) make application on all new copyrights, patents and trademarks as reasonably deemed appropriate by Debtor; (c) preserve and maintain all rights in the Intellectual Property that are necessary for the conduct of Debtor's business; and (d) upon and after the occurrence and during the continuance of an Event of Default, use its reasonable efforts to obtain any consents, waivers or agreements necessary to enable Secured Party to exercise its remedies with respect to the Intellectual Property. Debtor shall not abandon any pending copyright, patent or trademark application, or Copyright, Patent, Trademark or any other Intellectual Property which is necessary for the conduct of Debtor's business without the prior written consent of Secured Party.

         Section 4.10 Deposit, Commodity and Security Accounts. Debtor shall not open any new deposit, commodity or security account or otherwise utilize any such account other than the accounts identified on Schedule 3.2 unless Debtor shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to cause its security interest therein to be perfected with priority required by the Loan Documents. Prior to the occurrence and continuance of a Default, the Debtor may make purchases and sales of Investment Property and Financial Assets in accordance with the restrictions on investment set out in the Credit Agreement. After the occurrence and during the continuance of an Event of Default the Debtor shall not be authorized to make purchases and sales of the Investment Property or Financial Assets and Debtor shall take such steps as Secured Party may reasonably request to give Secured Party control over all Investment Property and Financial Assets. Debtor will not give any party control over any Investment Property or Financial Assets.

                                    ARTICLE 5

                           Rights of the Secured Party

         Section 5.1 POWER OF ATTORNEY. THE DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE SECURED PARTY AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF THE DEBTOR OR IN ITS OWN NAME, TO TAKE, WHEN A DEFAULT EXISTS, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH THE SECURED PARTY AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FORE GOING, THE DEBTOR HEREBY GIVES THE SECURED PARTY THE POWER AND RIGHT ON BEHALF OF THE DEBTOR AND IN ITS OWN NAME TO DO ANY OF THE FOLLOWING WHEN A DEFAULT EXISTS, WITH NOTICE TO DEBTOR BUT WITHOUT THE CONSENT OF THE DEBTOR:


SECURITY AGREEMENT (Borrower) - Page 11

                         (i) to demand, sue for, collect or receive, in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

                        (ii) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

                       (iii) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Secured Party and to receive, open, and dispose of mail addressed to the Debtor;

                        (iv) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct (Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by the Debtor while an Event of Default exists, the Debtor shall promptly deliver such Proceeds to the Secured Party with any necessary endorsements, and until such Proceeds are delivered to the Secured Party, such Proceeds shall be held in trust by the Debtor for the benefit of the Secured Party and shall not be commingled with any other funds or property of the Debtor); (B) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral;
         (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as the Secured Party may determine; (H) to add or release any guarantor, indorser, surety or other party to any of the Collateral; (I) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (J) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Intellectual Property (subject to the rights of third parties under pre-existing licenses); (K) to endorse the Debtor's name on all applications, documents, papers and instruments necessary or desirable in order for the Secured Party to use any of the Intellectual Property; (L) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral


SECURITY AGREEMENT (Borrower) - Page 12

         (including claims under any policy of insurance); and (M) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Secured Party's security interest therein.

         THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH SECTION 7.11. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Secured Party nor any Person designated by the Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct. This power of attorney is conferred on the Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

         Section 5.2 Assignment by the Secured Party. The Secured Party and each Bank may at any time assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, the Credit Agreement, and such Person shall thereupon become vested with all the benefits thereof granted to the Secured Party and the Banks, respectively, herein or otherwise.

         Section 5.3 Possession; Reasonable Care. The Secured Party may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of the Secured Party, of any or all of the Collateral that the Secured Party has a right to possess. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.


SECURITY AGREEMENT (Borrower) - Page 13

                                    ARTICLE 6

                                     Default

         Section 6.1 Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party shall have the following rights and remedies:

                         (i) In addition to all other rights and remedies granted to the Secured Party in this Agreement or in any other Loan Document or by applicable law, the Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Secured Party may (A) without demand or notice to the Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable or otherwise as may be permitted by law. The Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Secured Party, the Debtor shall assemble the Collateral and make it available to the Secured Party at any place designated by the Secured Party that is reasonably convenient to the Debtor and the Secured Party. The Debtor agrees that the Secured Party shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale or the like, and all reasonable attorneys' fees, legal expenses and other costs and expenses incurred by the Secured Party in connection with the collection of the Obligations and the enforcement of the Secured Party's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. The Secured Party may apply the Collateral against the Obligations as provided in the Credit Agreement. The Debtor waives all rights of marshalling, valuation and appraisal in respect of the Collateral. Any cash held by the Secured Party


SECURITY AGREEMENT (Borrower) - Page 14
         as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by the Secured Party against, the Obligations in the order permitted by the Credit Agreement. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Secured Party and remaining after payment in full of all the Obligations shall be promptly paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that the Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                        (ii) The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

                       (iii) The Secured Party may exercise any and all rights and remedies of the Debtor under or in respect of the Collateral, including, without limitation, any and all rights of the Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral. Debtor shall execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this clause (iii) and to receive the dividends, interest and other distributions which it is entitled to receive hereunder.

                        (iv) The Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                         (v) On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

                        (vi) For purposes of enabling the Secured Party to exercise its rights and remedies under this Section 6.1 and enabling the Secured Party and its successors and assigns to enjoy the full benefits of the Collateral in each case as the Secured Party shall be entitled to exercise its rights and remedies under this Section 6.1, the Debtor hereby grants to the Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, assign, license or sublicense any of the Intellectual Property, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer


SECURITY AGREEMENT (Borrower) - Page 15
         programs used for the completion or printout thereof and further including in such license such rights of quality control and inspection as are reasonably necessary to prevent the Trademarks included in such license from claims of invalidation. This license shall also inure to the benefit of all successors, assigns and transferees of the Secured Party.

         Section 6.2 Private Sales. The Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act of 1933, as amended from time to time (the "Securities Act") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither the Secured Party nor the Banks shall be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so. The Debtor further agrees to do or cause to be done, to the extent that the Debtor may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Debtor's expense.

                                    ARTICLE 7

                                  Miscellaneous

         Section 7.1 No Waiver; Cumulative Remedies. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and respective successors and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Banks and Secured Party may not appoint a successor Secured Party except in accordance with the Credit Agreement.



SECURITY AGREEMENT (Borrower) - Page 16

         SECTION 7.3 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto and the Required Banks.

         Section 7.4 Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement.

         Section 7.5 Governing Law. This agreement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

         Section 7.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations and warranties or the right of the Secured Party to rely upon them.

         Section 7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         Section 7.9 Waiver of Bond. In the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.10 Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


SECURITY AGREEMENT (Borrower) - Page 17

         Section 7.11 Termination. If all of the Obligations shall have been paid and performed in full, all Commitments of the Secured Party and the Banks to the Debtor shall have expired or terminated and no Letters of Credit shall remain outstanding, the Secured Party shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.



SECURITY AGREEMENT (Borrower) - Page 18

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                DEBTOR:

                                TUFCO, L.P.

                                By: Tufco Tech, Inc.,
                                    its general partner

                                    By:
                                       -----------------------------
                                    Name:
                                         ---------------------------
                                    Title:
                                          --------------------------

                                SECURED PARTY:


                                FIRST UNION NATIONAL BANK,
                                as Agent for the Banks


                                By:
                                   ---------------------------------
                                Name: Paul W. Turko
                                Title: Vice President



SECURITY AGREEMENT (Borrower) - Page 19

                                  Schedule 1.1
                                       TO
                               SECURITY AGREEMENT

                                 Pledged Shares


                                              Description of Each
                            State of           Class and Series                             Number of
Name                      Incorporation         (If Applicable)         Par Value          Issued Shares       Certificate No.
----                      -------------       --------------------      ---------          -------------       ---------------





                                                     None



Schedule 1.1, Solo Page

                                  SCHEDULE 3.1
                                       TO
                               SECURITY AGREEMENT

                                    Locations


                         I. Principal Place of Business

Address                                   Landlord/Mortgagee
-------                                   ------------------
4750 Simonton Rd.                         Crow-Simonton Limited
Dallas, Texas  75244                      (Trammell Crow)
Dallas County

                               II. Other Locations

Address                                   Landlord/Mortgagee
-------                                   ------------------
3161 South Ridge Rd.                      No Mortgage
Green Bay, WI  54304
Brown County

1055 Parkview Street                      Bero, Garland, Gephardt & McClure
Ashwaubenon, WI
Brown County

1205 Burris Road                          No Mortgage
Newton, NC  28658
Catawba County

RR 5, Box 471                             Synthetic Lease with Asset
Manning, SC  29102                        Holdings Corp. as landlord
Clarendon County

119 Cedar Street                          No Mortgage
Manning, SC  29102
Clarendon County

3763 Forest Park Blvd.                    Eleven Eleven Partnership
St. Louis, MO  63108
St. Louis County




Schedule 3.1, Page 1

Warehouse Locations
-------------------

1080 Catalyn Street
Schenectady, NY
Schenectady County

1207 EFI Drive
Springdale, AR 72764
Washington County

457 Highlandia Drive
Baton Rouge, LA 70810
East Baton Rouge, Parish

72 Sharp
Hingham, MA 02043
Plymouth County

9303 W. Jefferson
Detroit, MI 48289
Wayne County

4100 Henry Ford II Avenue, S.W.
Atlanta, GA 30354
Fulton County

6106 Grade Lane
Louisville, KY 40223
Jefferson County

5050 Great Oak Drive
Lakeland, FL 33801
Polk County

3905 NW 132nd Street
Miami, FL 33054
Dade County

600 30th Avenue, NE
Minneapolis, MN 55418
Hennpin County

1897 Craig Road
St. Louis, MO 63146
St. Louis County



Schedule 3.1, Page 2

70 W.E.H. Crump
Memphis, TN
Hall County

30 Pulaski Street
Bayonne, NJ 07002
Hudson County

22 Stanley Street
Nashville, TN 32710
Davidson County

204-A Carleton Avenue
Orange, CA 92667
Santa Ana County

4739 W. Jefferson St.
Phoenix, AZ 85043
Maricopa County

3900 Beaufort
Detroit, MI
Wayne County

19005 64th Avenue, S
Kent, WA 96032
King County

345 Swift Avenue
San Francisco, CA 94808
San Francisco County



Schedule 3.1, Page 3

                                  SCHEDULE 3.2
                                       TO
                               SECURITY AGREEMENT

                    Deposit, Commodity and Security Accounts


Bank Name                     Account Name                  Account Number                Purpose of Account
---------                     ------------                  --------------                ------------------
Bank of Clarendon,            Tufco, L.P.                   830018990
Manning, South
Carolina

Bank of Granite,              Tufco, L.P.                   1609327
Newton, North
Carolina

Bank One                      Tufco, L.P.                   676277542                     Concentration
                                                                                          Account

Bank One                      Tufco, L.P.                   030008445                     Green Bay
                                                                                          Disbursement
                                                                                          Account

Bank One                      Tufco, L.P.                   030008461                     Newton
                                                                                          Disbursement
                                                                                          Account

Bank One                      Tufco, L.P.                   030008453                     Dallas Disbursement
                                                                                          Account

Bank One                      Tufco, L.P.                   676275523                     Employee Benefits
                                                                                          Account

Bank One                      Tufco, L.P.                   676252568                     Green Bay Payroll
                                                                                          Account

Bank One                      Tufco, L.P.                   020813261                     Cafeteria Plan
                                                                                          Clearing Account

Bank One                      Tufco, L.P.                   1822146682                    Newton Lockbox
                                                                                          Account

Bank One                      Tufco, L.P.                   1822146674                    Dallas Lockbox
                                                                                          Account

Bank One                      Tufco Industries,             3808228208                    Money Market
                              Inc.




Schedule 3.2, Page 1

Bank One                      Tufco Industries of           3808236307                    Money Market
                              South Carolina, Inc.

Bank of Granite,              Hamco Industries,             1061032
Newton, North                 Inc.
Carolina

Bank One                      South Carolina IRB            615346202                     Loan Payment re
                                                                                          IRB

George Mason Bank,            Hamco Industries,             40916
Chantilly, Virginia           Inc.




Schedule 3.2, Page 2

                                  SCHEDULE 3.3
                                       TO
                               SECURITY AGREEMENT

                     Trade and Other Names; Tax I.D. Number

Trade and Other Names:

         Hamco Industries
         Tufco Division Limited Partnership



United States Federal Income Tax I.D. Number:

         75-2690363




Schedule 3.3, Solo Page

                                  SCHEDULE 3.4
                                       TO
                               SECURITY AGREEMENT

                              Intellectual Property



                        COPYRIGHTS AND COPYRIGHT LICENSES
                                      None



                           PATENTS AND PATENT LICENSES
                                      None

=================================================================================================================================

                                   TRADEMARKS
=================================================================================================================================
                               Country
                                 of                                  Application or     Filing     Expiration
   Owner of Record           Registration         Trademark          Registration No.    Date         Date             Goods
=================================================================================================================================
Tufco, L.P.,                    U.S.         HAMCO (stylized letters)   1,703,259        7/28/92               papers and ink for
d/b/a Hamco Industries                                                                                         business machines
---------------------------------------------------------------------------------------------------------------------------------
Tufco, L.P.,                    U.S.         HAMCO (and design)         1,375,847       12/17/85               business machine
d/b/a Hamco Industries                                                                                         paper
=================================================================================================================================





                               TRADEMARK LICENSES
                                      None



Schedule 3.4, Intellectual Property, Solo Page

                                    EXHIBIT A
                                       TO
                               SECURITY AGREEMENT

                                FORM OF AMENDMENT

         This Amendment, dated _______________, 19___, is delivered pursuant to
Section 4.8 of the Security Agreement (as herein defined) referred to below. The undersigned hereby agrees that this Amendment may be attached to the Security Agreement dated as of August 28, 1998, between the undersigned and First Union National Bank, as agent for the ratable benefit of the Banks referred to therein (the "Security Agreement"), and that the shares of stock, membership interests, notes or other instruments listed on Schedule 1 annexed hereto shall be and become part of the Collateral referred to in the Security Agreement and shall secure payment and performance of all Obligations as provided in the Security Agreement.

         Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Security Agreement.

                                        TUFCO, L.P.

                                        By:  Tufco Tech, Inc.,
                                             its general partner

                                             By:
                                                ----------------------------
                                             Name:
                                                  --------------------------
                                             Title:
                                                   -------------------------




Form of Amendment - Page 1

                                   Schedule 1
                                       to
                          Security Agreement Amendment



                                                Stock                                 Number            Percentage of
Stock Issuer         Class of Stock       Certificate No(s).       Par Value        of Shares        Outstanding Shares
------------         --------------       ------------------       ---------        ---------        ------------------



Schedule 1 to Security Agreement Amendment, Solo Page

                                   EXHIBIT "E"
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT

                          Guarantor Security Agreement




EXHIBIT "E", Cover Page

                          GUARANTOR SECURITY AGREEMENT

         THIS GUARANTOR SECURITY AGREEMENT (the "Agreement") dated as of August 28, 1998, is by and among the undersigned, any party who may become a party hereto pursuant to the execution and delivery of a Joinder Agreement (each a"Debtor" and collectively the "Debtors") and FIRST UNION NATIONAL BANK (the "Secured Party"), as agent for the Banks, as that term is defined below.

                                R E C I T A L S:

         TUFCO, L.P. is entering into that certain Credit Agreement dated of even date herewith with Tufco Technology, Inc., the banks party thereto (each individually a "Bank" and collectively, the "Banks") and the Secured Party, as agent for the Banks (such agreement, as it may be amended or otherwise modified from time to time, herein the "Credit Agreement"). The execution and delivery of this Agreement is a condition to the Secured Party's and the Banks' entering into the Credit Agreement and making the extensions of credit thereunder.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party and the Banks to make the Loans and issue the Letters of Credit under the Credit Agreement, the parties hereto hereby agree as follows:


                                    ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. As used in this Agreement, and with respect to each Debtor, the following terms have the following meanings:

                  "Account" means any "account," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
         (a) all rights of the Debtor to payment for goods sold or leased, services rendered or the license of Intellectual Property, whether or not earned by performance, (b) all accounts receivable of the Debtor,
         (c) all rights of the Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned or granted to or held by the Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation and resale; and (g) all rights to brokerage commissions.


Guarantor Security Agreement, Page 1

                  "Chattel Paper" means any "chattel paper," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor.

                  "Collateral" has the meaning specified in Section 2.1 of this Agreement.

                  "Copyright License" means any written agreement now or hereafter in existence granting to the Debtor any right to use any Copyright including, without limitation, the agreements identified on
         Schedule 3.4.

                  "Copyrights" means all of the following: (a) all copyrights, works protectable by copyright, copyright registrations and copyright applications of the Debtor, including, without limitation, those identified on Schedule 3.4; (b) all renewals, extensions and modifications thereof; (c) all income, royalties, damages, profits and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present or future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by the Debtor.

                  "Copyright Security Agreement" means a security agreement in a form satisfactory to Secured Party pursuant to which the Debtor grants to the Secured Party, for the benefit of the Banks, a first priority security interest in the Copyrights and the Copyright Licenses for purposes of recording such security interest with any copyright office of a Governmental Authority, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

                  "Deposit Accounts" means any and all deposit accounts or other bank accounts now owned or hereafter acquired or opened by the Debtor, and any account which is a replacement or substitute for any of such accounts including, without limitation, those deposit accounts identified on Schedule 3.2.

                  "Document" means any "document," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and all receipts covering, evidencing or representing goods now owned or hereafter acquired by the Debtor.

                  "Equipment" means any "equipment," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all machinery, furniture, trailers, rolling stock, vessels, aircraft and vehicles now owned or hereafter acquired by the Debtor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.


Guarantor Security Agreement, Page 2

                  "Financial Assets" means any "financial asset," as such term is defined in Article or Chapter 8 of the UCC.

                  "Fixtures" means all of the following now owned or hereafter acquired by the Debtor: plant fixtures; business fixtures; other fixtures and storage office facilities, wherever located; and all additions and accessions thereto and replacements therefor.

                  "General Intangibles" means any "general intangibles," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's Intellectual Property together with all of the Debtor's trade secrets, proprietary information, customer lists, designs and inventions; (b) all of the Debtor's books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes and all rights of the Debtor to retrieve data and other information from third parties; (c) all of the Debtor's contract rights, which include, without limitation, the following: (i) all rights of the Debtor to receive moneys due and to become due under or pursuant to such agreements, (ii) all rights of the Debtor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to such agreements, (iii) all claims of the Debtor for damages arising out of or for breach of or default under such agreements, and
         (iv) all rights of the Debtor to terminate such agreements, to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder, (d) all of Debtor's partnership interests, joint venture interests, and certificates of deposit; (e) all rights of the Debtor to payment under letters of credit and similar agreements;
         (f) all tax refunds and tax refund claims of the Debtor; (g) all choses in action and causes of action of the Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor; (h) all rights and claims of the Debtor under warranties and indemnities; and (i) all rights of the Debtor under any insurance, surety or similar contract or arrangement.

                  "Instrument" means any "instrument," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange and trade acceptances of the Debtor, whether now owned or hereafter acquired.

                  "Intellectual Property" means the Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses.

                  "Inventory" means any "inventory," as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor:
         (a) all goods and other personal property of the Debtor that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies and materials of the


Guarantor Security Agreement, Page 3

         Debtor; (c) all wrapping, packaging, advertising and shipping materials of the Debtor; (d) all goods that have been returned to, repossessed by or stopped in transit by the Debtor; and (e) all Documents evidencing any of the foregoing.

                  "Investment Property" means any "investment property" as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) any security, whether certificated or uncertificated; (b) any security entitlement; (c) any securities account (including, without limitation, those described on Schedule 3.2); (d) any commodity contract; and (e) any commodity account (including, without limitation, those identified on Schedule 3.2).

                  "Obligations" means all "Obligations" as such term is defined in the Credit Agreement and, with respect to each Debtor, all present and future indebtedness, liabilities, and obligations of such Debtor to the Secured Party and the Banks arising under the Master Guaranty.

                  "Patent License" means any written agreement now or hereafter in existence granting to the Debtor any right to use any invention on which a Patent is in existence including, without limitation, the agreements identified on Schedule 3.4.

                  "Patents" means all of the following: (a) all patents, patent applications and patentable inventions of the Debtor, including without limitation, those identified on Schedule 3.4, and all of the inventions and improvements described and claimed therein; (b) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part or reissues of any of the foregoing; (c) all income, royalties, profits, damages, awards and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by the Debtor.

                  "Patent Security Agreement" means a security agreement in a form satisfactory to Secured Party pursuant to which the Debtor grants to the Secured Party, for the benefit of the Banks, a first priority security interest in the Patents and the Patent Licenses for purposes of recording such security interest with any patent office of a Governmental Authority, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "Pledged Collateral" means the Pledged Shares and the Instruments evidencing the obligations of Debtor's subsidiaries to Debtor described in Section 2.1(c).

                  "Pledged Shares" means, with respect to each Debtor, the shares of capital stock or other equity, partnership or membership interests identified for such Debtor on


Guarantor Security Agreement, Page 4

         Schedule 1.1 attached hereto or on Schedule 1 to an amendment to this Agreement in the form of Exhibit A hereto.

                  "Proceeds" means any "proceeds," as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Trademark License" means any written agreement now or hereafter in existence granting to the Debtor any right to use any Trademark, including, without limitation, the agreements identified on
         Schedule 3.4.

                  "Trademarks" means all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing appear, all registrations and recordings thereof and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including, without limitation, those identified in Schedule 3.4; (b) all reissues, extensions and renewals thereof; (c) all income, royalties, damages and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by the Debtor.

                  "Trademark Security Agreement" means a security agreement in a form satisfactory to Secured Party which the Debtor grants to the Secured Party, for the benefit of the Banks, a first priority security interest in the Trademarks and the Trademark Licenses for purposes of recording such security interest with the trademark office of any Governmental Authority, as such agreement may be amended, supplemented or otherwise modified from time to time.

                  "UCC" means the Uniform Commercial Code as in effect in the State of Texas provided, that if, by applicable law, the perfection or effect of perfection or non- perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction,


Guarantor Security Agreement, Page 5

         "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

         Section 1.2 Other Definitional Provisions. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. References to "Sections," "subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.

                                    ARTICLE 2

                                Security Interest

         Section 2.1 Security Interest. As collateral security for the prompt payment and performance in full when due of its Obligations (whether at stated maturity, by acceleration or otherwise), each Debtor hereby pledges and assigns to the Secured Party, and grants to the Secured Party a continuing lien on and security interest in, all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively with respect to the Debtor or all Debtors, as the context requires, the "Collateral"):


         (a)      all Accounts;

         (b)      all Chattel Paper;

         (c) all Instruments, including, without limitation, or in addition, all instruments evidencing indebtedness from time to time owed to the Debtor by the Subsidiaries of the Debtor, and all interest, cash and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such indebtedness;

         (d)      all General Intangibles;

         (e)      all Documents;


Guarantor Security Agreement, Page 6

         (f)      all Equipment;

         (g)      all Fixtures;

         (h)      all Inventory;

         (i) all Financial Assets and Investment Property, including, without limitation or in addition, the following:

                  (1) all the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, Instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares;

                  (2) all additional shares of stock of the Subsidiaries of the Debtor from time to time owned or acquired by the Debtor in any manner, and all dividends, cash, Instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such shares; and

         (j) all Deposit Accounts of the Debtor and all funds, certificates, Documents, Instruments, checks, drafts, wire transfer receipts and other earnings, profits or other Proceeds from time to time representing, evidencing, deposited into or held in the Deposit Accounts; and

         (k) all products and Proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) through (j).

         Section 2.2 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) each Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under such documentation, (c) the Secured Party shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement, and (d) the Secured Party shall not be obligated to perform any of the obligations of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                    ARTICLE 3

                         Representations and Warranties

         To induce the Secured Party and the Banks to enter into this Agreement and the Credit Agreement, each Debtor represents and warrants to the Secured Party and the Banks that:


Guarantor Security Agreement, Page 7

         Section 3.1 Location of Equipment, Fixtures and Inventory; Third Parties in Possession. All of its Equipment, Fixtures and Inventory are located at the places specified in Schedule 3.1 for the Debtor. Schedule 3.1 correctly identifies the landlords or mortgagees, if any, of each of such Debtor's locations identified in Schedule 3.1. Except for the Persons identified on
Schedule 3.2, no Person other than such Debtor and Secured Party has possession of any of the Collateral. None of such Debtor's Collateral other than the Pledged Stock has been located in any location within the past four months other than as set forth on Schedule 3.1 for the Debtor.

         Section 3.2 Deposit, Commodity and Securities Accounts. Schedule 3.2 correctly identifies all deposit, commodity and securities accounts owned by such Debtor and the institutions holding such accounts. No Person other than such Debtor has control over any Investment Property.

         Section 3.3 Office Locations; Fictitious Names; Tax I.D. Number. Its principal place of business and its chief executive office are located at the place identified for the Debtor on Schedule 3.1. Schedule 3.1 also sets forth all other places where such Debtor keeps its books and records and all other locations where such Debtor has a place of business. Such Debtor does not do business and has not done business during the past five years under any trade-name or fictitious business name except as disclosed on Schedule 3.3. Such Debtor's United States Federal Income Tax I.D. Number is identified on Schedule 3.3.

         Section 3.4 Delivery of Collateral. Except as provided by Section 4.2, it has delivered to Secured Party all Collateral the possession of which is necessary to perfect the security interest of Secured Party therein. All certificates of title evidencing such Debtor's Equipment have been delivered to Secured Party to the extent required by Section 10.10 of the Credit Agreement.

         Section 3.5 Intellectual Property. All of its Intellectual Property that is registered with or for which an application for registration has been filed with any Governmental Authority is identified on Schedule 3.4, and such information is true, correct and complete.

                                    ARTICLE 4

                                    Covenants

         Each Debtor covenants and agrees with the Secured Party that until its Obligations are paid and performed in full, all commitments of the Secured Party and the Banks under the Credit Agreement have expired or have been terminated and no Letter of Credit remains outstanding:

         Section 4.1 Accounts. It shall, in accordance with its customary business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Secured Party, it shall not, except in the ordinary course of business and in no event when an Event of Default exists, (a) grant any extension of time for any payment with respect to any


Guarantor Security Agreement, Page 8
of its Accounts beyond 120 days after such payment's due date, (b) compromise, compound, or settle any of its Accounts for less than the full amount thereof,
(c) release, in whole or in part, any Person liable for payment of any of its Accounts, (d) allow any credit or discount for payment with respect to any of its Accounts other than trade or other customary discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any of its Accounts unless the Account has been paid.

         Section 4.2 Further Assurances; Exceptions to Perfection. At any time and from time to time, upon the request of the Secured Party, and at its sole expense, it shall, promptly execute and deliver all such further agreements, documents and instruments and take such further action as the Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, it shall, upon reasonable request by the Secured Party, but subject to the exceptions to the creation, perfection and/or protection of Liens permitted by Section 10.10 of the Credit Agreement, (a) execute and deliver to the Secured Party such financing statements as the Secured Party may from time to time require; (b) take such action after a Default as the Secured Party may request to permit the Secured Party to have control over any Investment Property or any Deposit Account; (c) deliver to the Secured Party all Collateral the possession of which is necessary to perfect the security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; except that, prior to the occurrence of a Default, a Debtor may
(i) retain for collection in the ordinary course of business checks representing Proceeds of Accounts received in the ordinary course of business; (ii) retain any letters of credit received in the ordinary course of business; (iii) retain and utilize in the ordinary course of business all dividends and interest paid in respect to any of the Pledged Collateral or any other Investment Property; and (iv) retain any Documents received and further negotiated in the ordinary course of business; (d) deliver any and all certificates of title, applications for title or similar evidence of ownership of Equipment and cause Secured Party to be named as lienholder thereon; and (e) execute and deliver to the Secured Party such other agreements, documents and instruments as the Secured Party may reasonably require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Loan Documents.

         Section 4.3 Third Parties in Possession of Collateral. Except as otherwise permitted by Section 10.10 of the Credit Agreement, it shall not permit any third Person (including any warehouseman, bailee, agent, consignee or processor) to hold any Collateral, unless it shall: (i) notify such third Person of the security interests created hereby; (ii) instruct such Person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions; and (iii) take all other actions the Secured Party reasonably deems necessary to perfect and protect its and such Debtor's interests in such Collateral pursuant to the requirements of the UCC of the applicable jurisdiction where the warehouseman, bailee, consignee, agent, processor or other third Person is located (including the filing of a financing statement in the proper jurisdiction naming the applicable third Person as debtor and it as secured party and notifying the third Person's


Guarantor Security Agreement, Page 9
secured lenders of its interest in such Collateral before the third Person receives possession of the Collateral in question).

         Section 4.4 Corporate Changes. It shall not change its name, identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading, and it shall not change its United States Federal Tax I.D. Number unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Secured Party to protect the Secured Party's Liens with the perfection and priority thereof required by the Loan Documents. It shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to cause the Secured Party's security interest in the Collateral to be perfected with the priority required by the Loan Documents.

         Section 4.5 Equipment, Fixtures and Inventory. It shall keep its Equipment, Fixtures and Inventory at (or in transit to) any of its locations specified on Schedule 3.1 hereto or, upon thirty (30) days prior written notice to the Secured Party, at such other places within the United States of America where all action required to perfect the Secured Party's security interest in such Collateral with the priority required by the Loan Documents shall have been taken.

         Section 4.6 Warehouse Receipts Non-Negotiable. It agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any portion of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to the Secured Party.

         Section 4.7 Voting Rights; Distributions, Etc. So long as no Event of Default shall have occurred and be continuing, it shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers and notifications) pertaining to any of the Pledged Collateral or any other Investment Property; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken without the prior written consent of the Secured Party which would be inconsistent with or violate any provision of this Agreement or any other Loan Document.

         Section 4.8 Transfers and Other Liens; Additional Investments. Except as is not prohibited by the terms of the Credit Agreement or this Agreement, it agrees that it will (i) cause each issuer of any of the Collateral not to issue any shares of stock, notes or other securities or instruments in addition to or in substitution for any of the Collateral, (ii) pledge hereunder, immediately upon its acquisition thereof, any and all such shares of stock, membership interests, notes or instruments, and (iii) promptly, (and in any event within 3 Business Days) deliver to the Secured Party an amendment hereto, duly executed by it, in substantially the form of Exhibit A hereto (an "Amendment"), in respect of such shares of stock, membership interests, notes or instruments, together with all certificates, notes or other instruments representing or evidencing


Guarantor Security Agreement, Page 10
the same. Each Debtor hereby (i) authorizes the Secured Party to attach each Amendment to this Agreement, and (ii) agrees that all such shares of stock, membership interests, notes or instruments listed on any Amendment delivered to the Secured Party shall for all purposes hereunder constitute Pledged Collateral.

         Section 4.9 Intellectual Property Covenants. If, before the Obligations are paid in full, it obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property, it shall give to Secured Party prompt written notice thereof, and shall execute and deliver, in form and substance satisfactory to Secured Party, a Copyright Security Agreement, Patent Security Agreement or Trademark Security Agreement, as applicable, describing any such new Intellectual Property. It shall: (a) prosecute diligently any copyright, patent, trademark or license application at any time pending which is necessary for the conduct of its business; (b) make application on all new copyrights, patents and trademarks as it may reasonably deem appropriate; (c) preserve and maintain all rights in the Intellectual Property that is necessary for the conduct of its business; and (d) upon and after the occurrence and during the continuance of an Event of Default, use its reasonable efforts to obtain any consents, waivers or agreements necessary to enable Secured Party to exercise its remedies with respect to the Intellectual Property. It shall not abandon any pending copyright, patent or trademark application, or Copyright, Patent, Trademark or any other Intellectual Property which is necessary for the conduct of its business without the prior written consent of Secured Party.

         Section 4.10 Deposit, Commodity and Security Accounts. It shall not open any new deposit, commodity or security account or otherwise utilize any such account other than the accounts identified on Schedule 3.2 unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to cause its security interest therein to be perfected with the priority required by the Loan Documents. Prior to the occurrence and continuance of a Default, it may make purchases and sales of Investment Property or Financial Assets in accordance with the restrictions on investment set out in the Credit Agreement. After the occurrence and during the continuance of an Event of Default it shall not be authorized to make purchases and sales of the Investment Property or Financial Assets and it shall take such steps as Secured Party may reasonably request to give Secured Party control over all Investment Property and Financial Assets. It will not give any party control over any Investment Property or Financial Assets.

                                    ARTICLE 5

                           Rights of the Secured Party

         Section 5.1 POWER OF ATTORNEY. EACH DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE SECURED PARTY AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF THE DEBTOR OR IN ITS OWN NAME, TO TAKE, WHEN A DEFAULT EXISTS, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS


Guarantor Security Agreement, Page 11

AND INSTRUMENTS WHICH THE SECURED PARTY AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT HEREBY GIVES THE SECURED PARTY THE POWER AND RIGHT ON ITS BEHALF AND IN ITS OWN NAME TO DO ANY OF THE FOLLOWING WHEN A DEFAULT EXISTS, WITH NOTICE TO BORROWER BUT WITHOUT THE CONSENT OF THE
DEBTOR:

                         (i) to demand, sue for, collect or receive, in the name of it or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

                        (ii) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

                       (iii) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Secured Party and to receive, open, and dispose of mail addressed to the Debtor;

                        (iv) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct (each Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by it while a Default exists, it shall promptly deliver such Proceeds to the Secured Party with any necessary endorsements, and until such Proceeds are delivered to the Secured Party, such Proceeds shall be held in trust by it for the benefit of the Secured Party and shall not be commingled with any other funds or property of it); (B) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against it with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as the Secured Party


Guarantor Security Agreement, Page 12
         may determine; (H) to add or release any guarantor, indorser, surety or other party to any of the Collateral; (I) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (J) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Intellectual Property (subject to the rights of third parties under pre-existing licenses); (K) to endorse its name on all applications, documents, papers and instruments necessary or desirable in order for the Secured Party to use any of the Intellectual Property;
         (L) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (M) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Secured Party's security interest therein.

         THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH SECTION 7.11. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Secured Party nor any Person designated by the Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct. This power of attorney is conferred on the Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

         Section 5.2 Assignment by the Secured Party. The Secured Party and each Bank may at any time assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, the Credit Agreement, and such Person shall thereupon become vested with all the benefits thereof granted to the Secured Party and the Banks, respectively, herein or otherwise.

         Section 5.3 Possession; Reasonable Care. The Secured Party may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of the Secured Party, of any or all of the Collateral that the Secured Party has a right to possess. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters


Guarantor Security Agreement, Page 13
relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                                    ARTICLE 6

                                     Default

         Section 6.1 Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party shall have the following rights and remedies:

                     (i) In addition to all other rights and remedies granted to the Secured Party in this Agreement or in any other Loan Document or by applicable law, the Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Secured Party may (A) without demand or notice to it, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable or otherwise as may be permitted by law. The Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by each Debtor. Upon the request of the Secured Party, each Debtor shall assemble its Collateral and make it available to the Secured Party at any place designated by the Secured Party that is reasonably convenient to it and the Secured Party. Each Debtor agrees that the Secured Party shall not be obligated to give more than ten
         (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Secured Party shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale or the like, and all reasonable attorneys' fees, legal expenses and other costs and expenses incurred by the Secured Party in connection with the collection of the


Guarantor Security Agreement, Page 14

         Obligations and the enforcement of the Secured Party's rights under this Agreement. Each Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. The Secured Party may apply the Collateral against the Obligations as provided in the Credit Agreement. Each Debtor waives all rights of marshaling, valuation and appraisal in respect of the Collateral. Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by the Secured Party against, the Obligations in the order permitted by the Credit Agreement. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Secured Party and remaining after payment in full of all the Obligations shall be promptly paid over to the Debtor entitled thereto or to whomsoever may be lawfully entitled to receive such surplus; provided that the Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

                     (ii) The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

                     (iii) The Secured Party may exercise any and all of the rights and remedies of the Debtor under or in respect of the Collateral, including, without limitation, any and all rights of it to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral. Each Debtor shall execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this clause (iii) and to receive the dividends, interest and other distributions which it is entitled to receive hereunder.

                     (iv) The Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                     (v) On any sale of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.



Guarantor Security Agreement, Page 15

                     (vi) For purposes of enabling the Secured Party to exercise its rights and remedies under this Section 6.1 and enabling the Secured Party and its successors and assigns to enjoy the full benefits of the Collateral in each case as the Secured Party shall be entitled to exercise its rights and remedies under this Section 6.1, each Debtor hereby grants to the Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to it) to use, assign, license or sublicense any of its Intellectual Property, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof and further including in such license such rights of quality control and inspection as are reasonably necessary to prevent the Trademarks included in such license from claims of invalidation. This license shall also inure to the benefit of all successors, assigns and transferees of the Secured Party.

         Section 6.2 Private Sales. Each Debtor recognizes that the Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act of 1933, as amended from time to time (the "Securities Act") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Each Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. Neither the Secured Party nor the Banks shall be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so. Each Debtor further agrees to do or cause to be done, to the extent that it may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Debtors' expense.

                                    ARTICLE 7

                                  Miscellaneous

         Section 7.1 No Waiver; Cumulative Remedies. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any

Guarantor Security Agreement, Page 16
single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Debtor and the Secured Party and their respective successors and assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of the Banks and Secured Party may not appoint a successor Secured Party except in accordance with the Credit Agreement.

         SECTION 7.3 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. Except as contemplated by the execution and delivery of a Joinder Agreement (which only needs to be signed by the Subsidiary a party thereto), the provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto and the Required Banks.

         Section 7.4 Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement.

         Section 7.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America. ANY ACTION OR PROCEEDING AGAINST ANY DEBTOR UNDER OR IN CONNECTION WITH ANY LOAN DOCUMENT MAY BE BROUGHT IN ANY STATE COURT LOCATED IN DALLAS, TEXAS OR ANY FEDERAL COURT IN THE NORTHERN DISTRICT OF TEXAS. EACH DEBTOR HEREBY IRREVOCABLY (a) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (b) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH DEBTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 7.4 OF THIS AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER

Guarantor Security Agreement, Page 17

PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE SECURED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY DEBTOR OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY ANY DEBTOR AGAINST THE SECURED PARTY OR ANY BANK SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS, TEXAS.

         Section 7.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations and warranties or the right of the Secured Party to rely upon them.

         Section 7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         Section 7.9 Waiver of Bond. In the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.10 Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.11 Termination. If all of the Obligations shall have been paid and performed in full, all Commitments of the Secured Party and the Banks shall have expired or terminated and no Letters of Credit shall remain outstanding, the Secured Party shall, upon the written request of it, execute and deliver to it a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to each Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

         Section 7.12 Obligations Absolute. All rights and remedies of the Secured Party hereunder, and all obligations of each Debtor hereunder, shall be absolute and unconditional irrespective of:



Guarantor Security Agreement, Page 18

                  (a) any lack of validity or enforceability of any of the Loan Documents;

                  (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents;

                  (c) any exchange, release, or nonperfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; or

                  (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, a third party pledgor.

         Section 7.13 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE SECURED PARTY OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.


Guarantor Security Agreement, Page 19

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                            DEBTORS:

                                            TUFCO TECHNOLOGIES, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            TUFCO TECH, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            TECHNOLOGIES I, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            TUFCO, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            TFCO, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            FOREMOST MANUFACTURING COMPANY, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


Guarantor Security Agreement, Page 20

                                            SECURED PARTY:

                                            FIRST UNION NATIONAL BANK,
                                            as Agent for the Banks

                                            By:
                                               ---------------------------------
                                            Name: Paul W. Turko
                                            Title: Vice President


Guarantor Security Agreement, Page 21

                                  Schedule 1.1
                                       TO
                               SECURITY AGREEMENT

                                 Pledged Shares



                                                                 Description of Each                 Number of
                                                   State of       Class and Series                 Issued Shares
Name of Issuer               Name of Owner        Organization   (or each interest)    Par Value  (or % interest)    Certificate No.
--------------               -------------        ------------   ------------------    ---------  ---------------    ---------------
A.  Tufco Tech, Inc.         Parent                  Delaware           Common           $ 0.001        1,000                2

B.  Technologies I, Inc.     Parent                  Delaware           Common           $ 0.001        1,000                1

C.  Tufco, Inc.              Parent                  Delaware           Common           $ 0.001        1,000                1

D.  TFCO, Inc.               Parent                  Delaware           Common           $ 0.001        1,000                1

E.  Foremost Manufacturing   Parent                  Missouri           Common             None         5,000                1
    Company, Inc.

F.  Foremost Manufacturing   Parent                  Missouri           Common             None         5,000                2
    Company, Inc.

G.  Tufco, L.P.              Tufco Tech, Inc.        Delaware       General Partner        N/A            1%                N/A

H.  Tufco, L.P.              Technologies I, Inc.    Delaware       Limited Partner        N/A           43%                N/A

I.   Tufco, L.P.             Tufco, Inc.             Delaware       Limited Partner        N/A           28%                N/A

J.   Tufco, L.P.             TFCO, Inc.              Delaware       Limited Partner        N/A           28%                N/A




Schedule 1.1, Solo Page

                                  SCHEDULE 3.1
                                       TO
                               SECURITY AGREEMENT

                                    Locations

                         I. Principal Place of Business

Address                                              Landlord/Mortgagee
-------                                              ------------------
a.    TUFCO TECHNOLOGIES, INC.
      4800 Simonton
      Dallas, Texas  75244

b.    TUFCO TECH, INC.
      4800 Simonton
      Dallas, Texas  75244

c.    TECHNOLOGIES I, INC.
      P. O. Box 50401
      Henderson, NV  89016

      4800 Simonton
      Dallas, TX  75244

d.    TUFCO, INC.
      P. O. Box 50401
      Henderson, NV  89016

      4800 Simonton
      Dallas, TX 75244

e.    TFCO, INC.
      P. O. Box 50401
      Henderson, NV  89016

      4800 Simonton
      Dallas, TX 75244

f.    FOREMOST MANUFACTURING COMPANY, INC.
      3763 Forest Park Blvd.
      St. Louis, MO  63108




Schedule 3.1, Page 1

      4800 Simonton
      Dallas, TX 75244


                               II. Other Locations


                                      None



Schedule 3.1, Page 2

                                  SCHEDULE 3.2
                                       TO
                               SECURITY AGREEMENT

                    Deposit, Commodity and Security Accounts


----------------------------------------------------------------------------------
    GUARANTOR                       INSTITUTION                 ACCOUNT NUMBER
----------------------------------------------------------------------------------
Tufco Technologies, Inc.     Principal Financial Securities      NEJ-950654-47
----------------------------------------------------------------------------------
Foremost Manufacturing       Alligiant Bank, St. Louis, MO       0204042860
Company, Inc.
----------------------------------------------------------------------------------






Schedule 3.2, Solo Page

                                  SCHEDULE 3.3
                                       TO
                               SECURITY AGREEMENT

                     Trade and Other Names; Tax I.D. Number

Trade and Other Names:


TUFCO TECHNOLOGIES, INC.

TUFCO, LP

TUFCO TECH, INC.

TECHNOLOGIES I, INC.

TUFCO, INC.

TFCO, INC.

FOREMOST MANUFACTURING COMPANY, INC.


United States Federal Income Tax I.D. Number:


TUFCO TECHNOLOGIES, INC. -- 39-1723477

TUFCO TECH, INC. -- 75-2690362

TECHNOLOGIES I, INC. -- 86-0853593

TUFCO, INC. -- 86-0853626

TFCO, INC.-- 86-0853025

FOREMOST MANUFACTURING COMPANY, INC. -- 43-1257838




Schedule 3.3, Solo Page

                                  SCHEDULE 3.4
                                       TO
                               SECURITY AGREEMENT

                              Intellectual Property


                       COPYRIGHTS AND COPYRIGHTS LICENSES
                                      None


===============================================================================================================================
                                                       PATENTS
===============================================================================================================================
       Owner of Record After                                                            Application or        Registration or
  Assignment Agreements are Filed      Country of Origin   Patent Identification       Registration No.         Filing Date
===============================================================================================================================
Tufco Industries, Inc.,              U.S.                  multi-layered plastic          5,266,390              11/30/93
now known as                                               dropcloth and sheet-
Tufco Technologies, Inc.                                   like covers
-------------------------------------------------------------------------------------------------------------------------------
Tufco Industries, Inc.,              U.S.                  "Ladder Guards"                4,771,862               9/20/88
now known as                                                                                                     (expired)
Tufco Technologies, Inc.
===============================================================================================================================
=====================================================================================
                               PATENTS
=====================================================================================
       Owner of Record After          Issue Date              Expiration Date
  Assignment Agreements are Filed     (if known)
=====================================================================================
Tufco Industries, Inc.,
now known as
Tufco Technologies, Inc.
-------------------------------------------------------------------------------------
Tufco Industries, Inc.,
now known as
Tufco Technologies, Inc.
=====================================================================================


                                 PATENT LICENSES

                                      None



===================================================================================================================================
                                                                                     TRADEMARKS
===================================================================================================================================
                                                                                   Application or       Filing      Expiration
      Owner of Record        Country of Registration            Trademark          Registration No.       Date          Date
===================================================================================================================================
Foremost Manufacturing       U.S.                          COVER-UP                       702,373          8/2/60
Company, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
=================================================================================
                                  TRADEMARKS
=================================================================================

      Owner of Record                             Goods
=================================================================================
Foremost Manufacturing         protective covers made of paper, cloth or plastic
Company, Inc.
---------------------------------------------------------------------------------



Schedule 3.4, Page 1

==================================================================================================================================
                                                          TRADEMARKS
==================================================================================================================================
                                                                                      Application or       Filing      Expiration
      Owner of Record          Country of Registration            Trademark          Registration No.       Date          Date
==================================================================================================================================
Foremost Manufacturing       U.S.                          PAINTER'S BEST               74/674,311         pending
Company, Inc.                                              (design)




----------------------------------------------------------------------------------------------------------------------------------
Foremost Manufacturing       U.S.                          STEP SAFELY                   1,504,015
Company, Inc.                                                                           (cancelled)
----------------------------------------------------------------------------------------------------------------------------------
Foremost Manufacturing       U.S.                          DOUBLE GUARD                in process of
Company, Inc.                                                                         reapplying for
                                    trademark
----------------------------------------------------------------------------------------------------------------------------------
Foremost Manufacturing       U.S.                          EXECULINE                   in process of
Company, Inc.                                                                        applying for new
                                    trademark
----------------------------------------------------------------------------------------------------------------------------------
Tufco Industries, Inc.,      U.S.                          PARTY TIME                    1,679,060         3/17/92
now known as
Tufco Technologies, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Tufco Industries, Inc.,      U.S.                          TUFCO                         1,297,621         9/25/84
now known as
Tufco Technologies, Inc.

----------------------------------------------------------------------------------------------------------------------------------
Tufco Industries, Inc.,      U.S.                          CANVEX                         950,941          1/16/73
now known as
Tufco Technologies, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Tufco Industries, Inc.,      U.S. (Wisconsin State)        TUFCO                          33,528           4/26/82
now known as
Tufco Technologies, Inc.

----------------------------------------------------------------------------------------------------------------------------------
Tufco Industries, Inc.,      U.S. (Wisconsin State)        TUFFY RETAIL                                   10/31/75
now known as                                               PRODUCTS (and
Tufco Technologies, Inc.                                   design)
==================================================================================================================================
====================================================================================
                                TRADEMARKS
====================================================================================

      Owner of Record                             Goods
====================================================================================
Foremost Manufacturing       hand-operated caulking guns and sanding blocks;
Company, Inc.                protective safety goggles and face mask for painters;
                             plastic sheeting for use as drop cloths, wall shields
                             and spray hoods; gloves, clothing to be worn by
                             painters, esp. socks, mitts, coveralls, shoe and boot
                             covers
------------------------------------------------------------------------------------
Foremost Manufacturing
Company, Inc.
------------------------------------------------------------------------------------
Foremost Manufacturing
Company, Inc.

------------------------------------------------------------------------------------
Foremost Manufacturing
Company, Inc.

------------------------------------------------------------------------------------
Tufco Industries, Inc.,      disposable table covers
now known as
Tufco Technologies, Inc.
------------------------------------------------------------------------------------
Tufco Industries, Inc.,      tarpaulins -- namely drop clothes, predominately
now known as                 plastic combination paper/plastic drop cloths,
Tufco Technologies, Inc.     polyethylene roll  cover film and painters' finishing
                             cloths
------------------------------------------------------------------------------------
Tufco Industries, Inc.,      painters' drop cloths composed essentially of paper
now known as                 and polyethylene film laminated together
Tufco Technologies, Inc.
------------------------------------------------------------------------------------
Tufco Industries, Inc.,      industrial and retail paper, plastic and cloth
now known as                 products, including painters' products, drop cloths,
Tufco Technologies, Inc.     table cloths and similar products and paper
                             converting and packaging machinery
------------------------------------------------------------------------------------
Tufco Industries, Inc.,      retail products sold through distributors in the paint
now known as                 sundry market as well as the automotive after-
Tufco Technologies, Inc.     market
====================================================================================




Schedule 3.4, Page 2

==========================================================================================
                              TRADEMARK LICENSES
==========================================================================================
     Name of Agreement             Parties                  Date of Agreement
==========================================================================================

==========================================================================================



Schedule 3.4, Page 3

                                    EXHIBIT A
                                       TO
                               SECURITY AGREEMENT

                                FORM OF AMENDMENT

         This Amendment, dated _______________, 19___, is delivered pursuant to
Section 4.8 of the Guarantor Security Agreement (as herein defined) referred to below. The undersigned hereby agrees that this Amendment may be attached to the Guarantor Security Agreement dated as of August 28, 1998, among the undersigned, certain of its affiliates and First Union National Bank, as agent for the ratable benefit of the Banks referred to therein (the "Security Agreement"), and that the shares of stock, membership interests, notes or other instruments listed on Schedule 1 annexed hereto shall be and become part of the Collateral referred to in the Security Agreement and shall secure payment and performance of all Obligations as provided in the Security Agreement.

         Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Security Agreement.

                                         [DEBTOR]

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


Amendment to Guarantor Security Agreement - Solo Page

                                   Schedule 1
                                       to
                     Guarantor Security Agreement Amendment



                                                  Stock                                  Number             Percentage of
Stock Issuer           Class of Stock        Certificate No(s).         Par Value       of Shares         Outstanding Shares
------------           --------------        ------------------         ---------       ---------         ------------------



Schedule 1 to Guarantor Security Agreement Amendment, Solo Page

                                   EXHIBIT "F"
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT


                                Joinder Agreement

EXHIBIT "F", Cover Page

                                JOINDER AGREEMENT

         This JOINDER AGREEMENT (the "Agreement") dated as of ____________________, is executed by the undersigned (the "Debtor") for the benefit of FIRST UNION NATIONAL BANK, in its capacity as agent for the banks party to the hereafter identified Credit Agreement (in such capacity herein, the "Agent") and for the benefit of such banks in connection with that certain Credit Agreement dated as of August 28, 1998, among the Agent, TUFCO, L.P. (the "Borrower), TUFCO TECHNOLOGIES, INC. ("Parent"), and the banks party thereto (as modified, the "Credit Agreement", and capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

         The Debtor is a newly formed or newly acquired Subsidiary to Parent and is required to execute this Agreement pursuant to the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees as follows:

         1. The Debtor assumes all the obligations of a "Debtor" under the Guarantor Security Agreement and agrees that it is a "Debtor" and bound as a "Debtor" under the terms of the Guarantor Security Agreement as if it had been an original signatory thereto. In furtherance of the foregoing, the Debtor hereby assigns, pledges and grants to Agent a security interest in all of its right, title and interest in and to Debtor's Collateral (as defined in the Guarantor Security Agreement) to secure the Obligations (as defined in the Guarantor Security Agreement) under the terms of the Guarantor Security Agreement.

         2. Schedules 1.1, 3.1, 3.2, 3.3 and 3.4 of the Guarantor Security Agreement are hereby amended to add the information relating to Debtor set out on Schedules 1.1, 3.1, 3.2, 3.3 and 3.4 hereof. The Debtor hereby confirms that the representations and warranties set forth in Article III of the Guarantor Security Agreement applicable to it and its Collateral and the representations and warranties set forth in the Credit Agreement are true and correct after giving effect to such amendment to the Schedules.

         3. In furtherance of its obligations under Section 4.2 of the Security Agreement, but subject to Section 10.10 of the Credit Agreement, Debtor agrees to execute and deliver such UCC financing statements naming the Debtor as debtor, the Agent as secured party and describing its Collateral and such other documentation (including intellectual property security agreements) as the Agent may require to evidence, protect and perfect the Liens created by the Guarantor Security Agreement as modified hereby.

         4. The Debtor hereby assumes all the obligations of a "Guarantor" under the Master Guaranty and agrees that it is a "Guarantor" and bound as a "Guarantor" under the terms of the Master Guaranty as if it had been an original signatory thereto. In accordance with the forgoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged,

JOINDER AGREEMENT - Page 1

Debtor irrevocably and unconditionally guarantees to the Agent and the Banks the full and prompt payment and performance of the Guaranteed Indebtedness (as defined in the Guaranty) upon the terms and conditions set forth in the Master Guaranty.

         5. This Agreement shall be deemed to be part of, and a modification to, the Guarantor Security Agreement and the Master Guaranty and shall be governed by all the terms and provisions of the Guarantor Security Agreement and the Master Guaranty, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of Debtor enforceable against Debtor. The Debtor hereby waives notice of the Agent's or any Bank's acceptance of this Agreement.

         IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the day and year first written above.

                                       Debtor:

                                       ----------------------------------------


                                       By:
                                            ----------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                              ---------------------------------

JOINDER AGREEMENT - Page 2

                                  SCHEDULE 1.1
                                       TO
                                JOINDER AGREEMENT

                                 Pledged Shares



                          Class              Stock                               Number          Percentage of
 Stock                     of             Certificate            Par               of             Outstanding
 Issuer                   Stock              No(s).             Value            Shares             Shares
 ------                   -----           -----------           -----            ------          -------------





Schedule 1.1 to Joinder Agreement, Solo Page

                                  SCHEDULE 3.1
                                       TO
                                JOINDER AGREEMENT

                                    Locations



                         I. Principal Place of Business

Address               Landlord/Mortgagee




                               II. Other Locations

Address               Landlord/Mortgagee


Schedule 3.1 to Joinder Agreement, Solo Page

                                  SCHEDULE 3.2
                                       TO
                                JOINDER AGREEMENT

                      Trade and Other Names; Tax ID Number






Schedule 3.2 to Joinder Agreement, Solo Page

                                  SCHEDULE 3.3
                                       TO
                                JOINDER AGREEMENT

                    Deposit, Security and Commodity Accounts






Schedule 3.3 to Joinder Agreement, Page 1 of 2

                                  SCHEDULE 3.4
                                       TO
                                JOINDER AGREEMENT

                              Intellectual Property


                                   COPYRIGHTS

============================================================================================================
Owner of Record   Country of Registration  Copyright  Applications or  Registration or  Expiration    Title
                                                       Registration      Filing Date       Date
                                                           No.
===============   =======================  ========== ===============  =============== ============  =======

===============   =======================  ========== ===============  =============== ============  =======


                               COPYRIGHT LICENSES

=================================================================================================
    Name of Agreement                Patent                        Date of Agreement
========================== =============================== ======================================

========================== =============================== ======================================

                                     PATENTS

===========================================================================================================
       Owner of Record After                                                            Application or
  Assignment Agreements are Filed      Country of Origin   Patent Identification       Registration No.
===================================  ===================== ======================  ========================

===================================  ===================== ======================  ========================

========================================================================
  Registration or        Issue Date              Expiration Date
    Filing Date          (if known)
 =================  ====================  ==============================

 =================  ====================  ==============================


                                 PATENT LICENSES

=================================================================================================
    Name of Agreement                Patent                        Date of Agreement
========================== =============================== ======================================

========================== =============================== ======================================


Schedule 3.4 to Joinder Agreement, Page 1 of 2

                                   TRADEMARKS

=======================================================================================================
                                                                                      Application or
      Owner of Record          Country of Registration            Trademark          Registration No.
============================ ============================  =======================  ===================

============================ ============================  =======================  ===================

============================================================================
   Filing       Expiration
    Date           Date                           Goods
=============  ============= ===============================================

=============  ============= ===============================================



                               TRADEMARK LICENSES

=================================================================================================
    Name of Agreement                Parties                       Date of Agreement
========================== =============================== ======================================

========================== =============================== ======================================



Schedule 3.4 to Joinder Agreement, Page 2 of 2

                                   EXHIBIT "G"
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT

                            Assignment and Acceptance






EXHIBIT "G", Cover Page

                            ASSIGNMENT AND ACCEPTANCE

                           Dated _______________, 19__


         Reference is made to the Credit Agreement dated as of August 28, 1998 (as the same may be amended and in effect from time to time, the "Credit Agreement"), among Tufco, L.P., a Delaware limited partnership (the "Borrower"), Tufco Technologies, Inc., the banks named therein (the "Banks"), First Union National Bank, as agent for the Banks (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement. This Assignment and Acceptance is being executed pursuant to Section 15.8(c) of the Credit Agreement.

         _________________________ (the "Assignor") and _______________________
(the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee without recourse, representation or warranty except as specifically set forth herein, and the Assignee hereby purchases and assumes from the Assignor, a ___________% interest in and to all the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the Effective Date (as defined below) (including, without limitation, such percentage interest in the Revolving Commitments of the Assignor on the Effective Date and such percentage interest in the Loans owing to, and Letter of Credit Liabilities (including participations purchased pursuant to the Credit Agreement) held by, the Assignor outstanding on the Effective Date together with such percentage interest in all unpaid interest and fees accrued from the Effective Date).

         2. The Assignor (i) represents that as of the date hereof, its Revolving Commitment is $_____________, the outstanding principal balance of its Revolving Loans is $_____________, the outstanding principal balance of its Term Loan is $_____________, the outstanding Bond L/C Liabilities (including participations purchased pursuant to the Credit Agreement) held by it are $_________________, and the outstanding Commercial L/C Liabilities (including participations purchased pursuant to the Credit Agreement) held by it are $____________, (all as unreduced by any assignments which have not yet become effective); (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Obligated Party or the performance or observance

ASSIGNMENT AND ACCEPTANCE - Page 1
                  by the Borrower or any Obligated Party of any of their obligations under the Credit Agreement or any other Loan Document.

         3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 10.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iv) confirms that it is an Eligible Assignee; (v) authorizes the Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank; [and
                  (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty].(1)

         4. The effective date for this Assignment and Acceptance shall be _______________ (the "Effective Date").(2) Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.

         5. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Bank thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

         6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees, and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit

--------

(1) If the Assignee is organized under the laws of a jurisdiction outside the United States.

(2) Such date shall be at least five (5) Business Days after the execution of this Assignment and Acceptance and delivery thereof to the Agent or upon acceptance by the Agent.


ASSIGNMENT AND ACCEPTANCE - Page 2

                  Agreement and the Revolving Note for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

                                       [NAME OF ASSIGNOR]


                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                       [NAME OF ASSIGNEE]


                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

ACCEPTED BY:

FIRST UNION NATIONAL BANK,
as Agent

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------


TUFCO, L.P.

By:      Tufco Tech. Inc., its
         Managing General Partner

         By:
            -----------------------------------
         Name:
              ---------------------------------
         Title:
               --------------------------------


ASSIGNMENT AND ACCEPTANCE - Page 3

                                   EXHIBIT "H"
                                       TO
                                   TUFCO, L.P.
                                CREDIT AGREEMENT

                             Compliance Certificate



EXHIBIT "H", Cover Page

                             COMPLIANCE CERTIFICATE
                                     for the
                     Fiscal Quarter ending ________ __, ____



To:      First Union National Bank,
         as Agent
         370 Scotch Road
         West Trenton, New Jersey  08628
         re: TUFCO, L.P.

         and each Bank

Ladies and Gentlemen:

         This Compliance Certificate (the "Certificate") is being delivered pursuant to Section 10.1(c) of that certain Credit Agreement (as amended, the "Agreement") dated as of August 28, 1998, among Tufco, L.P., Tufco Technologies, Inc. ("Parent"), the banks and lending institutions named therein (the "Banks") and First Union National Bank, as agent for the Banks ("Agent"). All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Agreement. All the calculations set forth below shall be made pursuant to the terms of the Agreement.

         The undersigned, as an authorized financial officer of Parent, and not individually, does hereby certify to the Agent and the Banks that:


1.       DEFAULT.

         No Default has occurred and is continuing or if a Default has occurred and is continuing, I have described on the attached Exhibit "A" the nature thereof and the steps taken or proposed to remedy such Default.

2.      SECTION 10.1 - FINANCIAL STATEMENTS AND RECORDS

        (a)  Annual audited financial statements of Parent and its Subsidiaries           Yes       No        N/A
             on or before ninety (90) days after the end of each Fiscal Year.

        (b)  Quarterly unaudited financial statements of Parent and                       Yes       No        N/A
             its Subsidiaries within forty-five (45) days after the end of the first 3 Fiscal Quarters and within ninety (90) days after the last Fiscal Quarter

        (c)  Financial Projections of Parent and its Subsidiaries within                  Yes       No        N/A
             forty-five (45) days after the beginning of each Fiscal Year.



COMPLIANCE CERTIFICATE - Page 1

3.      SECTION 11.1  - DEBT

        (a)  Purchase money not to exceed:                                      $ 100,000
             Actual Outstanding:                                                $                    Yes          No
                                                                                 ---------------
        (b)  Guarantees of surety, appeal bonds, etc. not to exceed:            $ 100,000
             Actual Outstanding:                                                $                    Yes          No
                                                                                 ---------------
        (c)  Other Debt not to exceed:                                          $ 50,000
             Actual Outstanding:                                                $                    Yes          No
                                                                                 ---------------

4.      SECTION 11.4 - TREASURY STOCK

        (a)  Amount spent to purchase or redeem Parent stock during most
             recently completed Fiscal Year                                     $
                                                                                 ---------------
        (b)  Maximum allowed by Credit Agreement                                $ 500,000            Yes          No

5.      SECTION 11.8 - ASSET DISPOSITIONS

        (a)  Aggregate book value of assets disposed during any 12-
             month period not to exceed:                                        $ 100,000
        (b) Total book value of asset dispositions for 12-month
             period most recently ending:                                       $                    Yes          No
                                                                                 ---------------

6.      SECTION 12.1 - CONSOLIDATED TANGIBLE NET WORTH

        (a)  $ 13,500,000                                                       $ 13,500,000
        (b)  Net income for Current Fiscal Quarter (if positive)                $
                                                                                 ---------------
        (c)  Aggregate positive Net Income since 9-30-97 Fiscal
             Quarter end (excluding current Fiscal Quarter)                     $
                                                                                 ---------------
        (d)  6(b) + 6(c)                                                        $
                                                                                 ---------------
        (e)  50% of 6(d)                                                        $
                                                                                 ---------------
        (f)  Aggregate amount of net cash proceeds or other capital
             contribution to Parent since 9-30-97                               $
                                                                                 ---------------
        (g)  Required Consolidated Tangible Net Worth:
             6(a) + 6(e) + 6(f)                                                 $
                                                                                 ---------------
        (h)  Net Worth from balance sheet                                       $
                                                                                 ---------------
        (i)  Less gain due to write-up of assets                                $
                                                                                 ---------------
        (j)  Less intangible assets                                             $
                                                                                 ---------------
        (k)  Less deferred income tax assets                                    $
                                                                                 ---------------
        (l)  Less unmarketable securities                                       $
                                                                                 ---------------
        (m)  Less cash for retirement of stock or Debt                          $
                                                                                 ---------------
        (n)  Less translation adjustment                                        $
                                                                                 ---------------
        (o)  Less Parent stock included in assets                               $
                                                                                 ---------------
        (p)  Less net worth attributable to minority interests                  $
                                                                                 ---------------
        (q)  Consolidated Tangible Net Worth [6(h)-(6(i) through 6(p))]         $                    Yes          No
                                                                                 ---------------




COMPLIANCE CERTIFICATE - Page 2

7.      SECTION 12.2 - FIXED CHARGE COVERAGE

        (a)  Consolidated Net Income for last four Fiscal Quarters
             (from Schedule 1)                                                  $
                                                                                 ---------------
        (b)  Plus deductions for tax                                            $
                                                                                 ---------------
        (c)  Less benefit from tax                                              $
                                                                                 ---------------
        (d)  Plus interest expense                                              $
                                                                                 ---------------
        (e)  Plus amortization                                                  $
                                                                                 ---------------
        (f)  Plus depreciation                                                  $
                                                                                 ---------------
        (g)  Plus lease expenses attributable to lease at Manning,
             S.C.                                                               $
                                                                                 ---------------
        (h)  Parent's EBITDA:
             (a) plus (b), (d), (e), (f), and (g) less (c)                      $
                                                                                 ---------------
        (i)  Less deductions for cash taxes paid                                $
                                                                                 ---------------
        (j)  Plus benefit from taxes                                            $
                                                                                 ---------------
        (k)  Cash Flow
             7(h) plus 7(j) minus 7(i)                                          $
                                                                                 ---------------
        (l)  Fixed Charges
             (i)   Cash interest expense                                        $
                                                                                 ---------------
             (ii)  Scheduled principal payments on Debt                         $
                                                                                 ---------------
             (iii) Aggregate amount of Capital Expenditures                     $
                                                                                 ---------------
             (iv)  50% of amounts used by Parent to repurchase
                   Securities                                                   $
                                                                                 ---------------
             (v)   less $1,800,000 for period ending 6-30-98 or
                   9-30-98 and $700,000 for period ending
                   12-31-98                                                     $
                                                                                 ---------------
             (vi)  plus lease expenses attributable to lease at
                   Manning, S.C.                                                $
                                                                                 ---------------
             (vii) Sum of 7(l)(i) through (iv) less (v) and (vi)                $
                                                                                 ---------------
        (m)  Actual Fixed Charge Coverage 7(k)/7(l)(vii)                                   :1.00
                                                                                     ------
        (n)  Minimum Fixed Charge Coverage                                                 :1.00    Yes          No
                                                                                     ------

8.      SECTION 12.3 - INDEBTEDNESS TO EBITDA

        (a)  Debt for borrowed money                                            $
                                                                                 ---------------
        (b)  Debt evidenced by bonds, notes, etc.                               $
                                                                                 ---------------
        (c)  Capital Lease Obligations                                          $
                                                                                 ---------------
        (d)  Liquidated reimbursement obligations and undrawn
             letters of credit                                                  $
                                                                                 ---------------
        (e)  Debt secured by lien on leased Manning, S.C. facility              $
                                                                                 ---------------
        (f)  Indebtedness, sum of 8(a) through 8(e)                             $
                                                                                 ---------------
        (g)  EBITDA (from 7(h))                                                 $
                                                                                 ---------------
        (h)  8(f)/8(g)                                                                     :1.00
                                                                                     ------
        (i)  Maximum Indebtedness to EBITDA allowed by Credit
             Agreement                                                                  3.0:1.00    Yes          No
        (j)  Adjustment to margin and fees required by
             Section 5.2?                                                                           Yes          No
        (k)  If adjustment required, set forth below new margins and fees in accordance with Section 5.2.


COMPLIANCE CERTIFICATE - Page 3


             (i)   Base Margin                                                                 %
                                                                                            ---
             (ii)  Commitment Fee Rate                                                         %
                                                                                            ---
             (iii) Libor Rate Margin                                                           %
                                                                                            ---
9.      SECTION 12.4 - CAPITAL EXPENDITURES

        (a)  Capital Expenditures for current Fiscal Year                       $
                                                                                 ---------------
        (b)  Maximum allowed by Credit Agreement                                $3,000,000           Yes          No

        (c)  Capital Expenditures for last Fiscal Year                          $
                                                                                 ---------------
        (d)  Sum of 9(a) plus 9(b)                                              $
                                                                                 ---------------
        (e)  Maximum Capital Expenditures for any two Fiscal                    $5,000,000           Yes          No

             Years allowed by Credit Agreement

10.     ATTACHED SCHEDULES

        Attached hereto as schedules are the calculations supporting the computation set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.

11.     FINANCIAL STATEMENTS

        The unaudited financial statements attached hereto were prepared in accordance with GAAP (excluding footnotes) and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

12.     CONFLICT

        In the event of any conflict between the definitions or covenants contained in the Credit Agreement and as they may be interpreted or abbreviated in this Compliance Certificate, the Credit Agreement shall control.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate effective this _______ day of ____________, ____.

                                                    TUFCO TECHNOLOGIES, INC.


                                                    By:
                                                       -----------------------
                                                    Name:
                                                         ---------------------
                                                    Title:
                                                          --------------------



COMPLIANCE CERTIFICATE - Page 4

                                   Schedule 1
                                       to
                             Compliance Certificate

                         Parent Consolidated Net Income
                 for period ______________ to _________________


1.      GAAP for Parent, with inventory valued at the lower of its fair market value on its historical cost (on a first-in, first-out basis), excluding
        the following consolidated net income                                                           $
                                                                                                         -----------
        (a)  extraordinary gains or losses or nonrecurring revenue or expenses
                                                                                                         -----------
        (b)  gains on sale of securities
                                                                                                         -----------
        (c)  losses on sale of securities
                                                                                                         -----------
        (d)  any gains or losses in respect of the write-up of any asset at greater than original cost or write-down at less than original cost;
                                                                                                         -----------
        (e)  any gains or losses realized upon the sale or other disposition of property, plant, equipment or intangible assets which is not sold or otherwise disposed of in the ordinary course of business;
                                                                                                         -----------
        (f)  any gains or losses from the disposal of a discontinued business;
                                                                                                         -----------
        (g)  any net gains or losses arising from the extinguishment of any debt;
                                                                                                         -----------
        (h)  any restoration to income of any contingency reserve for long term asset or long term liabilities, except to the extent that provision for such reserve was made out of income accrued during such period;
                                                                                                         -----------
        (i)  the cumulative effect of any change in an accounting principle on income of prior periods;
                                                                                                         -----------
        (j)  any deferred credit representing the excess of equity in any acquired company or assets at the date of acquisition over the cost of the investment in such company or asset;
                                                                                                         -----------
        (k)  the income from any sale of assets in which the book value of such assets prior to their sale had been the book value inherited;
                                                                                                         -----------
        (l)  the income (or loss) of any Person (other than a subsidiary) in which
             Parent or a Subsidiary has an ownership interest; provided, however, that (i) Consolidated Net Income shall include amounts in respect of the income of such Person when actually received in cash by the Parent or such Subsidiary in the form of dividends or similar distributions and (ii) Consolidated Net Income shall be reduced by the aggregate amount of all investments, regardless of the form thereof, made by Parent or any of the Subsidiaries in such
             Person for the purpose of funding any deficit or loss of such Person;
                                                                                                         -----------
        (m)  any reduction in or addition to income tax expense resulting from an increase or decrease in a deferred income tax asset due to the anticipation of future income tax benefits;
                                                                                                         -----------
        (n)  any reduction in or addition to income tax expense due to the change in a statutory tax rate resulting in an increase or decrease in a deferred income tax asset or in a deferred income tax liability;
                                                                                                         -----------
        (o)  any gains or losses attributable to returned surplus assets of any pension-benefit plan or any pension credit attributable to the excess of
             (i) the return on pension-plan assets over (ii) the pension obligation's service cost and interest cost;
                                                                                                         -----------
        (p)  the income or loss of any Person acquired by Parent or a Subsidiary for any period prior to the date of such acquisition; and
                                                                                                         -----------




Schedule 1 to Compliance Certificate, Page 1 of 2

        (q)  the income from any sale of assets in which the accounting basis of such assets had been the book value of any Person acquired by
             Parent or a Subsidiary prior to the date such Person became a
             Subsidiary or was merged into or consolidated with Parent or a
             Subsidiary.
                                                                                                         -----------
TOTAL:                                                                                                  $
                                                                                                         ===========


Schedule 1 to Compliance Certificate, Page 2 of 2

                                   EXHIBIT "I"
                                       to
                                   TUFCO, L.P.
                                CREDIT AGREEMENT

       Form of Notice of Borrowing, Conversion, Continuation or Prepayment






EXHIBIT I, COVER PAGE

                                     NOTICE

                                                            ---------- --, ----
First Union National Bank, as Agent

-----------------------------------

-----------------------------------

-----------------------------------

Attention:  Loan Syndication Services

         Re:      Tufco, L.P.

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of August 28, 1998, between TUFCO, L.P. (the "Borrower"), TUFCO TECHNOLOGIES, INC., certain lenders, and FIRST UNION NATIONAL BANK, as agent for such lenders (the "Agent") (as the same may be amended or otherwise modified, the "Credit Agreement"). Capitalized terms that are not defined herein shall have the meanings assigned to them in the Credit Agreement.

         This irrevocable Notice is given by the Borrower pursuant to Section
6.3 of the Credit Agreement. The Borrower hereby notifies you of the following (check and/or complete the applicable item):

____     (a)      Borrowing.

                         (i) The Borrower requests a Revolving Loan in the amount of: $__________________ on
                                    _____________, _____ (the "Requested
                                    Advance").

                        (ii) The Requested Advance will be of the following Type: [ ] Base Rate Account; [ ] Eurodollar Account.

                       (iii) If the Requested Advance will be in a Eurodollar Account, the Interest Period will be: [ ] 1 month; [ ] 2 months; [ ] 3 months; [ ] 6 months.

____     (b)      Conversion or Continuation of Loan.

                         (i)        The Borrower requests a  [ ] Conversion or
                                    [ ] Continuation of an Account in the amount
                                    of: $__________________ on _____________,
                                    _____.

                        (ii) The Type of Account to be Converted or Continued will be a: [ ] Base Rate Account;
                                    [ ] Eurodollar Account.


NOTICE - Page 1

                       (iii) The Account resulting from the Conversion or Continuation will be a: [ ] Base Rate Account; [ ] Eurodollar Account.

                        (iv) If the Account resulting from the Conversion or Continuation will be a Eurodollar Account, the Interest Period for such Account will be: [ ] 1 month; [ ] 2 months; [ ] 3 months; [ ] 6 months.

____     (c)      Prepayment.

                         (i) The Borrower will make a prepayment of the principal of the [Revolving] [Term] Loans in the amount of: $__________________ on
                                    _____________.

                        (ii) The Account to be prepaid will be of the following Type: [ ] Base Rate Account; [ ] Eurodollar Account.

                       (iii) If the Account to be prepaid is a Eurodollar Account, it has an Interest Period of _____ month(s) that will end on _____________, and the breakage costs associated with the prepayment of such Eurodollar Account is $___________________.

         In connection with each borrowing, Continuation or Conversion requested hereby, the undersigned hereby certifies that the following statements are true and correct:

                           (i) The representations and warranties contained in
                  Article 9 of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

                           (ii) No Default has occurred and is continuing or
                  would result from the Requested Advance, Continuation or Conversion.

                           (iii) Since __________________,* there has been no
                  material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of Parent or the Subsidiaries.

                           (iv) The amount of the Requested Advance, when added
                  to the principal amount of all Revolving Loans outstanding will not exceed the Revolving Commitments.


--------

* Insert the effective date of the most recent financial statements referred to in Section 10.1 of the Loan Agreement.

NOTICE - Page 2

Executed and Delivered as of                            .
                            ----------------------------

                        Very truly yours,

                        TUFCO, L.P.


                        By:      Tufco Tech, Inc., its
                                 Managing General Partner


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------





NOTICE - Page 3